UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check all boxes that apply):

X	No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

NEWPARK RESOURCES, INC.

2023 Annual Meeting of Stockholders
May 18, 2023

April 6, 2023
Dear Fellow Stockholder:
On behalf of the Board of Directors, you are cordially invited to attend the 2023 Annual Meeting of Stockholders of Newpark Resources, Inc. (the “Company”), which will be held on Thursday, May 18, 2023, at 10:00 a.m., Central Daylight Time, at the Newpark Technology Center, located at 21290 Merchants Way, Katy, Texas 77449 (the “Annual Meeting”). In the following pages, you will find the Notice of Annual Meeting of Stockholders as well as a Proxy Statement describing the business to be conducted at the meeting.
Whether or not you plan to attend the Annual Meeting in person, it is important that you study carefully the information provided in the accompanying Proxy Statement and vote. Please promptly vote your shares by telephone, by the Internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.
Thank you for your continued support.
Sincerely,
Matthew S. Lanigan
President and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date:	MAY 18, 2023	Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting during ordinary business hours at the Company’s headquarters, located at 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.
Time:	10:00 a.m. Central Daylight Time
Place:	21920 Merchants Way Katy, Texas 77449
Record Date:	March 27, 2023

MEETING AGENDA
(1)	The election of seven director nominees named in this Proxy Statement to our Board of Directors;
(2)	A non-binding advisory vote to approve our named executive officer compensation;
(3)	A non-binding advisory vote on the frequency of future advisory votes to approve executive compensation;
(4)	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2023;
(5)	Approval of the Company’s Second Amended and Restated 2015 Employee Equity Incentive Plan;
(6)	Approval of the Company’s Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan; and
(7)	Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan
Our stockholders may also transact such other business at the Annual Meeting as may properly come before the meeting and any adjournments or postponements thereof. Our stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly vote your shares. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.
Under the rules of the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders as of the close of business on the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or by mail. If you receive the Notice, you will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the Proxy Statement.

How to Vote: Please vote by using one of the following voting methods. Please have your proxy materials in hand when voting by any one of these methods. You may need your control number in order to vote by one of the advance methods.

)	:	*	@
By Phone 1 (800) 690-6903	By Internet www.proxyvote.com	By Mail Mark, sign and date your proxy card and return it in the postage-paid envelope.	In Person Attend the Annual Meeting and vote by ballot.

Dated:	April 6, 2023
BY ORDER OF OUR BOARD OF DIRECTORS

E. Chipman Earle
Vice President, General Counsel, Chief Compliance Officer,
Chief Administrative Officer and Corporate Secretary

PROXY SUMMARY
This summary highlights selected information found elsewhere in this Proxy Statement, which is being sent or made available to stockholders on or about April 6, 2023. This summary does not contain all of the information that you should consider before voting and therefore we urge you to review the complete Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 prior to voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., Central Daylight Time, on May 18, 2023
Place	Newpark Technology Center 21920 Merchants Way Katy, Texas 77449
Record Date	March 27, 2023
Voting	Stockholders of record at the close of business on the Record Date are entitled to receive notice of and may vote in person at the Annual Meeting or by proxy. Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of stockholders. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote by Internet or by following the instructions in the Notice Regarding the Availability of Proxy Materials or, if you requested printed copies of the proxy materials, you can vote by Internet, by telephone or by delivering your proxy through the mail. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.
Common shares outstanding as of the Record Date	86,327,090

ANNUAL MEETING PROPOSALS

Voting Item	Board Vote Recommendation	Page
1. Election of seven director nominees named in this Proxy Statement to our Board of Directors	FOR EACH NOMINEE	57
2. Non-binding advisory vote to approve named executive officer compensation	FOR	64
3. Non-binding advisory vote on the frequency of future advisory votes to approve executive compensation	FOR ONE YEAR	65
4. Ratification of appointment of independent registered public accounting firm	FOR	66
5. Approval of the Company’s Second Amended and Restated 2015 Employee Equity Incentive Plan	FOR	69
6. Approval of the Company’s Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan	FOR	81
7. Approval of an Amendment to the Company’s Amended and Restated Employee Stock Purchase Plan	FOR	85

OUR DIRECTOR NOMINEES

				Current Committee Memberships
Nominee	Age	Director Since	Service on Other Public Company Boards	Audit	Compensation	Environmental, Social and Governance	Independent
Matthew S. Lanigan	52	2022	—	✗	✗	✗	✗
Roderick A. Larson	56	2014	1	✓	✓	✓	✓
Michael A. Lewis	61	2021	1	✓	✓	Chair (2022)	✓
Claudia M. Meer	61	2022	1	✓	✓	✓	✓
John C. Mingé	61	2017	—	✓	Chair (2018)	✓	✓
Rose M. Robeson	62	2018	2	Chair (2021)	✓	✓	✓
Donald W. Young	50	2022	—	✓	✓	✓	✓
As our Company strategy and the business environment evolve, the Environmental, Social, and Governance Committee of our Board of Directors annually reviews the skills and experience of our Board members, ensuring that the Board composition evolves with the changing Company strategy and business environment, and maintains relevant knowledge as well as a diversity of viewpoints.
Each of our Board members routinely receive over 95% support in annual stockholder elections.
On December 1, 2022, Mr. Best, our current Board Chair, expressed his intent to retire and to not to stand for re-election as a member of the Board. As such, the Board has determined that the size of the Board shall be reduced from eight directors to seven directors effective as of the Annual Meeting. On April 3, 2023, the ESG Committee recommended and the Board agreed that it is advisable and in the best interests of our stockholders to continue with a non-executive chair structure upon Mr. Best’s retirement which will be effective at the conclusion of the Annual Meeting on May 18, 2023 and to appoint Ms. Robeson, if re-elected as a director at the Annual Meeting, to fill the Board Chair vacancy at that time.
On April 3, 2023, the ESG Committee recommended and the Board agreed that at the conclusion of the Annual Meeting, the Committee Memberships and Committee Chairs would be changed to reflect the following, subject to each nominee’s election at the Annual Meeting:

				Anticipated Committee Memberships post the Annual Meeting on May 18, 2023
Nominee	Age	Director Since	Service on Other Public Company Boards	Audit	Compensation	Environmental, Social and Governance	Independent
Rose M. Robeson (Board Chair - 2023)	62	2018	2	✗	✗	✗	✓
Matthew S. Lanigan	52	2022	—	✗	✗	✗	✗
Roderick A. Larson	56	2014	1	✓	✓	✓	✓
Michael A. Lewis	61	2021	1	✓	✓	Chair (2022)	✓
Claudia M. Meer	61	2022	1	Chair (2023)	✓	✓	✓
John C. Mingé	61	2017	—	✓	✓	✓	✓
Donald W. Young	50	2022	—	✓	Chair (2023)	✓	✓

Director Demographics:
With the anticipated appointment of Ms. Robeson as Chair of the Board and Ms. Meer as Chair of the Audit Committee, together with the continued service of Mr. Lewis as Chair of ESG Committee, 75% of the leadership positions on the Board following the Annual Meeting will be held by independent diverse directors following the Annual Meeting. Our experienced and qualified Board continues to improve our corporate governance practices as reflected by the following:

✓	Non-executive Board Chair	X	Related-party transactions that impair the independence of Board or Committee members

✓	Seven of eight of our current Board members are independent (which will change to six of seven of our Board members being independent upon the anticipated retirement of Mr. Best at our Annual General Meeting)	X	Entrenched Board or Committee members with excessive tenure – in 2022, two long-standing Board members were replaced by three new Board members, and one long-standing Board member will retire at the upcoming Annual Meeting and not be replaced

	Two Audit Committee Financial Experts currently serve on our Audit Committee	X	Classified Board

✓	Majority vote principle with director resignation policy in Corporate Governance Guidelines	X	Excessive annual cash retainers, equity awards or perquisites for Board members

✓	ESG Committee consisting solely of independent Board members oversees our ESG program, including related risks	X	Absent or disengaged Board or Committee members – each Board member attended at least 75% of the eleven Board meetings and twenty-one committee meetings held in 2022

✓	Diverse Board required to seek out women and minority candidates for inclusion in nominee pool

✓
Regular rotation of Committee and Board Chairpersons including rotation of the ESG chair to Mr. Lewis in 2022. In 2023, it is anticipated at the conclusion of the Annual Meeting the Board Chair role will be filled by Ms. Robeson, the Audit Committee Chair will rotate to Ms. Meer and the Compensation Committee Chair will rotate to Mr. Young.

✓	Board Refreshment - Average tenure of Board members is four years with an average age under 60 and a mandatory Board retirement age of 75

OUR NAMED EXECUTIVE OFFICER COMPENSATION
At our 2022 Annual Meeting, our stockholders voted 94% in favor of our executive compensation disclosed in our 2022 proxy statement. We maintain an ongoing dialogue with investors and address any questions or concerns that they may have. Our stockholder engagements are generally focused on our top 25 stockholders who collectively owned more than 60% of our outstanding common stock as of December 31, 2022. We regularly meet with our stockholders throughout the year either in person, via telephone calls or videoconference calls, or one-on-one at conferences, and we receive feedback on topics including our long-term strategy, financial performance, board composition, environment, sustainability and governance (“ESG”) philosophy and practices and our executive and board compensation programs. We will continue to regularly engage with our stockholders and consider their feedback as we develop our evolving executive and board compensation programs. For additional information regarding stockholder engagement, see “Stockholder Engagement.”
We continue to improve our compensation and governance practices, as reflected by the following:

✓	Stock ownership guidelines for senior management and non-employee directors	X	No excise tax gross-ups

✓	Pay-for-performance	X	No repricing options or SARs without stockholder approval

✓	Annual say-on-pay vote	X	No hedging or pledging Company shares by employees, officers, or directors

✓	Independent compensation consultant	X	No single-trigger change in control payments

✓	Significant percentage of pay is “at risk”	X	No excessive perquisites

✓	Multiple financial performance metrics in annual incentive program	X	No payments of dividends on unvested awards

✓	Relative total stockholder return as performance metric in long-term incentive program

✓	Robust Insider Trading Policy and Clawback Policy

✓	Stock repurchase program in place to mitigate dilutive impact of management and director equity grants

SECOND AMENDED AND RESTATED 2015 EMPLOYEE EQUITY INCENTIVE PLAN
Our 2015 Employee Equity Incentive Plan (the “2015 Plan”) was initially adopted by our Board of Directors in 2015 and approved by our stockholders at the 2015 Annual Meeting, subsequently amended in 2016 and 2017, amended and restated in 2019, and amended in 2021 and 2022. The maximum number of shares of common stock authorized for issuance under the 2015 Plan is currently set at 15,300,000 shares. Approval of the proposed second amendment and restatement of the 2015 Plan is needed to replenish the pool of shares available for the grant of stock-based compensation. As of December 31, 2022, approximately 1,800,000 shares of our common stock remained available for grants under the 2015 Plan, which (assuming a grant price of $4.25 per share) is fewer than the number of shares of common stock that our Compensation Committee believes will be needed to make the planned long-term incentive grants in May 2023 in order to maintain target level executive, management, and key employee compensation at the median of our peer group.
On April 3, 2023, our Compensation Committee recommended and our Board of Directors authorized, subject to stockholder approval, a second amendment and restatement of the 2015 Plan to increase the number of shares available for issuance under the 2015 Plan by 1,200,000 shares and to incorporate each of the amendments made in 2021 and 2022. If approved by the stockholders, the request to increase the number of shares for future issuance under the 2015 Plan will contribute to an additional potential dilution of approximately 1.4%. This additional potential dilution was calculated by dividing the requested increase of 1,200,000 shares to the shares reserve by the sum of (i) the total number of shares available for issuance under the 2015 Plan prior to its amendment and restatement, (ii) all unvested shares and unexercised stock options previously awarded and outstanding under the 2015 Plan and any prior plan, and (iii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
Our Board recommends a vote for the proposed amendment and restatement of the 2015 Plan as it will enable our Compensation Committee to continue to grant equity awards at market competitive levels to our key employees, thereby preserving cash for other strategic uses while at the same time aligning the interests of our senior management with our stockholders.
The following reflects a summary of our employee equity incentive plan practices:

✓
Acquired a total of 7.8 million shares in 2022 and the first quarter of 2023 through our stock repurchase program, forfeitures by employee terminations and shares withheld for taxes, which mitigated the dilutive impact of management equity grants
		X	No stock options have been awarded to any employees, including our NEOs, since 2016

✓	Compensation Committee utilized performance-cash in addition to restricted stock units in 2022 under our long-term incentive plan to manage the dilution concerns of stockholders while continuing to link pay with relative stock performance	X	No payment of dividends on unvested awards

2014 AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN
Our 2014 Non-Employee Directors’ Restricted Stock Plan (the “2014 Director Plan”) was initially approved by our stockholders in 2014, and subsequently amended in 2021 and 2022. The maximum number of shares of common stock currently authorized for issuance under the 2014 Director Plan is set at 1,400,000 shares. Approval of the proposed amendment and restatement of the 2014 Director Plan is needed to replenish the pool of shares available for the grant of restricted shares. As of December 31, 2022, approximately 86,000 shares of our common stock remained available for grants under the 2014 Director Plan, which (assuming a grant price of $4.25 per share) is fewer than the number of shares of common stock that our Compensation Committee believes will be needed to make the planned long-term incentive grants to our non-employee directors in May 2023 in order to maintain target level director compensation at the median of our peer group.
On April 3, 2023, our Compensation Committee recommended and our Board of Directors authorized, subject to stockholder approval, an amendment and restatement of the 2014 Director Plan to increase the number of shares available for issuance under the 2014 Director Plan by 600,000 shares and to incorporate the amendment made in 2021 and 2022. If approved by the stockholders, the request to increase the number of shares for future issuance under the 2014 Director Plan will contribute to an additional potential dilution of approximately 1%. This additional potential dilution was calculated by dividing the requested increase of 600,000 shares to the share reserve by the sum of (i) the total number of shares available for issuance under the 2014 Director Plan prior to its amendment and restatement, (ii) all unvested shares previously awarded and outstanding under the 2014 Director Plan and any prior plan, and (iii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
Our Board recommends a vote for the proposed amendment and restatement of the 2014 Director Plan as additional shares will allow us to further link the personal interests of our non-employee directors to the interests of our stockholders by providing such directors with an incentive to make significant and extraordinary contributions to the long-term performance and growth of our Company.
The following reflects a summary of our non-employee director restricted stock plan practices:

✓
Acquired a total of 7.8 million shares in 2022 and the first quarter of 2023 through our stock repurchase program, forfeitures by employee terminations and shares withheld for taxes, which mitigated the dilutive impact of non-employee director equity grants
		X	No excessive annual cash retainers, equity awards or perquisites for non-employee directors

✓	Compensation Committee increased proportion of restricted cash relative to restricted stock units awarded to non-employee directors in 2020 and 2021 to manage dilution concerns of stockholders	X	Stock options are not included in the 2014 Director Plan or otherwise issued to our non-employee directors

		X	No payments of dividends on unvested awards

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Our Employee Stock Purchase Plan was initially adopted by our Board of Directors in 2008 and approved by our stockholder as of the 2008 Annual Meeting and subsequently amended and restated in 2017 (as amended and restated, the “ESPP”). The number of shares of common stock reserved for issuance under the ESPP is currently set at 2,000,000 shares. As of March 27, 2023, approximately 197,000 shares of our common stock remained available for issuance under the ESPP. Approval of the proposed amendment of the ESPP will replenish the pool of shares available for issuance under the ESPP for offering periods on or after June 15, 2023.
On April 3, 2023, our Board of Directors authorized, subject to stockholder approval, an amendment to the ESPP to increase the number of shares available for issuance under the ESPP by 1,500,000 shares. If approved by the stockholders, the request to increase the number of shares for future issuance under the ESPP will contribute to an additional potential dilution of approximately 1.7%. This additional potential dilution was calculated by dividing the requested increase to the share reserve of 1,500,000 by: (i) the total number of shares available for issuance under the ESPP prior to its amendment and (ii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
The Board believes that the ESPP is an important part of our compensation mix and that it is in the best interests of our stockholders to encourage broad-based stock ownership by our employees which provides an incentive to contribute to the success of our company. Employees' continuing economic interest, as stockholders, in our performance and success enhances the entrepreneurial spirit of the company, which greatly contributes to our long-term growth and profitability. Additionally, the ESPP is intended to benefit the Company as a tool for recruiting, retaining and rewarding high quality employees.
The ESPP provides a means for eligible employees of the Company and its designated subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our common stock at a 15% discount to its fair market value. The ESPP uses the lower of the fair market value of our common stock on (i) the grant date for the offering period or (ii) the last trading day of the offering period.
Our Board recommends a vote for the proposed amendment to the ESPP as it will enable us to continue to offer this important incentive and retention program to our employees.

NEWPARK RESOURCES, INC.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
 PROXY STATEMENT
April 6, 2023
GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. (“Newpark,” “we” or the “Company”) for the Annual Meeting to be held at the Newpark Technology Center located at 21920 Merchants Way, Katy, Texas 77449 on Thursday, May 18, 2023, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2023
In accordance with rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and related materials available over the Internet under the “notice and access” delivery model. A Notice Regarding the Availability of Proxy Materials was first mailed on or about April 6, 2023 to all stockholders of record at the close of business on the record date, March 27, 2023. The Notice Regarding the Availability of Proxy Materials is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet and by mail. Stockholders are encouraged to access and review the proxy materials before voting.
This Proxy Statement, the form of proxy and voting instructions are being made available on or about April 6, 2023 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-690-6903, via the Internet at www.proxyvote.com or by email in accordance with the instructions given in the Notice Regarding the Availability of Proxy Materials. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2022, is being made available at the same time and by the same method described above. The Annual Report to Stockholders is not to be considered as part of the proxy solicitation materials or as having been incorporated by reference therein.
Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the Internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.
We will provide, free of change, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 upon request of any stockholder of the Company. Please send a written request to our Corporate Secretary at Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381 or call (281) 362-6800.

Householding Information
Stockholders residing in the same household may receive only one copy of the Notice Regarding the Availability of Proxy Materials. This process is called “householding.” Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.
Street name stockholders who hold their shares in the name of a bank, broker or other holder of record in a single household who received only one copy of the Notice Regarding the Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.
If you are receiving multiple copies of the Notice Regarding the Availability of Proxy Materials, you also may request orally or in writing to receive a single copy, or if you would like to opt out of householding this year and would like to receive additional copies of proxy materials mailed to you, please contact us by calling (281) 362-6800, or writing our Corporate Secretary at Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. We will promptly deliver a separate copy of the Notice Regarding the Availability of Proxy Materials to you upon your request.

2023 Proxy Statement | 1

Revocation of Proxies
Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Corporate Secretary in writing before or at the Annual Meeting, by providing a proxy bearing a later date to our Corporate Secretary, by voting again via the Internet or telephone, or by attending the Annual Meeting and expressing a desire to vote in person.
If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Annual Meeting to assist you with this process.

Other Legal Matters
This Proxy Statement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with SEC and other subsequent documents we file with the SEC. In addition, any standards of measurement and performance made in reference to our ESG and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation or prospect can or will be achieved. The ESG-related information included in, and any ESG issues identified as material, significant or priority for purposes of, this Proxy Statement or any related document may not be considered material for SEC reporting purposes. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.
We make our website content available for informational purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement.

    2023 Proxy Statement | 2

Vote Requirement for Each Proposal and Board Recommendation
Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Vote Recommendation
Election of seven director nominees named in this Proxy Statement to our Board of Directors	Majority of the shares present and entitled to vote	Broker non-votes are treated as not present and not entitled to vote on the matter and will have no effect on the outcome. However, abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.	FOR EACH NOMINEE
Non-binding advisory vote to approve named executive officer compensation	Majority of the shares present and entitled to vote	Broker non-votes are treated as not present and not entitled to vote on the matter and will have no effect on the outcome. However, abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.	FOR
Non-binding advisory vote on the frequency of future votes to approve executive compensation	Plurality, or for the frequency receiving the largest number of votes	Broker non-votes and abstentions will have no effect on the outcome.	FOR ONE YEAR
Ratification of independent registered public accounting firm	Majority of the shares present and entitled to vote	Brokers are expected to have discretionary authority to vote unless prior instructions have been received. Abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.	FOR
Approval of the Second Amended and Restated 2015 Employee Equity Incentive Plan	Majority of the shares present and entitled to vote	Broker non-votes are treated as not present and not entitled to vote on the matter and will have no effect on the outcome. However, abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.	FOR
Approval of the Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan	Majority of the shares present and entitled to vote
Broker non-votes are treated as not present and not entitled to vote on the matter and will have no effect on the outcome. However, abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.
FOR
Approval of Amendment to our Amended and Restated Employee Stock Purchase Plan	Majority of the shares present and entitled to vote
Broker non-votes are treated as not present and not entitled to vote on the matter and will have no effect on the outcome. However, abstentions constitute shares that are present and entitled to vote and will be treated as a vote against.
FOR
Subject to any revocation, all proxies will be voted as directed by the stockholder on the proxy card. If the proxy is properly executed and returned, but no choice is specified, proxies will be voted according to the recommendation of the Board as listed in the table above.
The proxy confers discretionary authority upon the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Management is not currently aware of, nor does it intend to present at the Annual Meeting, any such other matters.

Beneficial Ownership
If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of the shares and the shares are considered to be held in street name for your account. As the beneficial owner, you have the right to direct your bank, broker or nominee to vote your shares as you instruct. If you do not instruct your bank, broker, or nominee on how to

2023 Proxy Statement | 3

vote your shares, then such bank, broker or nominee will only have discretion to vote your shares on routine matters only, but not on non-routine matters. Whether a proposal is routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, your bank, broker or nominee may choose not to exercise such discretion to vote uninstructed shares. Therefore, unless you provide voting instructions, your bank, broker or nominee is not permitted to vote your shares on certain proposals and may elect to not vote on any proposals, resulting in a “broker non-vote.”
If you do not instruct your bank, broker or nominee how to vote your shares, then your shares may not be voted on some or all of the proposals. As such, we urge you to instruct your bank, broker or nominee how to vote your shares on all proposals to ensure your interests are represented at the Annual Meeting.

Quorum
The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Solicitation of Proxies
The cost of preparing, printing and delivering this Proxy Statement, the Notice Regarding the Availability of Proxy Materials and the form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for our overall performance and strategy and authorizes various types of transactions but is not involved in the details of the day-to-day operations of the business. The Board of Directors maintains a focus on our Core Values (Safety, Integrity, Respect, Excellence, Accountability) which we believe will create long-term value for our stockholders.

Board Leadership Structure
The Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board believes that part of an effective Board leadership structure is to have either an independent director as the Board Chair or to designate a Lead Director that is separate from the Chief Executive Officer (“CEO”), as it provides, among other things, sufficient independence between the Board and management and facilitates our Board’s ability to carry out its roles and responsibilities on behalf of our stockholders. Mr. Best has served as an independent member of our Board since 2014 and as our non-executive Board Chair since 2018. On December 1, 2022, Mr. Best expressed his intent to retire from the Board effective at the close of the Annual Meeting and not to stand for re-election as a member of the Board. As such, the Board has elected to decrease the size of the Board from eight directors to seven directors immediately following the Annual Meeting. On April 3, 2023, the ESG Committee recommended and the Board agreed to continue with a non-executive chair structure upon Mr. Best’s retirement and appointed Ms. Robeson, subject to her election at the Annual Meeting, to fill the Board Chair vacancy effective immediately following the Annual Meeting. Ms. Robeson has served as an independent member of our Board since 2018.
The principal responsibilities of the non-executive Board Chair are:
•To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meet its obligations and responsibilities;
•To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the governance quality of the Company and the Board;
•To interact regularly with the CEO and other executive officers on major strategy issues and the handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback from other Board members and acting as a “sounding board” for the CEO;
•Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the CEO’s performance at least annually; and

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•To lead the Board of Directors in the execution of its responsibilities to our stockholders.
A complete description of the responsibilities of the non-executive Board Chair is set forth in a Chairman of the Board charter adopted by the Board of Directors, a copy of which is available on our website at www.newpark.com/governance. A description of the powers and duties of the Board Chair is also set forth in our Bylaws.

Meeting Attendance
Each director is elected to a one-year term. Our Board of Directors held eleven meetings during 2022. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a member of the Board of Directors and of each committee of which such director was a member that was held during the time such director was a member. The independent directors meet regularly in executive sessions at which time only independent directors are present, and the Board Chair oversees those sessions.

Director Attendance at Annual Meeting
We have a policy encouraging the attendance of all directors at our annual meetings of stockholders, and we make all appropriate arrangements for directors who choose to attend, including reimbursement of their reasonable travel expenses. All of our then-current directors attended the 2022 Annual Meeting of Stockholders.

Director Independence
The Board of Directors has determined that each of Mmes. Meer and Robeson and Messrs. Best, Larson, Lewis, Mingé and Young is an “independent director” as that term is defined in the listing standards of the New York Stock Exchange (the “NYSE”). Former director G. Stephen Finley, who retired from our Board in May 2022, was also an “independent director” within the meaning of the NYSE listing standards during the period he served on the Board of Directors. In making these determinations regarding independence, the Board of Directors evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors and entities of which such director is an executive officer, partner, member, and/or significant stockholder.
As part of this annual evaluation, the Board of Directors noted that none of the directors received any consulting, advisory, or other compensatory fees from us (other than for services as a director) or is a partner, member, or principal of an entity that provided accounting, consulting, legal, investment banking, financial, or other advisory services to our Company, and none of the express independence disqualifications contained in the NYSE rules apply to any of them. On an ongoing basis, the Chair of the Environmental, Social and Governance Committee (“ESG Committee”), along with the General Counsel, evaluate commitments of the directors, including changes in occupation and other Board memberships, to determine continuing independence.
Based on this independence review and annual evaluation, and on other facts and circumstances the Board of Directors deemed relevant, the Board of Directors, in its business judgment, determined that each of our incumbent director nominees and former director Mr. Finley is independent, with the exception of Mr. Lanigan, who is our President and CEO.
Ms. Robeson served on the Board of Directors of Antero Midstream Corporation (“Antero”) until June 2022, and currently serves on the Board of SM Energy Company (“SM Energy”) and Williams Company, Inc. (“Williams"). Each of Antero Water LLC, an indirect subsidiary of Antero, SM Energy and Williams is a customer of our Company. However, none of Antero, SM Energy or Williams made payments for property or services in an amount which, in any of 2022, 2021, or 2020, exceeded the greater of $1.0 million or 2% of Antero’s, SM Energy’s, or Williams’, respectively, consolidated gross revenues. Ms. Robeson was not involved in any decision to award work to us. The Board of Directors determined that the relationship between our Company and any of Antero, SM Energy, or Williams did not disqualify Ms. Robeson from being considered an independent director.
Mr. Best currently serves on the Board of Directors of ProPetro Holding Corp. ("ProPetro"), which is a customer of our Company. However, ProPetro has not made payments to the Company for property or services in an amount which, in any of 2022, 2021, or 2020, exceeded the greater of $1.0 million or 2% of ProPetro's consolidated gross revenue. The Board of Directors determined that the relationship between our Company and ProPetro did not disqualify Mr. Best from being considered an independent director.

Board Role in Risk Management
The Board, as a whole and through its committees, retains responsibility for overseeing our Company’s processes for assessing and managing risk, although it is management’s responsibility to manage risk on a day-to-day basis. The Board discharges its responsibility, in part, through regular inquiries from the Board Chair to management, periodic communications from management to the Board of Directors of particular risks and events, and discussions during Board meetings with and

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without management of general and specific risks to the Company. The Board also participates with senior management in periodically reviewing enterprise risks, including cybersecurity, analyzing trends in such risks over time and across the short, intermediate and long term, considering mitigation plans for such risks (taking into account the immediacy of any such risk) and auditing such mitigation plans.
The Board also delegates the oversight of certain specific risks to committees of the Board. For example, the Board delegates to the ESG Committee the oversight of the Company’s ESG program, including any ESG risks material to the Company’s business and long-term strategy. The Board further delegates to the Compensation Committee the assessment of our Company’s compensation plans with regard to whether such plans encourage the taking of inappropriate levels of risk. The Board further delegates to the Audit Committee the oversight of the risk assessment undertaken by management to develop the scope and coverage of reviews conducted by our internal audit function.

Director Nominations
The ESG Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. In order to assist the ESG Committee, our Board of Directors included in our Corporate Governance Guidelines certain criteria that we believe minimize the risk of compromising the independence of the Board, while adding to the diversity and depth of knowledge of our Board members. The general qualification criteria of director nominees are that such nominee:
•is of the highest integrity and character;
•is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director;
•has the objectivity, ability and desire to represent the interests of our stockholders as a whole, free from any conflict of interest;
•has familiarity with our business and the industries in which we operate;
•has held positions with a high degree of responsibility and relevant expertise and experience to offer advice and guidance; and
•has independence of thought and financial literacy.
The ESG Committee also assesses the core competencies most needed in any new members of the Board, such as backgrounds in strategy, finance, safety, operations, marketing, and relevant industries. As set forth in our Corporate Governance Guidelines, our ESG Committee evaluates the full composition of the Board so that it will reflect a range of abilities, experiences and perspectives appropriate to our Company. As such, consideration of diversity of viewpoints, expertise and experience as well as gender, ethnicity and background are all assessed by our ESG Committee when evaluating a nominee for our Board of Directors. As part of the search process for any new director, our Corporate Governance Guidelines require the ESG Committee to actively seek out female and minority candidates to include in the pool from which Board nominees are chosen. The ESG Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board.
On February 17, 2022, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Bradley L. Radoff and The Radoff Family Foundation (collectively, “BLR”) pursuant to which the Board increased its size from seven directors to eight directors effective March 1, 2022, and appointed Mr. Young to the Board to fill the resulting vacancy. Pursuant to the Cooperation Agreement, the Company agreed to nominate Mr. Young for election at the Annual Meeting in May 2022. BLR has the right to recommend a replacement director in the event that Mr. Young ceases to be a director during the term of the Cooperation Agreement, subject to certain terms and conditions and Board approval. In December 2022, BLR and Mr. Young accepted our irrevocable offer to renominate Mr. Young for election to the Board at our Annual Meeting in May 2023. Their acceptance of our renomination offer automatically extends the term of the Cooperation Agreement by one year, i.e., until January 2024.
In addition, Mr. Young has provided a conditional resignation letter pursuant to which he agreed to immediately resign from the Board (and the Board shall have the right to decline to accept such resignation) (i) in the event that BLR’s net long aggregate beneficial ownership of the Company’s shares of common stock falls below the lesser of (x) 2,767,722 shares of common stock and (y) 3% of the Company’s outstanding shares of the common stock (as adjusted for stock splits, combinations, and recapitalizations)) or (ii) in the event that there is a material misstatement or omission in the completed questionnaire that was submitted by Mr. Young to the Company in connection with the Company’s review of his candidacy.

Stockholder Recommendations for Board Nominations
The ESG Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in our Corporate Governance Guidelines. In order to nominate a director at an annual meeting, our Bylaws require that a

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stockholder be entitled to vote in the election of directors and follow the procedures set forth in the Bylaws, as described under “Stockholder Proposals.” Our Bylaws are available on our website at www.newpark.com/governance.
The stockholder making the recommendation also must submit all information required under our Bylaws. Stockholders may send recommendations for director candidates for the 2024 Annual Meeting to the ESG Committee by U.S. mail or overnight delivery at the following address: Chair, ESG Committee, c/o Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.
Candidates recommended by the ESG Committee must include a sufficient number of persons who, upon election, would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors under the listing standards of the NYSE and the rules and regulations of the SEC. In considering any candidates recommended by stockholders, the ESG Committee will take into account the same factors as apply to all other prospective nominees.

Board Orientation and Education
The ESG Committee, with the support and assistance of the executive officers, is responsible for establishing an orientation plan for new directors, along with the coordination and scheduling of educational opportunities for the Board. The orientation program includes a review of our governance documents and policies, along with individual meetings with our executive leaders, and tours of key facilities. In addition, over the last several years, the ESG Committee has coordinated training sessions by outside experts during Board meetings related to, among other things: risk assessment, insurance and management; long-term strategy; stockholder activism; ESG practices and trends; industry-specific education; macro-economic trends in the U.S. and global economies; and director fiduciary duties under Delaware law. The Board also attends continuing education seminars either in person or electronically that are hosted by outside experts such as the National Association of Corporate Directors in order to stay current with best practices and evolving trends. Finally, management regularly provides the Board with published articles and white papers authored by outside experts on a variety of topics, including board fiduciary duties, cybersecurity, stockholder activism, ESG trends, and proxy advisory firm ratings and guidance.

Stockholder Communication with Board Members
The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.

CORPORATE GOVERNANCE GUIDELINES
We are committed to adhering to sound principles of corporate governance and have adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and our Company. The Corporate Governance Guidelines conform to the NYSE corporate governance listing standards and SEC rules and address, among other matters, director qualifications, independence and responsibilities, majority vote principles, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of Board and committee performance. The Corporate Governance Guidelines are available on our website at www.newpark.com/governance and are also available, without charge, upon request to our Corporate Secretary at Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

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Majority Vote Principle
Our Corporate Governance Guidelines provide for a majority vote principle in connection with the election of our directors. Under our Bylaws, directors in uncontested elections are elected by a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Under our majority vote principle, a nominee in an uncontested election who does not receive a majority of the votes of holders having voting power “for” that nominee’s election is subject to our director resignation policy described below. Under our Corporate Governance Guidelines, an uncontested election is one at which the number of nominees for election as director is not greater than the number of directors to be elected.

Director Resignation Policy
The Corporate Governance Guidelines provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that the incumbent director submit to the Board of Directors an irrevocable resignation. The irrevocable resignation will be conditioned upon, and shall not become effective until there has been:
•a failure by that nominee to receive a majority of the votes of holders having voting power “for” such nominee’s election in any uncontested election of directors; and
•acceptance of the resignation by the Board of Directors.
In the event a director does not receive a majority of the votes of holders having voting power “for” such director’s election, the ESG Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where the consideration is such director’s resignation. The Board of Directors will act on the recommendation of the ESG Committee within 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines.

Director Retirement Age and Tenure
Our Corporate Governance Guidelines include a director retirement age policy, but do not include a tenure policy. Under our Corporate Governance Guidelines, any person who is 75 years of age or more is not eligible to be elected as a director, although any director reaching the age of 75 while in office may serve the remainder of such director’s term until the next annual meeting of stockholders. The average age of all director nominees is 58 years of age, with no director nominee being older than 62 years of age. The average tenure on the Board of the director nominees is approximately four years, with no director nominee having served on the Board for more than nine years.

Executive Sessions of Non-Management Directors
Our Corporate Governance Guidelines require the non-management directors meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. Executive sessions were held as part the Board’s regularly scheduled meetings in 2022 and were presided over by Mr. Best, our non-executive Board Chair in 2022.
Interested parties may direct their concerns to the Board Chair or to any other non-management director or directors by following the procedures set forth in the section entitled “Stockholder Communication with Board Members.”

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STOCK OWNERSHIP GUIDELINES
To encourage our non-employee directors and executive officers to achieve and maintain an appropriate ownership interest in our Company, the Board of Directors approved stock ownership guidelines for our non-employee directors that are included in the Company’s Corporate Governance Guidelines as well as separate stock ownership guidelines for our executive officers that are described in further detail in the “Compensation Discussion and Analysis” section of this Proxy Statement under the heading “Stockholder Alignment.” Our Corporate Governance Guidelines require each of our non-employee directors to own shares of our common stock valued at five times their annual cash retainer. Our non-employee directors are provided a grace period of five years from the date of first election to the Board to reach the required level of stock ownership. In the event of an increase in the annual cash retainer or an increase in the stock ownership requirement, the non-employee directors are provided a new grace period of five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines. A non-employee director is not considered to be out of compliance with the stock ownership guidelines simply due to a drop in stock price; provided, however, any non-employee director in this situation is not permitted to sell shares until compliance is regained and any subsequent sale of shares must not cause the non-employee director’s ownership level immediately following such sale to fall below the applicable stock ownership requirement level at that time. As of April 1, 2023, each of our non-employee directors was in compliance with the ownership guidelines.

RELATED PERSON TRANSACTIONS
The Board of Directors has adopted a Policy Regarding Covered Transactions with Related Persons (“Related Person Policy”) that requires the approval or ratification by the Audit Committee of any Covered Transaction (as defined in the Related Person Policy). A Covered Transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, in which (a) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (b) we are a participant and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). The policy provides that any director, director nominee or executive officer must provide to the Chief Administrative Officer and Chair of the Audit Committee prior notification of all proposed terms of any Covered Transaction (other than related-party transactions involving compensation matters and certain ordinary course transactions). Transactions involving compensation for services provided to us as an employee or director, among other limited exceptions, even if the aggregate amount involved exceeds $100,000, are deemed to have standing pre-approval by the Audit Committee. The Audit Committee must review the relevant facts and circumstances of the Covered Transaction, including if the terms and conditions of the transaction are generally available to third parties under similar terms or conditions, take into account the level of interest or relationship to the related person and the impact on a director’s independence, and either approve or disapprove the Covered Transaction. If the Audit Committee (or the Audit Committee Chair pursuant to such Chair’s delegated authority) is unable to provide advance approval of a Covered Transaction, the transaction will be considered at the next regularly scheduled meeting of the Audit Committee. At the next meeting, the Audit Committee will evaluate all options, including, but not limited to, ratification, amendment or termination of the Covered Transaction. No director may participate in approval of a Covered Transaction for which such director is a related person.

CODE OF ETHICS
The Board of Directors also has adopted a Code of Ethics for Senior Officers and Directors that applies to all of our directors, our principal executive officer, principal financial officer, principal accounting officer or controller, and other senior officers. The Code of Ethics for Senior Officers and Directors contains policies and procedures applicable to our directors and, as to our senior officers, supplements our Code of Business Ethics and Conduct, which is applicable to all of our employees (together with the Code of Ethics for Senior Officers and Directors, the “Codes”). The purposes of the Codes, among other matters, are to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Codes are designed to promote full, fair, accurate, timely and understandable disclosure in reports and other documents that we file with, or submit to, the SEC and in other public communications. The Codes also require compliance with applicable governmental laws, rules and regulations, including, without limitation, insider trading laws. The Codes further require the prompt internal reporting of violations of the Codes to an appropriate person or persons and accountability for adherence to the Codes.
To the extent required any amendments to, or waivers of, the Codes with respect to our principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed on our website within four business days following the date of the amendment or waiver.

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Copies of our Code of Ethics for Senior Officers and Directors and our Code of Business Ethics and Conduct are available on our website at www.newpark.com/governance and are also available in print upon request from our Corporate Secretary.

HEDGING AND PLEDGING POLICY
Under the Company’s Code of Business Ethics and Conduct and Insider Trading Policy, all directors, executive officers and employees are generally prohibited from pledging our Company’s securities for a loan or engaging in speculative transactions in our Company’s securities, including short-term trading, short sales, transactions in derivative securities (including puts and calls), hedging transactions and purchasing Newpark securities on margin.

BOARD COMMITTEES
The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the ESG Committee. Each of the Board Chair and the President and Chief Executive Officer attends all committee meetings, but neither one is a member of any committee so does not cast a vote therein. Each committee operates under a written charter approved by the Board of Directors. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of our Corporate Governance Guidelines, our Code of Business Ethics and Conduct, our Code of Ethics for Senior Officers and Directors and our charter of the Chairman of the Board, are available on our website at www.newpark.com/governance. Stockholders also may obtain printed copies of these items, without charge, by contacting us at the following address:
Newpark Resources, Inc.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
Attn: Corporate Secretary

Audit Committee
As of March 27, 2023, the members of the Audit Committee were Rose M. Robeson (Chair), Roderick A. Larson, Michael A. Lewis, Claudia M. Meer, John C. Mingé, and Donald W. Young. The Board of Directors has determined that each member of the Audit Committee is independent and “financially literate” under applicable SEC rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules. The Board of Directors also has determined that each of Ms. Robeson and Ms. Meer qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met eight times during 2022 and did not take any action by unanimous written consent.
The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent registered public accounting firm. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of our financial statements, the financial reporting process, our systems of internal accounting and financial controls, the performance of our internal audit function and the independent auditors, the independent auditors’ qualifications and independence and our compliance with ethics policies and legal and regulatory requirements and preparing the Audit Committee Report and disclosure required by the Audit Committee for inclusion in this Proxy Statement. The independent auditors report directly to the Audit Committee.
The specific responsibilities of the Audit Committee are set forth in the committee’s charter, a copy of which is available on our website at www.newpark.com/governance and is also available in print upon request from our Corporate Secretary.

Compensation Committee
As of March 27, 2023, the members of the Compensation Committee were John C. Mingé (Chair), Roderick A. Larson, Michael A. Lewis, Claudia M. Meer, Rose M. Robeson, and Donald W. Young. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met seven times during 2022 and took action by unanimous written consent once.
The Compensation Committee has responsibility for establishing, evaluating and administering our compensation arrangements, plans, policies and programs for our Board of Directors, CEO and other executive officers, and for administering our equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of the cash-based incentive plans for executives and senior managers and all equity-based incentive compensation plans.

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The Compensation Committee has the authority to retain compensation consultants to assist in evaluating the compensation paid to our Board of Directors, CEO and other executive officers. As noted in the “Compensation Discussion and Analysis” section of this Proxy Statement, for fiscal year 2022, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to provide the Compensation Committee with advice and recommendations on the amount and form of executive and director compensation. Pearl Meyer did not advise management or provide any non-executive consulting services to the Company other than its work on behalf of the Compensation Committee, and it maintained no other economic relationship with the Company.
The specific responsibilities of the Compensation Committee are set forth in the committee’s charter, a copy of which is available on our website at www.newpark.com/governance and is also available in print upon request from our Corporate Secretary.

Environmental, Social and Governance Committee
As of March 27, 2023, the members of the ESG Committee were Michael A. Lewis (Chair), Roderick A. Larson, Claudia M. Meer, John C. Mingé, Rose M. Robeson, and Donald W. Young. The Board of Directors has determined that each member of the ESG Committee is an “independent director” under applicable NYSE listing rules. The ESG Committee met five times during 2022 and did not take any action by unanimous written consent.
The ESG Committee oversees the Company’s ESG programs, assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting of stockholders, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices.
The specific responsibilities of the ESG Committee are set forth in the committee’s charter, a copy of which is available on our website at www.newpark.com/governance and is also available in print upon request from our Corporate Secretary.

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EXECUTIVE OFFICERS
 As of March 27, 2023, our executive officers, their ages, positions with us and biographical information were as follows:

Matthew S. Lanigan	Age 52
President and Chief Executive Officer
A description of the business experience of Mr. Lanigan during the past five years can be found in the “Election of Directors” section of this Proxy Statement under the heading “Nominees and Voting.”

Gregg S. Piontek	Age 52
Senior Vice President and Chief Financial Officer
Mr. Piontek has served as our Chief Financial Officer since October 2011. He joined us in April 2007 as our Vice President, Controller and Chief Accounting Officer and served in this capacity until October 2011. Before joining us, Mr. Piontek served in various financial roles for Stewart & Stevenson Services, Inc. and Stewart & Stevenson, LLC from June 2001 through March 2007, including Divisional Controller, Assistant Corporate Controller, and as Vice President and Chief Accounting Officer. Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant.

Lori A. Briggs	Age 50
Vice President and President of Industrial Solutions
Ms. Briggs has served as our Vice President and President, Newpark Industrial Solutions since September 2021. She joined us in October 2017 as our Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Services in January 2021, and then promoted to her current role in September 2021. Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. Prior to joining Newpark, from October 2015 through October 2017, she served as a Global Pricing Leader for GE Oil & Gas, an energy subsidiary. Ms. Briggs also held leadership roles with progressing responsibility in marketing and sales for GE Capital for the ten years prior to October 2015.

E. Chipman Earle	Age 50
Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary
Mr. Earle has served as our Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary since September 2018. He joined us in August 2018 as our Vice President and Special Advisor. From July 2012 through July 2017, Mr. Earle served as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. (“Bristow”), a provider of industrial aviation services to the offshore energy industry in Europe, Africa, the Americas and Asia Pacific. Bristow filed for bankruptcy protection in May 2019 and successfully emerged from bankruptcy in November 2019. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary.

David A. Paterson	Age 51
Vice President and President of Fluids Systems
Mr. Paterson has served as our Vice President and President of Fluids Systems since July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President - Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste Management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President.

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Douglas L. White	Age 54
Vice President, Chief Accounting Officer and Treasurer
Mr. White has served as our Vice President, Chief Accounting Officer and Treasurer since November 2019. He joined us in April 2014 as our Corporate Controller and was appointed as our Chief Accounting Officer in May 2014, a position he held until being appointed to his current position in November 2019. From February 2008 until January 2014, Mr. White served as Director of Financial Reporting for Cooper Industries where he was responsible for corporate accounting and external reporting. From July 2004 until February 2008, he served as Vice President and Corporate Controller of MMI Products, Inc. Prior to that, Mr. White held various audit positions with Ernst & Young LLP. Mr. White is a Certified Public Accountant.

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OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners
The following table sets forth information, as of the date indicated in the applicable Schedule 13G or Schedule 13D with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person. Percentage ownership is based on 86,327,090 shares of our common stock outstanding as of March 27, 2023.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Ameriprise Financial, Inc.(1) 145 Ameriprise Financial Center Minneapolis, MN 55474	9,136,149	10.6%
Bradley L. Radoff (2) 2727 Kirby Drive, Unit 29L, Houston, Texas 77098	8,500,100	9.8%
BlackRock, Inc.(3) 55 East 52nd Street New York, New York 10055	6,221,629	7.2%
Adage Capital Partners, L.P.(4) 200 Clarendon Street, 52nd Floor Boston, Massachusetts 02116	6,013,651	7.0%
(1)Based solely on Amendment No. 4 to Schedule 13G jointly filed with the SEC on March 10, 2023 by Ameriprise Financial, Inc. (“AFI”), TAM UK International Holdings Limited (“TAM UK”), Threadneedle Holdings Limited (“THL”), TAM UK Holdings Limited (“TUHL”), Threadneedle Asset Management Holdings Limited (“TAMHL”), TC Financing Ltd. (“TCFL”), Threadneedle Asset Management Limited (“TAML”), Threadneedle Investment Services Limited (“TISL”), and CT American Smaller Companies Fund (US), a sub-fund of Threadneedle Investment Funds (UK) ICVC (“Fund”) (collectively, the “AFI Reporting Persons”). According to the Schedule 13G/A, AFI has shared voting power over 9,136,149 shares and shared dispositive power over 9,136,149 shares, each of TAM UK, THL, TUHL, TAMHL, TCFL, TAML and TISL has shared voting power and shared dispositive power over 6,788,468 shares, and Fund has shared voting power and shared dispositive power over 4,925,753. Each of the AFI Reporting Persons disclaims beneficial ownership of such securities.
(2)Based solely on Amendment No. 4 to Schedule 13D filed with the SEC on August 31, 2022 by Bradley L. Radoff and the Radoff Family Foundation. According to the Schedule 13D, the Radoff Family Foundation directly beneficially owns 1,059,100 shares, 30,000 shares were held in certain charitable account, and Mr. Radoff directly beneficially owned 7,411,000 shares. Mr. Radoff, (i) as a director of the Radoff Family Foundation, may be deemed the beneficial owner of the 1,059,100 shares owned by the Radoff Family Foundation, and (ii) as an adviser to a charitable account, may be deemed the beneficial owner of 30,000 shares held in the charitable account.
(3)Based solely on Amendment No. 15 to Schedule 13G filed with the SEC on February 1, 2023 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 6,307,593 shares and sole dispositive power over 6,431,849 shares. According to the Schedule 13G/A, all shares are beneficially owned by BlackRock, Inc., a parent holding company, and on behalf of its wholly owned subsidiaries: (i) BlackRock Advisors, LLC; (ii) Aperio Group, LLC ; (iii) BlackRock Asset Management Canada Limited; (iv) BlackRock (Netherlands) B.V.; (v) BlackRock Fund Advisors; (vi) BlackRock Institutional Trust Company, National Association; (vii) BlackRock Financial Management, Inc.; and (viii) BlackRock Investment Management, LLC.
(4)Based solely on Amendment No. 1 to Schedule 13G jointly filed with the SEC on February 9, 2023 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C., general partner of ACA (“ACPGP”), Adage Capital Advisors, L.L.C., managing member of ACPGP (“ACA”), Robert Atchinson, managing member of ACA, and Phillip Gross, managing member of ACA (collectively, the “Adage Reporting Persons”). Each of the Adage Reporting Persons has shared voting power and shared dispositive power over 6,013,651 shares, which are directly owned by ACP according to the Schedule 13G/A.

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Ownership of Directors and Executive Officers
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of April 1, 2023, by (i) each current director and each nominee for director, (ii) each named executive officer identified in the Summary Compensation Table in this Proxy Statement, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares of Common Stock Beneficially Owned
Name	Number		Percent (1)
Paul L. Howes	2,212,352	(2)	2.5%
Gregg S. Piontek	906,491	(3)	1.0%
Matthew S. Lanigan	560,497	(4)	*
E. Chipman Earle	361,885	(5)	*
David A. Paterson	309,681	(6)	*
Donald W. Young	284,097		*
Anthony J. Best	237,809		*
Roderick A. Larson	185,409		*
John C. Mingé	172,045		*
Rose M. Robeson	135,745		*
Lori A. Briggs	121,378	(7)	*
Claudia M. Meer	78,442		*
Michael A. Lewis	76,046		*
All current directors and executive officers as a group (13 persons)	3,661,305	(8)	4.2%
*Indicates ownership of less than 1%.
(1)    The percentage ownership is based on 86,327,090 shares of our common stock outstanding as of April 1, 2023. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of April 1, 2023 (or June 1, 2023).
(2)    Includes (i) 663,121 shares issuable upon exercise of options and (ii) 287,906 shares subject to restricted stock units that will vest on June 1, 2023.
(3)    Includes (i) 69,896 shares issuable upon the exercise of options and (ii) 142,405 shares subject to restricted stock units that will vest on June 1, 2023.
(4)     Includes (i) 177,236 shares issuable upon the exercise of options and (ii) 180,115 shares subject to restricted stock units that will vest on June 1, 2023.
(5)    Includes 131,620 shares subject to restricted stock units that will vest on June 1, 2023.
(6)    Includes 99,574 shares subject to restricted stock units that will vest on June 1, 2023.
(7)    Includes 56,397 shares subject to restricted stock units that will vest on June 1, 2023.
(8) Includes (i) 283,273 shares issuable upon the exercise of options and (ii) 663,444 shares subject to restricted stock units that will vest on June 1, 2023.

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the 2022 compensation provided to our named executive officers (“NEOs”) listed in the table below and other members of senior management, including the principles and processes used in determining their compensation.

Named Executive Officer	Position Title
Matthew S. Lanigan (1)	President and Chief Executive Officer
Gregg S. Piontek	Senior Vice President and Chief Financial Officer
E. Chipman Earle	Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary
David A. Paterson	Vice President and President of Fluids Systems
Lori A. Briggs	Vice President and President of Industrial Solutions
Paul L. Howes (2)	Former Chief Executive Officer
(1) Effective March 1, 2022, Mr. Lanigan was appointed President and Chief Executive Officer. Previously, Mr. Lanigan served as President and Chief Operating Officer.
(2) Effective February 28, 2022, Mr. Howes retired as Chief Executive Officer and as a member of our Board after serving in such capacities at the Company for more than 15 years.
OUR EXECUTIVE COMPENSATION PROGRAM
The key objectives of our executive compensation program include the following:
•Market competitiveness: The executive compensation program should enable the Company to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent;
•Pay-for-performance: A significant portion of an executive’s total compensation should be variable and dependent upon the attainment of certain specific and measurable short-and long-term performance goals;
•Stockholder alignment: Executives should be compensated through pay elements (base salaries, annual and long-term incentives) designed to create long-term value for our shareholders, as well as reflect stockholder feedback, when appropriate (see “Stockholder Engagement” below); and
•Good governance and appropriate risk: The Compensation Committee should annually assess (and address, as appropriate) actual and potential areas of compensation-related risk and provide for appropriate mechanisms and controls.

Market Competitiveness
Our Compensation Committee believes that the total compensation of our NEOs should be competitive in order to enhance our ability to attract and retain the right caliber of executives. We use a combination of peer group and broader industry data in order to assess the competitiveness of our compensation programs. NEO compensation is generally targeted at the market median, with opportunities to earn above or below the market median in light of Company performance. However, target levels of individual pay are not based on a strict adherence to the market median but may vary from median levels based on a variety of considerations, including internal equity, individual experience, time in the position, breadth of responsibilities, and availability of comparable market data.
The competition for talent is not limited to our direct peers or competitors but spans the diverse set of industries, many of which are less volatile than the industries in which we operate and includes companies both smaller and significantly larger than us. Attracting and retaining high-performing individuals is critical to our success. While industrial end-market diversification is a key long-term strategic imperative, our current customer base remains weighted toward the oil and gas industry. Due to the cyclical nature of this industry, we need to be creative in our approach to salaries, incentive targets and retention tools, which sometimes means compensating our executives at a level higher than market median.
Our Compensation Committee continues to monitor the competitiveness of our programs, to receive input from its independent advisor, Pearl Meyer, and to make adjustments to individual pay levels as appropriate in order to provide total direct compensation opportunities at our targeted level of the market.

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Pay-for-Performance
Consistent with the feedback that we received from our stockholders through our continuous engagement efforts, our Compensation Committee places a significant portion of each NEO’s compensation at risk through the use of variable compensation, the majority of which is directly tied to Company performance. Variable pay includes performance-based cash incentives for achievement of specified performance objectives on an annual basis, long-term performance-based incentives based on relative stockholder return within our peer group, and long-term equity incentive compensation for which value depends completely upon our stock price.

Stockholder Alignment
We believe that the interests of our stockholders and executives should be aligned. To achieve this, we ensure that a large portion of our executives’ compensation is directly determined by Company performance metrics that enhance long-term stockholder value creation or otherwise correlate directly to our share price:
•Consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”), consolidated return on net capital employed (“RONCE”) and other relevant financial metrics (annual incentives);
•Progress against strategic goals, including the continued diversification into new markets, and particularly those that are expected to benefit from the energy transition, and the continued advancement of new technologies, which provide our customers with both economic and environmental sustainability benefits (annual incentives);
•Superior long-term total stockholder return generation, relative to peer group (long-term incentive); and
•Time-vesting equity awards, for which realized compensation value is correlated directly to our stock price (long-term incentive).
The compensation program also includes stock ownership guidelines for our officers and directors. Further detail on the stock ownership guidelines for our non-employee directors is contained in the “Corporate Governance” section of this Proxy Statement under the heading “Stock Ownership Guidelines.” The current required levels of stock ownership for our officers and directors are shown below:

Officer & Director Stock Ownership Guidelines
Title	Ownership Requirement
Chief Executive Officer	5x salary
Chief Financial Officer, General Counsel and Division Presidents	3x salary
Other Designated Officers/Executives	1x salary
Non-Employee Directors	5x retainer
In determining compliance with the ownership requirement, unvested time-based restricted shares or units are counted, however, unexercised stock options do not count toward satisfaction of the ownership guidelines. As of April 1, 2023, each of our non-employee directors and executive officers was in compliance with the ownership guidelines as more specifically set forth in our Corporate Governance Guidelines and our Executive Stock Ownership Guidelines, respectively.
Our program also includes a robust Clawback Policy, which authorizes the Compensation Committee to recoup certain excess benefits received under awards granted to current and former executive officers in the event of an accounting restatement. Our Clawback Policy also permits the Compensation Committee to recoup such excess benefits from any other award recipient other than executive officers whose fraud or misconduct gave rise or contributed to the restatement. We intend to update or supplement our Clawback Policy as necessary to comply with the listing standards adopted by the New York Stock Exchange implementing the SEC’s recently finalized Exchange Act Rule 10-D-1.
We intend to update or supplement our Clawback Policy as necessary to comply with the listing standards adopted by the New York Stock Exchange implementing the SEC’s recently finalized Exchange Act Rule 10D-1.

STOCKHOLDER ENGAGEMENT
Through the annual “Say-on-Pay” advisory vote, we ask our stockholders to approve the compensation of our NEOs, as disclosed in our proxy statement. While the Say-on-Pay vote is an advisory vote and not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say-on-Pay vote and reviews the prior year’s Say-on-Pay voting results and stockholder engagement feedback when considering any changes to our executive compensation program.

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At our 2022 Annual Meeting, the Company’s stockholders voted 94% in favor of our executive compensation. While we are pleased with these results and did not make any changes to our executive compensation program directly as a result of the vote, we remain committed to ongoing stockholder engagement through regular discussions with our stockholders about our executive compensation and ESG programs.
The following summarizes some of the stockholder feedback we received during 2022 and how we responded:

What We Heard	How We Responded
Stockholders recommend that as the proportion of the Company’s revenue that is derived outside of the oil and gas industry grows, the Company’s peer group should continue to evolve to reflect a similar mix of non-oilfield service company peers.
In 2022, while the peer group size remained unchanged at 15 companies, two oilfield service companies were removed and replaced by two infrastructure/building product companies. Following these changes, the peer group includes 67% representation of oilfield service and equipment peers and 33% representation from industrial, construction, and engineering markets. We will continue to evaluate the composition of the peer group to maintain reasonable alignment with the Company’s expanding presence outside of the oil and gas industry.
Stockholders expressed support for the structure of both our short and long-term incentive programs, noting that the primary short-term incentive metrics of EBITDA and RONCE are well-aligned with shareholder value creation, while relative Total Shareholder Return (“TSR”) to our peer group is an appropriate measurement of our long-term performance. In terms of continuous improvement, certain stockholders recommended that we consider incorporating within our long-term incentive plan an appropriate absolute financial metric aligned with shareholder value creation, in addition to relative TSR. Separately, certain stockholders recommended that we place greater emphasis on our ESG program within our executive incentive program.	In 2022, we introduced an ESG Scorecard (see further description in “2022 Annual Incentives Overview”) as part of our annual incentive program, which includes company-specific targets for all three facets of Environmental, Social and Governance. In addition, our Compensation Committee is currently evaluating appropriate changes to the long-term incentive program for 2023, including the possible addition of an absolute financial metric aligned to shareholder value creation.

ALIGNMENT OF PAY AND PERFORMANCE
For 2022, the Compensation Committee set between 72% and 81% of each NEO’s target compensation as contingent, performance-based pay (tied to both short-term and long-term Company performance). Some stockholders have expressed a preference for the use of only equity for long-term incentive grants. Meanwhile, other stockholders believe that such an approach would be too dilutive to their interests. As a result, in order to conserve shares under the 2015 Plan, we continue to utilize a combination of equity and long-term performance cash in our executive compensation program. In 2023, our Compensation Committee will continue to consider all combinations and varieties of both cash and equity awards to create long-term retention value for our NEOs while being mindful of the dilutive effects on our stockholders of granting equity awards to our NEOs and directors.
Pay Mix
Our Compensation Committee targets market median level compensation for our NEOs and requires that outstanding individual and Company performance be demonstrated for an executive’s actual compensation to significantly exceed the targeted median compensation levels.

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TARGET TOTAL DIRECT COMPENSATION - 2022
CEO	Other NEOs (Average)

Elements of our Executive Compensation Program
The table below summarizes the principal elements of our executive compensation program, which we believe further our key objectives. A more detailed description of each element of our executive compensation program can be found in the section entitled “Our Direct Compensation Elements.”

Elements of Our Executive Compensation Program
	Element	Purpose			Description
		Attract/Retain	Pay-for-performance	Stockholder Alignment
FIXED	Base Salary	✓
Annual Merit Review
Salary adjustments, if any, consider each individual’s experience, performance and contributions over time as well as any changes in market median. Provides a competitive salary relative to the median of executives in the same position within our peer group.

VARIABLE	Annual Incentives	✓	✓	✓	Annual Performance Short-term incentive awards are earned based on achieving consolidated and segment financial, ESG, safety, and strategic goals on an annual basis.
	Long-Term Incentives	✓	✓	✓
Multi-Year Performance
Long-term incentive awards with multi-year vesting periods.
Realized value contingent upon long-term growth in stockholder value, particularly in the case of equity awards.
Performance-based cash awards provide the opportunity to earn from zero to 200% of target at the end of the three-year performance period, with value tied directly to stock performance without diluting stockholders.

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OUR COMPENSATION PROCESS
Our Compensation Committee establishes our overall executive compensation philosophy and reviews and approves our executive compensation program.
The Compensation Committee charter is available on our website at www.newpark.com/governance and which is also available in print upon request from our Corporate Secretary. In addition to the more specific responsibilities set forth in its charter, the Compensation Committee:
•Annually reviews and approves the corporate goals and objectives relevant to the compensation of our executive officers, including our CEO;
•Annually reviews and recommends to the Board the compensation of our non-employee directors for service on the Board and each of its Committees;
•Administers our long-term incentive plans; and
•Undertakes an annual risk assessment of our compensation programs.
The Compensation Committee reviews the Compensation Committee charter annually to determine if there are any additional compensation or benefits issues it may need to address and to verify that the Compensation Committee has met all of its assigned responsibilities for the year. The Compensation Committee also undertakes a “self-evaluation” of its performance on an annual basis. This self-evaluation allows the committee members to assess areas for improvement in the compensation program and processes. The Compensation Committee establishes a calendar annually for specific compensation actions to address throughout the year.

Role of an Independent Advisor
Our Compensation Committee has the authority to retain legal counsel and other experts, including independent compensation consultants. The Compensation Committee meets regularly without management present and with its independent compensation consultant to review executive compensation matters, including market and survey data as well as peer group information.
Since 2012, the Compensation Committee has retained the services of Pearl Meyer to act solely as its independent compensation consultant. The services provided by its outside advisors are regularly reviewed and we believe that Pearl Meyer is independent and has no conflict of interest in providing executive and director compensation consulting services. In affirming the independence of Pearl Meyer, the Compensation Committee considered all applicable SEC and NYSE factors.
The Compensation Committee continues to monitor the independence of its compensation consultant on an annual basis.

Role of Executive Officers
While the Compensation Committee sets our overall executive compensation philosophy and determines the compensation of our CEO and other executive officers, it looks to its compensation consultant and our CEO to provide key information and make recommendations with respect to specific executive compensation decisions.
The CEO’s role in establishing executive compensation includes making recommendations to the Compensation Committee on performance evaluation, base salary, and both equity and non-equity incentive compensation for the other executive officers and senior management (other than the CEO). The CEO, CFO, Vice President of Human Resources and Vice President, General Counsel & Chief Administrative Officer also participate from time to time as invited guests in Compensation Committee meetings, during which they provide the Compensation Committee with information regarding our strategic objectives, financial performance, disclosure obligations, legal advice, and recommendations regarding compensation plans.

Benchmarking to Market and Peers
Our Compensation Committee believes that pay practices at peer companies provide useful information in establishing compensation levels and recognizes that our compensation practices must be competitive in the marketplace in order to attract, retain and motivate key executive personnel. Benchmarking and aligning base salaries is critical to a competitive compensation scheme because other elements of compensation are affected by changes in base salary.
Accordingly, the Compensation Committee compares compensation levels in our executive compensation program to compensation levels within our identified peer group. For 2022, Pearl Meyer analyzed the executive compensation data in proxy statements of a peer group consisting of publicly-traded companies comparable in size to us in annual revenues, market capitalization, enterprise value, and corporate assets. Our peer group includes companies that primarily provide equipment and services to either the oil and gas industry or industrial end-markets. Our Compensation Committee reviews the peer

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group periodically, typically prior to issuing the performance-cash awards in the second quarter, so that the composition of the peer group continues to include the appropriate balance of companies who service the oil and gas industry versus industrial end markets, including companies whose financial size and operational scale are comparable to ours and who are more likely to compete with us for executive talent.

Peer Group
The following companies were included in the peer group for 2022:

Ticker	Company Name
AROC	Archrock, Inc.
WHD	Cactus, Inc.
CIR	CIRCOR International, Inc.
CLB	Core Laboratories N.V.
DRQ	Dril-Quip, Inc.
HLX	Helix Energy Solutions Group, Inc.
FSTR	L.B. Foster Company
MTRX	Matrix Service Company
OIS	Oil States International, Inc.
WTTR	Select Energy Services, Inc.
TTI	TETRA Technologies, Inc.
TDW	Tidewater Inc.
SLCA	U.S. Silica Holdings, Inc.

New in 2022:
IIIN	Insteel Industries
NX	Quanex Building Products

Removed in 2022:
FI	Frank's International N.V.
RES	RPC, Inc.

For fiscal year 2022, Frank’s International N.V. was removed from the peer group due to merging with Expro Group, and RPC Inc. was removed from the peer group due to size of revenues and the Committee’s desire to shift more of the peer group to the industrial and other non-oil & natural gas industries by replacing them with Insteel Industries and Quanex Building Products. The 2022 peer group includes ten companies in the oil and gas equipment and services sector and five companies from industrial and other non-oil and gas industries. These changes increased our mix of industrial and other non-oil and gas industries companies from 20% in 2021 to 33% in 2022. The Compensation Committee will consider at its scheduled meeting in May 2023 whether any further updates to the peer group for fiscal year 2023 are necessary.
Pearl Meyer assisted our Compensation Committee in developing our peer group for 2022 and reviewing the compensation paid to executive officers within the peer group. Pearl Meyer also provided our Compensation Committee with information regarding compensation programs and compensation levels at the 25th, 50th, and 75th percentiles for positions similar to those of our executives. The information with regard to compensation programs and levels are derived from the proxy filings of the companies in our peer group and compensation survey data from general industry.
Where possible, survey results are adjusted to reflect our size, based on annual revenue, and industry. The data is then blended on a weighted basis, which for 2022 was 70% weighted toward the peer group and 30% weighted toward the survey data. The peer group and survey data collectively will be referred to as market data throughout this Proxy Statement.

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OUR DIRECT COMPENSATION ELEMENTS
Our Compensation Committee, guided by Company-specific feedback from our stockholders and general market feedback from Pearl Meyer, designs our executive compensation program in accordance with our philosophy of competitiveness, pay-for-performance and stockholder alignment, while considering governance and risk issues. As shown in the section “Alignment of Pay and Performance,” the majority of the compensation paid to our NEOs, including our CEO, is variable or “at-risk” pay. Our performance-based awards include both short-term incentives based on annual consolidated and segment performance relative to pre-established financial, ESG, safety, and strategic metrics and long-term incentives based on a three-year relative TSR performance period.

Base Salary
Our Compensation Committee provides our NEOs with base salaries that are intended to be generally competitive with executive salary levels at our peer group companies and the market. The Compensation Committee considers comparable base salary information from the market data that is provided by Pearl Meyer as well as recommendations made by our CEO for our other executive officers. In addition, the Compensation Committee, in determining executive base pay, considers each individual’s performance over time, experience, potential future contribution, role, and responsibilities.
The Compensation Committee evaluated the performance of our Company, the CEO (which evaluation was performed together with the Board Chair) and the recommendations of the CEO regarding the other executive officers in addition to considering the individual factors listed above. Mr. Lanigan’s base salary increased in 2022 in connection with his promotion to the role of CEO. The Compensation Committee also considered the conditions of the general economy and the energy services markets in particular and determined to hold other NEO salaries flat for 2022, with the exception of Ms. Briggs whose salary increased effective March 1, 2022.
The following table sets forth the annualized base salaries of our NEOs for 2022:

NEO	2022 Annualized Salary
Matthew S. Lanigan (1)	$679,170
Gregg S. Piontek	$438,300
E. Chipman Earle	$424,400
David Paterson	$435,000
Lori A. Briggs (2)	$370,834
Paul L. Howes (3)	$138,000
(1)Reflects actual salary earned from January 1, 2022 to December 31, 2022. Mr. Lanigan’s base salary increased from $450,000 to $725,000 on March 1, 2022 in connection with his promotion to President and CEO.
(2)Reflects actual salary earned from January 1, 2022 to December 31, 2022. Ms. Briggs’ base salary increased from $350,000 to $375,000 on March 1, 2022 due to a market adjustment for her role.
(3)Reflects two months of salary earned from January 1, 2022 to February 28, 2022 while employed as the CEO.

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Annual Incentives
Under our 2010 Annual Cash Incentive Plan, NEOs are eligible to receive annual cash bonuses based on achieving pre-established consolidated and segment financial, ESG, safety and strategic goals. The specific performance measures are determined annually by our Compensation Committee.
We intend for the plan to:
•Hold executives responsible for keeping our employees safe while delivering results that contribute to growth in stockholder value;
•Provide a financial incentive to focus on specific financial, ESG, safety, and strategic performance targets;
•Reward NEOs based on consolidated and segment performance; and
•Encourage NEOs to continually improve consolidated and segment performance.
The annual cash incentive opportunity, expressed as a percentage of base salary, for each participant is based on the potential to affect operations and/or profitability. In 2022, the threshold, target and over-achievement cash incentive opportunities for the NEOs, expressed as a percentage of base salary, remained unchanged from 2021 target percentage levels and are summarized in the table below (along with target award opportunities as approved by the Compensation Committee). Such annual incentive opportunities are applied to the base salary actually paid for the year and therefore reflect any mid-year adjustments to an officer’s annual base salary level.
Target performance for 2022 was set based on budgeted financial objectives approved by the Board of Directors for the year. The Compensation Committee then established several benchmark levels of performance in the plan to help guide determination of actual awards, and the benchmarks reflected in the table below were applicable to the corporate financial objectives. The original targets and benchmarks for 2022 that were approved by the Compensation Committee in January 2022 were never adjusted during the year. The performance objectives for Mr. Lanigan, Mr. Paterson, and Ms. Briggs included other benchmarks tailored for specific segment financial objectives. As a result of his promotion to President and Chief Executive Officer of the Company, Mr. Lanigan’s incentive target increased from 75% to 100% starting on March 1, 2022. In addition, the Compensation Committee placed Mr. Lanigan on a hybrid plan for the period January 1, 2022 through February 28, 2022, which was split evenly between Industrial Solutions segment performance and Fluids Systems segment performance, followed by a plan for the period from March 1, 2022 through December 31, 2022 which was based completely on corporate performance.

NEO	Incentive Opportunity as a Percent of Salary
	Threshold	Target	Over-Achievement
Matthew S. Lanigan	50.0%	100%	200%
Gregg S. Piontek	37.5%	75%	150%
E. Chipman Earle	35.0%	70%	140%
David A. Paterson	35.0%	70%	140%
Lori A. Briggs	35.0%	70%	140%
Paul L. Howes	50.0%	100%	200%

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The structure of the 2022 Annual Cash Incentive Compensation plan for the CEO is graphically presented below.
2022 ANNUAL INCENTIVES OVERVIEW
The Compensation Committee looks at current market conditions, considers stockholder feedback and reviews the Company’s current and prior year’s achievements before setting new performance targets each year. The Compensation Committee sets financial performance targets in January each year that are intended to challenge the NEOs and create value for our stockholders. In response to stockholder feedback, the Compensation Committee adopted multiple financial metrics that collectively were weighted at 65% for each of our executive officers for the annual incentive program for 2022, including EBITDA, RONCE, and segment income after capital charge (“IACC”). EBITDA as a financial performance metric was intended to focus our executive officers on cash flow generation. RONCE and IACC are financial performance metrics intended to focus our executive officers on improving returns on invested capital.
In 2022, we adopted an “ESG Scorecard” which includes areas beyond the historical areas of employee safety, with ESG representing 15 percent for the annual incentive program for 2022. The ESG Scorecard applied to all participants in the annual incentive program for 2022 and included company-specific targets and goal objectives for all three facets of ESG as demonstrated below, as well as employee safety:

Environmental	Social	Governance
Developing innovative solutions that enable our customers to reduce the environmental impact of their operations, including waste avoidance and reductions in energy intensity and water consumption, while enhancing their safety programs.	Building upon our Core Values of Safety, Respect, Integrity, Accountability, and Excellence by providing an environment that attracts high-quality talent with diverse perspectives to the organization and provides our employees an opportunity to work in a safe environment where they can grow professionally and give back to the communities in which we work.	Building upon our Core Values of Safety, Respect, Integrity, Accountability, and Excellence by ensuring sufficient governance programs are in place to protect our stakeholders.

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Annual incentive plan performance measures and weights applicable to our NEOs in 2022 are presented in the table below:
Annual Incentive Plan Weighting for 2022

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Matthew S. Lanigan	Gregg S. Piontek	E. Chipman Earle	David A. Paterson	Lori A. Briggs	Paul L. Howes
Consolidated Earnings before Interest, Taxes, Depreciation and Amortization — EBITDA (1)	40%	45%	45%	15%	15%	45%
Consolidated Return on Net Capital Employed — RONCE (2)	17%	20%	20%	—	—	20%
Segment Income after Capital Charge — IACC (3)	8%	—	—	50%	50%	—
Operational Efficiency (4)	5%	5%	5%	5%	5%	5%
ESG/Safety (5)	15%	15%	15%	15%	15%	15%
Strategic Goals (6)	15%	15%	15%	15%	15%	15%
(1) Consolidated EBITDA is calculated from our audited financial statements by taking net income (loss) and adding back interest, taxes, depreciation and amortization. In accordance with guidance previously adopted by the Compensation Committee, the following adjustments to Consolidated EBITDA were made and approved by the Compensation Committee: (i) $29.4 million impairments and other charges, (ii) $5.6 million results of our now-exited Industrial Blending business, (iii) $2.4 million facility exit and severance costs, and (iv) $1.1 million associated with stockholder matters and acquisition and divestiture efforts, partially offset by (v) $1.0 million gain on divestiture.
(2) Consolidated RONCE is calculated by dividing operating income by our net capital employed.
(3) The capital charge is calculated by multiplying the net capital employed in the applicable segment by the estimated pre-tax cost of capital for the Company, set by the Compensation Committee at 12% for 2022.
(4)    The Operational Efficiency metric focused on non-E&P market penetration for the Industrial Solutions division, balance sheet efficiency for the Fluids Systems division, and cost management against the annual budget for the Corporate Office.
(5) The Safety component is split evenly between Industry Performance Metrics (TRIR and TVIR) at 5% and a Proactive HSE Program Metric at 5%.
(6) Strategic goals align key elements of the long-term strategic plan into the annual incentive program.

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2022 ANNUAL INCENTIVE RESULTS
Performance measures and weights relating to the payment of our annual cash incentive opportunity to our NEOs are presented in the tables below:

Corporate Performance
Metric	2022 Results	2022 Award Weighting	Performance as a % of Target	Payout as Percent of Target
Consolidated EBITDA	$66.7 million	45%	88%	40%
Consolidated RONCE	4.70%	20%	96%	19%
Operational Efficiency	At Target	5%	100%	5%
ESG/Safety	Above Target	15%	115%	17%
Strategic Goals	Above Target	15%	120%	18%
Total:		100%		99%

Fluids Systems Segment Performance
Metric	2022 Results	2022 Award Weighting	Performance as a % of Target	Payout as Percent of Target
Consolidated EBITDA	$66.7 million	15%	88%	13%
Segment IACC	$(26.3) million	50%	85%	42%
Operational Efficiency	At Target	5%	99%	5%
ESG/Safety	Above Target	15%	153%	23%
Strategic Goals	Above Target	15%	120%	19%
Total:		100%		102%

Industrial Solutions Segment Performance
Metric	2022 Results	2022 Award Weighting	Performance as a % of Target	Payout as Percent of Target
Consolidated EBITDA	$66.7 million	15%	88%	13%
Segment IACC	$18.6 million	50%	96%	48%
Operational Efficiency	Below Target	5%	59%	3%
ESG/Safety	Below Target	15%	86%	13%
Strategic Goals	Above Target	15%	110%	16%
Total:		100%		93%

2022 ANNUAL INCENTIVE PAYOUTS
Based on the above results of our annual incentive program for 2022, our NEOs each received the amounts listed in the table below:

	Actual Payout (as a % of target)	Actual Payout
Matthew S. Lanigan (1)	99%	$652,989
Gregg S. Piontek	99%	$325,462
E. Chipman Earle	99%	$294,134
David A. Paterson	102%	$309,350
Lori A. Briggs	93%	$242,212
Paul L. Howes	99%	$136,630
(1) As a result of his promotion to President and Chief Executive Officer of the Company, Mr. Lanigan’s incentive target increased from 75% to 100% starting on March 1, 2022. In addition, the Compensation Committee placed Mr. Lanigan on a hybrid plan for the period January 1, 2022 through February 28, 2022, which was split evenly between Industrial Solutions performance and Fluids Systems performance, followed by a plan for the period from March 1, 2022 through December 31, 2022 which was based completely on corporate performance..

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LONG-TERM INCENTIVES
The Compensation Committee believes that long-term incentive awards are an effective method of retention, especially in a challenging business environment. Long-term incentives are designed to align the interests of our stockholders with those of our NEOs. For 2022, after feedback received from our stockholders, and in consideration of market data and dilution concerns, the Compensation Committee chose to continue allocating 50% of NEO long-term incentives to performance-based cash awards that pay out based on relative TSR performance among our peer group over a three-year performance period and 50% to time-based restricted stock units that vest ratably over three years.
In determining award levels for each NEO, including the CEO, the Compensation Committee considers market data for each NEO’s position provided by Pearl Meyer as well as each NEO’s past performance, breadth of responsibilities, ability to contribute to our future success and growth and time in the current position. The Compensation Committee also considers recommendations of Pearl Meyer for each NEO as well as the recommendation of the CEO for each NEO other than the CEO. For the CEO, the Compensation Committee considers the recommendation of Pearl Meyer and also reviews the CEO’s performance with the Board Chair. The Compensation Committee also considers the risk of losing the NEO to other employment opportunities. The Compensation Committee believes that market competitive grants, along with three-year vesting requirements, are the most effective method of reinforcing the long-term nature of the incentive. The Compensation Committee reviews the value of previous awards and grants (whether vested or not) as well as the likelihood of achieving performance goals under previous awards and grants in determining the level of the current year’s awards and grants. The Compensation Committee considers the foregoing factors together and makes a subjective determination with respect to awarding each NEO’s long-term incentive compensation.

Long-Term Incentive Awards Granted in 2022

	2022 LTIP Target as Percent of Base Salary	2022 Total Award Value	Value of Performance-Based Cash at 50% of Award (1)	Value of Restricted Stock Units at 50% of Award (1)	Number of Restricted Stock Units (2)
Matthew S. Lanigan (3)	330%	$2,392,500	$1,196,250	$1,196,250	325,954
Gregg S. Piontek	220%	$964,260	$482,130	$482,130	131,371
E. Chipman Earle	210%	$891,240	$445,620	$445,620	121,422
David A. Paterson	155%	$674,250	$337,125	$337,125	91,860
Lori A. Briggs	155%	$581,250	$290,625	$290,625	79,189
Paul L. Howes (4)	—	$—	$—	$—	—
(1) The performance-based cash and restricted stock unit values reflected in the table above are grant date values and do not reflect any subsequent change in value with respect to such awards. Consistent with SEC rules, the grant date values of the restricted stock units are reported in the Summary Compensation Table below, but the values of the performance-based cash awards will only be reported in the Summary Compensation Table in a future year if and when such amounts are earned.
(2) The numbed of restricted stock units granted was determined by dividing the targeted award value by the 30-day average stock price immediately prior to the date of grant of $3.67 per share.
(3) Mr. Lanigan’s award value for his award that was granted on May 19, 2022 was determined based on his annual base salary of $725,000, which became effective on March 1, 2022 in connection with his promotion to CEO.
(4) Due to Mr. Howes retirement on February 28, 2022, he was not eligible for long-term incentive awards in 2022 that were granted on May 19, 2022.

LONG-TERM CASH AWARDS

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In 2017, our Board of Directors and Compensation Committee approved the Long-Term Cash Incentive Plan (the “Cash Plan”) in response to concerns expressed by our stockholders over the dilutive effects of long-term equity compensation during the downturn of the oil and gas industry. From 2017 through 2020, in order to preserve shares under our 2015 Plan and reduce the dilutive effect on our stockholders, our Compensation Committee gradually increased the proportion of performance-based cash awards under the Cash Plan, thereby reducing the number of time-based restricted stock units granted under the 2015 Equity Plan. For each of the last three years, an equal proportion of performance-based cash awards and time-based restricted stock units were issued to each NEO.
NEOs can earn between 0% and 200% of target depending on our TSR performance relative to our peer group of companies at the completion of a three-year performance period.
The following table reflects the pay-out-levels for our three-year relative TSR performance-based cash awards:

	Below Threshold	Threshold	Target	Maximum
Relative TSR	< 25th percentile	25th percentile	50th percentile	≥ 90th percentile
Payout	0%	50%	100%	200%
The performance-based cash awards granted in 2019 achieved a 2022 payout of 122% of target per their terms because the Company’s relative TSR outperformed 58% of the Company’s peer group on a relative basis over the applicable three-year period from 2019 to 2022. The entire amount of the award was realized in 2022 and is included in the Summary Compensation Table below for the year ended December 31, 2022.

LONG-TERM EQUITY INCENTIVES
Consistent with our compensation philosophy, we grant restricted stock units that provide NEOs with the incentive to maximize stockholder value and clearly align the interests of our NEO with the interests of our stockholders. Driven by market events that impacted the oil and gas industry, our stock price was negatively impacted in 2020 and 2021, causing the total number of restricted stock units awarded to our NEOs and other employees in those years to increase, in order to provide competitive long-term pay at median levels. In an effort to mitigate the dilutive effects caused by issuing shares at historically low stock prices, our Compensation Committee significantly reduced the total value of equity in long-term performance-based incentives granted during this period.
As an added measure to mitigate the dilutive effect associated with employee equity awards, the Company also repurchases shares on the open market. During the fourth quarter of 2022 and the first quarter of 2023, we have repurchased approximately 7.8 million shares on the open market. Since 2020, we have separately acquired approximately 2.6 million shares as a result of shares surrendered by employees in lieu of taxes under vesting of restricted stock awards and shares forfeited due to employee terminations.
The Compensation Committee believes restricted stock unit grants facilitate the most direct long-term share ownership by our NEOs and alignment with our stockholders. These awards have been structured to vest ratably over a three-year period. Our practice of regular annual time-based grants provides for multi-year overlapping of grant periods, which enhances alignment with stockholders and encourages stability and retention of our core leadership team.
In administering the long-term incentive plan, our Compensation Committee is sensitive to the potential for dilution of future earnings per share. In May 2022, in connection with our annual long-term incentive grant process, a total of 1,977,096 restricted stock units were granted to a total of 183 employees, including executive officers and employees, or roughly 12% of the Company’s employees. The awards in 2022 represented approximately 2.1% of our outstanding shares at the time of

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grant. During 2022, we repurchased a total of approximately 4.4 million shares or 4.7% of our shares outstanding, and employee forfeitures along with shares withheld for taxes of previously granted shares represented approximately 900,000 shares or approximately 1% of our shares outstanding, which together more than offset the dilutive effects of our 2022 equity awards. For further information regarding the awards to the NEOs, see the “Grants of Plan-Based Awards” table that is included in the “Executive Compensation” section of this proxy.
All equity awards that have been granted to our employees are reflected in our consolidated financial statements at fair value on the grant date in compliance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation,” which we refer to as “ASC Topic 718.”

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OUR INDIRECT COMPENSATION ELEMENTS
Our employee benefits are designed to be competitive and to attract and retain employees.

Health and Welfare Benefits
We offer a standard range of health and welfare benefits to all employees, including executive officers. These benefit plans provide the same terms to all similarly situated employees. These benefits include the following: medical, prescription drug, vision and dental coverage, life, accidental death and dismemberment and travel accident insurance, short and long-term disability protection, an employee assistance plan, flexible spending accounts, and a health savings plan that includes an annual company contribution. In addition, we pay the cost of an annual physical for each executive officer, and executive officers have excess life insurance for which we pay the premiums.

Employee Stock Purchase Plan
We allow eligible employees, including executive officers, to purchase our common stock through payroll deductions under the Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan. Our employees, including our executive officers, can set aside up to 10% of their paycheck to purchase up to a maximum of 2,000 shares at 85% of the fair market value of the stock on the first or last day, whichever is lower, of each six-month offering period. For further information on our Amended and Restated Employee Stock Purchase Plan, see Proposal 7 below.

401(k) Plan
We offer a defined contribution 401(k) plan to our US employees, including our executive officers. The plan helps employees save for retirement, reduce current income taxes and defer income taxes on savings and investment income until retirement. The participants may contribute from 1% up to 50% of their base and cash incentive compensation. During 2022, Newpark’s employer match was 100% of the first 3% of participants’ eligible pay deferral, and 50% match for the next 3% of eligible pay deferrals. During 2022, employees hired prior to 2017 were immediately vested in all matching contributions and employees hired on or after 2017 vested in matching contributions at a rate of 20% per completed year of service. Effective January 1, 2023, Newpark’s employer match was changed to 100% of the first 4% of participants’ eligible pay deferral, and 50% match for the next 2% of eligible pay deferrals, for a total match of 5% for the first 6% of eligible pay. Also, effective January 1, 2023, the vesting schedule for matching contributions changed from a 20% per completed year of service for five years, to 50% per completed year of service for two years.

Other Perquisites and Personal Benefits
We offer limited perquisites and personal benefits to our NEOs. Our CEO receives a $20,000 annual stipend in lieu of any car allowance or club memberships and each of our other NEOs receives a car allowance that is disclosed in the Summary Compensation Table.

Retirement Policy & Severance Benefits
Our NEOs are eligible for the benefits provided under our Retirement Policy, which are available to all U.S. employees who reach age 60 and accumulate 70 points based on age and years of service. Further discussion on our Retirement Policy can be found in the “Executive Compensation” section of this Proxy Statement under the heading “Retirement, Disability and Death.”

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AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

General
Each of our currently active NEOs (except Ms. Briggs) has an employment agreement with us that entitles the NEO to certain severance payments and benefits in connection with a termination of employment under certain circumstances. Our NEOs are also participants in the Newpark Resources, Inc. U.S. Executive Severance Plan (the “Severance Plan”), which provides for severance benefits to our executive officers under certain circumstances. Upon a termination triggering benefits under both an employment agreement and the Severance Plan, the NEO will not receive duplicative benefits, but instead will receive the better of the benefits set forth in the employment agreement or the Severance Plan. The benefits available under the Severance Plan are described below under the heading “Severance Plan”. The employment agreements further include provisions requiring non-disclosure of confidential information as well as provisions restricting each NEO’s ability to compete with the Company or solicit employees, customers or potential customers for a period of time after termination of employment. We believe that these provisions are valuable to the long-term success of the Company.
Each of our NEOs (except Mr. Howes and Ms. Briggs) are also party to change in control agreements pursuant to which the applicable NEO may become eligible to receive such change in control benefits as described in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; Severance Plan; and Retirement Policy.”
Material provisions of employment agreements and certain other agreements entered into between the Company and our NEOs are described under related headings below.
With the adoption of the Severance Plan in August 2020, Change in Control Plan in November 2020, and the amendment to the Retirement Policy in February 2019 to include our executive officers, including our CEO, our Compensation Committee anticipates that future executive officers may not be offered employment agreements or change in control agreements. Accordingly, in August of 2021, when Ms. Briggs was appointed as an executive officer she did not receive an employment agreement or a change in control agreement.

Employment Agreement with Matthew S. Lanigan
Prior Employment Agreement. During 2021, Mr. Lanigan was party to an employment agreement originally entered into on April 22, 2016, and subsequently amended on April 6, 2020 to reduce base salary by 15%, on May 19, 2021 to reinstate base salary to the level in effect immediately prior to the April 6, 2020 amendment, and on August of 2021 to reflect his promotion from the position of “Vice President and President Newpark Industrial Solutions” to the position of “President and Chief Operating Officer” (the “Prior Employment Agreement”).The initial term of the employment agreement expired April 22, 2019, with automatic renewal thereafter for successive one-year periods, unless Mr. Lanigan’s employment was terminated by either party giving 60 days’ prior written notice. Prior to Mr. Lanigan’s promotion to the position of President and Chief Operating Officer of the Company, Mr. Lanigan was entitled to receive an annual base salary of $423,500, an opportunity under our annual cash incentive plan to earn an amount equal to 65% his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee. In connection with Mr. Lanigan’s promotion to the position of President and Chief Operating Officer of the Company, effective on September 1, 2021, the annual base salary Mr. Lanigan was entitled to receive increased to $450,000 starting on September 1, 2021 and his annual cash incentive target opportunity for the remainder of 2021 increased to 75% of his base salary for that period. Additionally, the Compensation Committee approved on August 17, 2021 a restricted stock unit award consisting of 100,000 restricted stock units that was granted to Mr. Lanigan on September 1, 2021 and will vest ratably over the next three years on September 1, 2022, September 1, 2023 and September 1, 2024.
The Prior Employment Agreement provided that Mr. Lanigan’s employment may terminate (a) automatically upon his death or disability, (b) at Mr. Lanigan’s election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Lanigan’s employment agreement) or Mr. Lanigan’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Lanigan’s employment agreement), (d) by us without Cause or (e) with 60 days’ prior written notice given by us or Mr. Lanigan in advance of the expiration of the initial or any successive employment terms under Mr. Lanigan’s employment agreement.
The Prior Employment Agreement further provided that in the event Mr. Lanigan terminated his employment with us for Good Reason or was terminated by us without Cause, Mr. Lanigan would be entitled to (i) a lump sum payment equal to his

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annual base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year; (ii) full vesting of all options and restricted stock granted as an inducement to employment; (iii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months); and (iv) payment of outplacement fees, within the one-year period after termination, of up to $20,000.
With respect to change in control benefits, the Prior Employment Agreement defers to the terms of a separate change in control agreement entered into between the Company and Mr. Lanigan. Mr. Lanigan and the Company executed a change of control agreement on April 22, 2016, that entitles Mr. Lanigan, upon a termination without Cause or resignation for Good Reason after the date of the occurrence of certain specified events constituting a change of control of the Company, to receive (i) a payment of two times (a) his annual base salary and (b) the higher of his target bonus or the highest bonus he earned under the Company’s annual cash incentive plan during the immediately preceding two years; (ii) full vesting of all options, restricted stock and deferred compensation; (iii) continuation of life insurance, medical and dental health benefits, and disability benefits until he obtains reasonably equivalent employment or for two years from the date of termination, whichever is earlier; and (iv) direct payment by the Company for the costs of outplacement services, not to exceed $10,000 (the “Lanigan CIC Agreement”).
Prior to entering into the Current Employment Agreement (as described in the section that follows), Mr. Lanigan was not eligible to receive benefits under our Change in Control Plan. Mr. Lanigan was, however, entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.”
Current Employment Agreement. The Prior Employment was amended and restated on March 1, 2022 to reflect the terms of Mr. Lanigan’s employment following his promotion to the position of President and CEO (the “Current Employment Agreement”). The term of the employment agreement expires March 1, 2023, with automatic renewal thereafter for successive one-year periods, unless Mr. Lanigan’s employment is terminated by either party giving 60 days’ prior written notice. Under the Current Employment Agreement, Mr. Lanigan is entitled to receive an annual base salary, which is currently $725,000, an opportunity under our annual cash incentive plan to earn an amount targeted at 100% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee.
Mr. Lanigan’s employment with us may terminate pursuant to the terms of his Current Employment Agreement, (a) automatically upon his death or disability, (b) at Mr. Lanigan’s election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Lanigan’s employment agreement) or Mr. Lanigan’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Lanigan’s employment agreement), (d) by us without Cause or (e) with 60 days’ prior written notice given by us or Mr. Lanigan in advance of the expiration of the initial or any successive employment terms under Mr. Lanigan’s Current Employment Agreement.
In the event Mr. Lanigan terminates his employment with us for Good Reason or is terminated by us without Cause, the Current Employment Agreement contemplates that Mr. Lanigan will be entitled to (i) an amount equal to two times Mr. Lanigan’s salary; (ii) an amount equal to two times the target bonus under the 2010 Annual Cash Incentive Plan; (iii) full vesting of all time-based restricted stock and options granted as an inducement to employment; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier of (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement fees, within the two-year period after termination, of up to $20,000.
The Current Employment Agreement entitles Mr. Lanigan to participate in the Newpark Resources, Inc. Change in Control Plan (the “CIC Plan”) as a Tier 1 participant and entitles him to receive the benefits available to Tier 1 participants as set forth in the CIC Plan as of March 1, 2022. Mr. Lanigan and the Company executed a change of control agreement on April 22, 2016, that entitles Mr. Lanigan, upon a termination without Cause or resignation for Good Reason after the date of the occurrence of certain specified events constituting a change of control of the Company, to receive (i) a payment of two times (a) his annual base salary and (b) the higher of his target bonus or the highest bonus he earned under the Company’s annual cash incentive plan during the immediately preceding two years; (ii) full vesting of all options, restricted stock and deferred compensation; (iii) continuation of life insurance, medical and dental health benefits, and disability benefits until he obtains reasonably equivalent employment or for two years from the date of termination, whichever is earlier; and (iv) direct payment by the Company for the costs of outplacement services, not to exceed $10,000. To the extent Mr. Lanigan becomes entitled to benefits under both his change of control agreement and the CIC Plan, Mr. Lanigan is not entitled to receive duplicative benefits, and will receive the more beneficial arrangement with respect to the amount of benefits receivable.
Mr. Lanigan is entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.”

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Employment Agreement with Gregg S. Piontek
On October 18, 2011, Mr. Piontek entered into an employment agreement with us under which he currently serves as Senior Vice President and Chief Financial Officer. The initial term of the employment agreement expired October 31, 2014, with automatic renewal thereafter for successive one-year periods, unless Mr. Piontek’s employment is terminated by either party giving 60 days’ prior written notice. Under his employment agreement, as amended, Mr. Piontek is entitled to receive an annual base salary, which is currently $438,300, an opportunity under our annual cash incentive compensation plan to earn an amount equal to a percentage of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee.
Mr. Piontek’s employment with us may terminate pursuant to the terms of his employment agreement, as amended, (a) automatically upon his death or disability, (b) at Mr. Piontek’s election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Piontek’s employment agreement) or Mr. Piontek’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Piontek’s employment agreement), (d) by us without Cause or (e) with 60 days’ prior written notice given by us or Mr. Piontek in advance of the expiration of the initial or any successive employment terms under Mr. Piontek’s employment agreement.
In the event Mr. Piontek terminates his employment with us for Good Reason or is terminated by us without Cause, his employment agreement, as amended, contemplates that Mr. Piontek will be entitled to (i) a lump sum payment equal to Mr. Piontek’s salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year; (ii) full vesting of all options and restricted stock granted as an inducement to his employment; (iii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months); and (iv) payment of outplacement fees, within the one-year period after termination, of up to $20,000.
Mr. Piontek is also party to a separate Change in Control Agreement with the Company pursuant to which he is eligible to receive benefits in the event he is terminated in connection with a change in control, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements and Change in Control Agreements.” Mr. Piontek is not eligible to receive benefits under our Change in Control Plan. Mr. Piontek is entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.”

Employment Agreement with E. Chipman Earle
On August 15, 2018, Mr. Earle entered into an employment agreement with us under which he currently serves as Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary. The initial term of his employment agreement is from August 15, 2018 through August 14, 2021, with automatic renewal thereafter for successive one-year periods, unless Mr. Earle’s employment is terminated by either party giving 60 days’ prior written notice. Under his employment agreement, as amended, Mr. Earle is entitled to receive an annual base salary, which is currently $424,400, an opportunity under our annual cash incentive compensation plan to earn an amount equal to a percentage of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee. As an inducement to accept employment with us and in order to align his interests with those of our stockholders, Mr. Earle was granted an award of 50,000 time-based restricted stock awards, which vested over a four year period: 50% on August 15, 2020 and the remaining 50% on August 15, 2022.
Mr. Earle’s employment with us may terminate pursuant to the terms of his employment agreement, as amended, (a) automatically upon his death or disability, (b) at Mr. Earle’s election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Earle’s employment agreement) or Mr. Earle’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Earle’s employment agreement), (d) by us without Cause or (e) with 60 days’ prior written notice given by us or Mr. Earle in advance of the expiration of the initial or any successive employment terms under Mr. Earle’s employment agreement.
In the event Mr. Earle terminates his employment with us for Good Reason or is terminated by us without Cause, his employment agreement, as amended, contemplates that he will be entitled to (i) a lump sum payment equal to the sum of the following: (A) Mr. Earle’s salary for the greater of the remaining initial or any renewal term of the agreement or one year; (B) his target level annual bonus for the year in which the termination occurs; and (C) an amount equal to his target level annual bonus pro-rated to cover the greater of the number of months remaining in the initial or any renewal term and 12 months; (ii) full vesting of all options and restricted stock granted as an inducement to employment; (iii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or

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12 months (with a maximum benefit of 18 months); and (iv) payment of outplacement fees, within the one-year period after termination, of up to $20,000.
Mr. Earle is also party to a separate Change in Control Agreement with the Company pursuant to which he is eligible to receive benefits in the event he is terminated in connection with a change in control, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements and Change in Control Agreements.” Mr. Earle is not eligible to receive benefits under our Change in Control Plan. Mr. Earle is entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.”

Employment Agreement with David A. Paterson
Mr. Paterson was previously employed with us as President, Fluids Systems under an Employment Contract effective as of July 15, 2019 with Newpark Drilling Fluids S.p.A. This employment agreement was replaced with a new employment agreement directly with us on October 11, 2019 under which he currently serves as Vice President and President, Fluids Systems. The initial term of his new employment agreement is from July 15, 2019 through July 15, 2022, with automatic renewal thereafter for successive one-year periods, unless Mr. Paterson’s employment is terminated by either party giving 60 days’ prior written notice. Under his employment agreement, as amended, Mr. Paterson is entitled to receive an annual base salary, which is currently $435,000, an opportunity under our annual cash incentive compensation plan to earn an amount equal to a percentage of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee. As an inducement to accept employment with us and in order to align his interests with those of our stockholders, an award of 100,000 time-based restricted stock units was granted, which vest over a four-year period: 50% on July 15, 2021 and the remaining 50% on July 15, 2023.
Mr. Paterson’s employment with us may terminate pursuant to the terms of his employment agreement, as amended, (a) automatically upon his death or disability, (b) at Mr. Paterson’s election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Paterson’s employment agreement) or Mr. Paterson’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Paterson’s employment agreement), (d) by us without Cause or (e) with 60 days’ prior written notice given by us or Mr. Paterson in advance of the expiration of the initial or any successive employment terms under Mr. Paterson’s employment agreement.
In the event Mr. Paterson terminates his employment with us for Good Reason or is terminated by us without Cause, his employment agreement, as amended, contemplates that he will be entitled to (i) a lump sum payment equal to the sum of the following: (A) Mr. Paterson’s salary for the greater of the remaining initial or any renewal term of the agreement or one year; (B) his target level annual bonus for the year in which the termination occurs; and (C) an amount equal to his target level annual bonus pro-rated to cover the greater of the number of months remaining in the initial or any renewal term and 12 months; (ii) full vesting of all restricted stock granted as an inducement to employment; (iii) continuation of medical and dental health benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months); and (iv) payment of outplacement fees, within the one-year period after termination, of up to $25,000.
Mr. Paterson is also party to a separate Change in Control Agreement with the Company pursuant to which he is eligible to receive benefits in the event he is terminated in connection with a change in control, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements and Change in Control Agreements.” Mr. Paterson is not eligible to receive benefits under our Change in Control Plan. Mr. Paterson is entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.”

Employment Agreement and Retirement Agreement with Paul L. Howes
Employment Agreement. On March 22, 2006, Mr. Howes entered into an employment agreement with us under which he served prior to his retirement as President and CEO on February 28, 2022. In May of 2021 his employment agreement was amended to reinstate his base salary, effective July 1, 2021 to his base salary immediately prior to April 1, 2020 which was $828,000. Under his employment agreement, as amended, Mr. Howes was also entitled to receive an opportunity under our executive incentive compensation plan to earn a cash bonus as a percentage of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee and eligibility to participate in our long-term incentive plans as determined at the discretion of the Compensation Committee.
Mr. Howes’ employment agreement, as amended, provided that his employment with us may have terminated (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days’ prior written notice to us for “Good Reason” (as defined in Mr. Howes’ employment agreement) or Mr. Howes’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined in Mr. Howes’ employment agreement), (d) by us without Cause or (e) with 60

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days’ prior written notice given by us or Mr. Howes in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement.
Mr. Howes’ employment agreement, as amended, further provided that in the event Mr. Howes terminated his employment with us for Good Reason or was terminated by us without Cause, Mr. Howes would be entitled to (i) an amount equal to two times Mr. Howes’ salary; (ii) an amount equal to two times the target bonus under the 2010 Annual Cash Incentive Plan; (iii) full vesting of all time-based restricted stock and options granted as an inducement to employment; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier of (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement fees, within the two-year period after termination, of up to $20,000.
Mr. Howes’ Employment Agreement included a change in control provision, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements and Change in Control Agreements.” Mr. Howes was not eligible to receive benefits under our Change in Control Plan which was adopted by our Board on November 16, 2020 (the “Change in Control Plan”). Mr. Howes was entitled to receive benefits under our Severance Plan, which is discussed in the “Executive Compensation” section of this Proxy Statement under the heading “Employment Agreements; Change in Control Agreements; and Severance Plan.” Mr. Howes was also eligible to receive benefits under our Retirement Policy, which is discussed in the “Our Indirect Compensation Elements” section of this Proxy Statement under the heading “Retirement Policy.”
Retirement Agreement. On August 17, 2021, Mr. Howes and the Company entered into a Retirement and Restrictive Covenant Agreement and General Release, dated August 17, 2021 (the “Retirement Agreement”) to specify the terms of his retirement as an officer of the Company, such terms which are consistent with the terms set forth in the Newpark Resources, Inc. Retirement Policy for U.S. Employees, as amended, which was approved and adopted on April 6, 2015, and subsequently amended on May 20, 2020 (as amended, the “Retirement Policy”). Prior to his retirement, Mr. Howes was to continue to serve as the Company’s Chief Executive Officer and (1) continue to receive an annual base salary of $828,000, (2) remain eligible for annual bonuses, which would be pro-rated for any portion of the partial fiscal year ending upon his retirement and be payable based on actual performance, and (3) remain eligible for participation in the Company’s 401(k), welfare, deferred compensation and other plans pursuant to the terms of such plans.
Pursuant to the Retirement Agreement and the Retirement Policy, upon Mr. Howes’ retirement as an officer of the Company, or in the event of his death prior to his Retirement Date, he would become entitled to the following benefits: (1) his annual bonus, prorated for any portion of the partial fiscal year ending on his Retirement Date and payable based on actual performance, (2) the right to exercise outstanding stock options issued prior to April 6, 2015 for two years (or if earlier, the expiration of the options) and exercise options issued on and after April 6, 2015 until their stated expiration date, (3) continued vesting of restricted stock units granted at least six months prior to the Retirement Date upon the original vesting schedule, (4) a prorated cash payment for performance-based cash awards awarded prior to November 20, 2019, subject to all terms (other than continued employment) and performance goals contained in the cash awards, (5) a cash payment, without proration, for outstanding performance-based cash awards awarded on or after November 20, 2019, subject to all terms (other than continued employment) and performance goals contained in the cash awards. The Company also agreed to provide continued maintenance of directors and officers liability insurance coverage.
The Retirement Agreement contains certain restrictive covenants and confidentiality provisions, including non-compete and non-solicitation obligations continuing for 24 months after Mr. Howes retirement as an officer of the Company. The Retirement Agreement also contains a release of claims against the Company and its affiliates, officers and employees.

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TAX AND ACCOUNTING IMPLICATIONS
Our Compensation Committee considers the financial compensation expense and tax deductibility, among other things, when deciding on the type, mix and amounts of awards to grant under our executive compensation program.

Accounting
We account for equity compensation expenses for our employees in accordance with ASC Topic 718, which requires us to estimate and record expense for each award of the requisite service period in an amount equal to the fair value of the awards granted.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2022.
Compensation Committee of the Board of Directors
John C. Mingé (Chair)
Roderick A. Larson
Michael A. Lewis
Claudia M. Meer
Rose M. Robeson
Donald W. Young

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EXECUTIVE COMPENSATION

Risk Assessment of Compensation Programs
The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. The Compensation Committee, with the assistance of management and Pearl Meyer, undertook a risk assessment of our compensation programs in 2022. After reviewing and discussing the compensation programs with the Compensation Committee and reviewing the results of those discussions with the Audit Committee of the Board, we believe that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking. In reviewing the compensation programs with the Compensation Committee, Pearl Meyer did not identify any areas of potential excessive risk within the compensation programs and concluded that there were proper mitigations in place within each component of the compensation programs such that no component of the compensation programs were flagged for potential concern to Pearl Meyer. While some performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, these award programs represent a modest percentage of the executive employees’ total compensation opportunities and are balanced by other long-term incentives. We believe that these programs appropriately balance risk and the desire to focus employees on specific short-term goals important to our success, and that such programs do not encourage unnecessary or excessive risk taking.
A significant part of the compensation provided to employees is in the form of long-term equity and cash awards that are important to help further align employees’ interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our absolute and relative stock price performance, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance on both an absolute and relative basis.

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding the compensation of our NEOs during 2022, 2021, and 2020.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Matthew S. Lanigan (5) President and Chief Executive Officer	2022	$679,170	$—	$1,339,671	$994,156	$32,912	$3,045,909
	2021	$400,578	$199,730	$581,966	$549,073	$19,356	$1,750,703
	2020	$375,867	$93,478	$212,429	$312,499	$29,276	$1,023,549
Gregg S. Piontek Senior Vice President and Chief Financial Officer	2022	$438,300	$—	$539,935	$796,248	$33,337	$1,807,820
	2021	$405,432	$77,643	$503,628	$515,458	$24,145	$1,526,306
	2020	$388,998	$135,390	$293,134	$351,046	$32,735	$1,201,303
E. Chipman Earle Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2022	$424,404	$—	$499,044	$729,269	$33,244	$1,685,961
	2021	$392,574	$—	$465,488	$218,181	$24,587	$1,100,830
	2020	$376,659	$—	$270,933	$82,394	$28,125	$758,111
David A. Paterson Vice President and President, Fluids Systems	2022	$435,000	$—	$377,545	$309,350	$24,907	$1,146,802
	2021	$402,378	$—	$352,157	$108,914	$15,222	$878,671
	2020	$386,067	$—	$204,970	$109,716	$35,730	$736,483
Lori A. Briggs (6) Vice President and President, Industrial Solutions	2022	$370,834	$—	$325,467	$242,212	$29,617	$968,130
Paul L. Howes (7) Former Chief Executive Officer	2022	$138,000	$—	$—	$1,396,570	$10,596	$1,545,166
	2021	$730,758	$226,671	$1,470,358	$1,380,211	$22,172	$3,830,170
	2020	$707,615	$432,912	$855,800	$1,149,255	$28,803	$3,174,385
(1)Reflects long-term time-based cash incentives vested and paid out during the respective years.
(2)Dollar amount reported reflects the aggregate fair value determined as of the date of award or grant, in each case calculated in accordance with ASC Topic 718. See Note 12, “Stock-Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for the relevant assumptions used in the calculation of these amounts.

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(3)The amounts shown for “Non-Equity Incentive Plan Compensation” are detailed in the table below, and reflect amounts under our Annual Cash Incentive Plan as well as long-term performance-based cash incentives. The Annual Cash Incentive Plan amounts were earned in 2022, 2021 and 2020. The performance-based cash awards were granted in May 2019, May 2018 and May 2017 and vested and paid out in 2022, 2021 and 2020, respectively, based on the Company’s relative TSR within a specified peer group over a three-year performance period.

Name	Year	Annual Cash Incentive Plan	Performance-Based Cash Awards	Total
Matthew S. Lanigan	2022	$652,989	$341,167	$994,156
	2021	$373,553	$175,520	$549,073
	2020	$115,624	$196,875	$312,499
Gregg S. Piontek	2022	$325,462	$470,786	$796,248
	2021	$241,422	$274,036	$515,458
	2020	$91,171	$259,875	$351,046
E. Chipman Earle	2022	$294,134	$435,135	$729,269
	2021	$218,181	$—	$218,181
	2020	$82,394	$—	$82,394
David A. Paterson	2022	$309,350	$—	$309,350
	2021	$108,914	$—	$108,914
	2020	$109,716	$—	$109,716
Lori A. Briggs	2022	$242,212	$—	$242,212
Paul L. Howes	2022	$136,630	$1,259,940	$1,396,570
	2021	$580,191	$800,020	$1,380,211
	2020	$221,130	$928,125	$1,149,255
(4)The amounts shown for “All Other Compensation” for year 2022 are detailed in the table below. Other Personal Benefits include amounts paid by the Company for monthly car allowances or annual car stipends, as applicable pursuant to executive employment agreements, executive physicals, and travel and entertainment expenses.

	Matthew S. Lanigan	Gregg S. Piontek	E. Chipman Earle	David A. Paterson	Lori A. Briggs	Paul L. Howes
Life Insurance	$4,372	$4,012	$3,919	$2,173	$2,173	$362
Matching Contributions under 401(k)	$9,270	$13,725	$13,725	$7,884	$11,844	$6,901
Other Personal Benefits	$19,270	$15,600	$15,600	$14,850	$15,600	$3,333
(5)Effective March 1, 2022, Mr. Lanigan was appointed President and Chief Executive Officer.
(6)Ms. Briggs was not a NEO during the years 2021 and 2020.
(7)Effective February 28, 2022, Mr. Howes retired as Chief Executive Officer.

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GRANTS OF PLAN-BASED AWARDS
The following table sets forth information with respect to plan-based awards granted to our NEOs during 2022.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units		Grant Date Fair Value of Stock Awards(1)
Name	Grant Date	Approval Date	Threshold	Target	Maximum
Matthew S. Lanigan			$330,210	$660,420	$1,320,840	(2)	—		—
	5/19/2022		—	—	—		325,954	(4)	$1,339,671
	5/20/2022		$598,125	$1,196,250	$2,392,500	(3)	—		—
Gregg S. Piontek			$164,363	$328,725	$657,450	(2)	—		—
	5/19/2022		—	—	—		131,371	(4)	$539,935
	5/20/2022		$241,065	$482,130	$964,260	(3)	—		—
E. Chipman Earle			$148,542	$297,083	$594,166	(2)	—		—
	5/19/2022		$—	$—	$—		121,422	(4)	499,044
	5/20/2022		$222,810	$445,620	$891,240	(3)	—		—
David A. Paterson			$152,250	$304,500	$609,000	(2)	—		—
	5/19/2022		—	—	—		91,860	(4)	$377,545
	5/20/2022		$168,563	$337,125	$674,250	(3)	—		—
Lori A. Briggs			$129,792	$259,584	$519,168	(2)	—		—
	5/19/2022		—	—	—		79,189	(4)	$325,467
	5/20/2022		$145,313	$290,625	$581,250	(3)	—		—
Paul L. Howes			$69,000	$138,000	$276,000	(2)	—		—
(1)    Dollar amount reported reflects the fair value on the date of award or grant, in each case calculated in accordance with ASC Topic 718. See Note 12, “Stock-Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for the relevant assumptions used to determine the valuation of our stock awards.
(2)    Represents threshold, target and over-achievement payout levels under our 2010 Annual Cash Incentive Plan for 2022. Possible payout levels shown under this performance-based plan for 2022 were based on base salary actually paid for the year. See “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and accompanying footnote for the amount actually earned by each NEO for 2022 performance. Note that performance is assessed separately for each metric included in the 2010 Annual Cash Incentive Plan for 2022.
(3)    Represents performance-based cash awards, which may be earned in an amount equal to 0% to 200% of target based on our relative TSR performance against a specified peer group over the three-year performance period of May 2022 to May 2025.
(4)    Represents time-based restricted stock units granted under the 2015 Plan. The awards vest in equal amounts over three years.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth information regarding the outstanding stock options, restricted stock units, and restricted stock awards held by our NEOs at December 31, 2022.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Matthew S. Lanigan	69,896	$4.32	5/19/2026	—		$—
	—	—	—	34,373	(2)	$142,648
	—	—	—	74,180	(3)	$307,847
	—	—	—	66,666	(4)	$276,664
	—	—	—	325,954	(5)	$1,352,709
Gregg S. Piontek	28,336	$11.43	6/6/2023	—		—
	33,365	$11.20	5/21/2024	—		—
	41,945	$9.00	5/22/2025	—		—
	73,590	$4.32	5/19/2026	—		—
	—	—	—	47,432	(2)	$196,843
	—	—	—	102,363	(6)	$424,806
				131,371	(7)	$545,190
E. Chipman Earle	—	—	—	43,840	(2)	$181,936
	—	—	—	94,611	(8)	$392,636
	—	—	—	121,422	(9)	$503,901
David A. Paterson	—	—	—	50,000	(10)	$207,500
	—	—	—	33,166	(2)	$137,639
	—	—	—	71,576	(11)	$297,040
	—	—	—	91,860	(12)	$381,219
Lori A. Briggs	—	—	—	3,000	(2)	$12,450
	—	—	—	11,000	(2)	$45,650
	—	—	—	32,000	(13)	$132,800
	—	—	—	33,333	(14)	$138,332
	—	—	—	79,189	(15)	$328,634
Paul L. Howes	107,518	$11.43	6/6/2023	—		$—
	124,496	$11.20	5/21/2024	—		$—
	156,514	$9.00	5/22/2025	—		$—
	274,593	$4.32	5/19/2026	—		$—
	—	—	—	138,479	(2)	$574,688
	—	—	—	298,853	(16)	$1,240,240
(1)The market value is based upon the closing price of our common stock of $4.15 as reported by the NYSE on December 30, 2022 (the last trading day in 2022).
(2)These restricted stock units vest on June 1, 2023.
(3)The 74,180 restricted stock units vest as follows: 37,090 on June 1, 2023, and 37,090 on June 1, 2024.
(4)The 66,666 restricted stock units vest as follows: 33,333 on September 1, 2023, and 33,333 on September 1, 2024.
(5)The 325,954 restricted stock units vest as follows: 108,652 on June 1, 2023, 108,651 on June 1, 2024, and 108,651 on June 1, 2025.
(6)The 102,363 restricted stock units vest as follows: 51,182 on June 1, 2023, and 51,181 on June 1, 2024.
(7)The 131,371 restricted stock units vest as follows: 43,791 on June 1, 2023, 43,790 on June 1, 2024, and 43,790 on June 1, 2025.
(8)The 94,611 restricted stock units vest as follows: 47,306 on June 1, 2023, and 47,305 on June 1, 2024.
(9)The 121,422 restricted stock units vest as follows: 40,474 on June 1, 2023, 40,474 on June 1, 2024, and 40,474 on June 1, 2025.
(10)The 50,000 restricted stock units vest on July 15, 2023.
(11)The 71,576 restricted stock units vest as follows: 35,788 on June 1, 2023, and 35,788 on June 1, 2024.
(12)The 91,860 restricted stock units vest as follows: 30,620 on June 1, 2023, 30,620 on June 1, 2024, and 30,620 on June 1, 2025.
(13)The 32,000 restricted stock units vest as follows: 16,000 on June 1, 2023, and 16,000 on June 1, 2024.
(14)The 33,333 restricted stock units vest as follows: 16,667 on September 1, 2023, and 16,666 on September 1, 2024.
(15)The 79,189 restricted stock units vest as follows: 26,397 on June 1, 2023, 26,396 on June 1, 2024, and 26,396 on June 1, 2025.
(16)The 298,853 restricted stock units vest as follows: 149,427 on June 1, 2023, and 149,426 on June 1, 2024.

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OPTION EXERCISES AND STOCK VESTED
The following table sets forth information for the NEOs with respect to vesting of time-based restricted shares/units in 2022. There were no stock options exercised in 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1)
Matthew S. Lanigan	—	—	146,535	$598,810
Gregg S. Piontek	—	—	171,711	$769,265
E. Chipman Earle	—	—	137,493	$571,969
David A. Paterson	—	—	68,956	$308,923
Lori A. Briggs	—	—	45,862	$176,628
Paul L. Howes	—	—	355,335	$1,591,901
(1)Dollar values are calculated by multiplying the market price of our common stock on the vesting date by the number of shares vested and do not necessarily reflect the proceeds actually received by the NEO.

Employment Agreements; Change in Control Agreements; Change in Control Plan; Severance Plan; and Retirement Policy
We have entered into employment agreements with each of our active NEOs, except Ms. Briggs. See the heading “Agreements with our Named Executive Officers” within the “Compensation Discussion and Analysis” section of this Proxy Statement for a summary of these employment agreements. We have also entered into change in control agreements with our NEOs, other than Ms. Briggs (who is eligible to participate in our Change in Control Plan) and Mr. Howes (who was entitled to his change in control benefits pursuant to the terms of his employment agreement prior to his retirement on February 28, 2022). See “Potential Payments upon Change in Control” below for a summary of the benefits each of our active NEOs on December 31, 2022 would have been entitled to receive pursuant to their change in control agreement or the Change in Control Plan had a change in control occurred on that day. On December 31, 2022, Messrs. Piontek, Earle, and Paterson were not eligible to participate in our Change in Control Plan as they were already entitled to change in control benefits under their respective change in control agreement. Although Mr. Lanigan was also party to a change in control agreement on December 31, 2022, his employment agreement (as amended and restated in connection with his promotion to CEO on March 1, 2022) provides that (x) he is eligible to participate in the Change in Control Plan as a Tier I participant and (x) in the event of conflict or duplication between benefits provided for in his change in control agreement and the Change in Control Plan, the more beneficial arrangement will control. In addition, the Severance Plan provides payments and benefits to each of our NEOs, who have all executed participation agreements thereunder. The Severance Plan provides that in the event of conflict or duplication between severance benefits under the plan and under another arrangement, the more beneficial arrangement will control. Each of our NEOs is also eligible to receive benefits under our Retirement Policy upon meeting the qualifying criteria; however, as of December 31, 2022, none of the active NEOs met the qualifying criteria to receive benefits under our Retirement Policy. A description of our Retirement Policy is in the “Our Indirect Compensation Elements” section of this Proxy Statement under the heading “Retirement Policy.”

Potential Payments upon Change in Control
Our Compensation Committee believes change in control benefits help to motivate management to seek out change in control transactions that would be in the best interests of our stockholders, secure the continued dedication of our NEOs and management team prior to or following a change in control of our Company and promote continuity of management during a corporate transaction. Each of our active NEOs on December 31, 2022 would have been entitled to receive change in control benefits had a change in control occurred on that day. Receipt of the benefits by the executives is conditioned on a change in control of our Company and the termination of employment of the executive under certain circumstances described below (often referred to as a “double-trigger”). Benefits to the executives under change in control arrangements that were in place on December 31, 2022 are described below:
•Payment of accrued but unpaid salary and a prorated annual bonus (at the target level) through the date of termination.

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•For Mr. Lanigan, a lump sum payment in an amount equal to (i) three times his base salary, plus (ii) the higher of (a) three times the target bonus he would be entitled to under the 2010 Annual Cash Incentive Plan for the fiscal year immediately preceding the change in control event or (b) two times the higher of (x) the bonus to which he would be entitled under the 2010 Annual Cash Incentive Plan for the fiscal year preceding the termination or (y) the highest bonus received by him under the incentive plan in the two fiscal years immediately preceding the change of control event.
•For NEOs other than Mr. Lanigan, a lump sum payment in an amount equal two times that executive’s (i) base salary, plus (ii) (a) in the case of Ms. Briggs, the target bonus she would be entitled to under the 2010 Annual Cash Incentive Plan for the fiscal year immediately preceding the change in control event, (b) in the case of Messrs. Piontek, Earle, and Paterson, a target bonus that will equal the higher of (x) the bonus to which the NEO would be entitled under the 2010 Annual Cash Incentive Plan for the fiscal year preceding the termination or (y) the highest bonus received by the NEO under the incentive plan in the two fiscal years immediately preceding the change of control event.
•Full vesting of all options, restricted stock (whether time or performance-based), and deferred compensation. Additionally, Mr. Lanigan and Ms. Briggs are entitled to full vesting on stock appreciation rights and all time- and performance- based incentives.
•Payment of outplacement fees up to $25,000 for the CEO and from $5,000 to $25,000 for other NEOs and remaining employees.
•Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years, except Ms. Brigg’s continuation benefit will only apply with respect to medical benefits.
Total change in control benefits payable to the NEOs will be limited in accordance with the terms of the Change in Control Plan or incentive award arrangements under the 2015 Plan as necessary to mitigate the adverse impact of the golden parachute excise tax under Section 4999 of the Internal Revenue Code on the NEOs.
A change in control will be deemed to occur if:
•There is a merger or consolidation of our Company with, or an acquisition by us of the equity interests of all or substantially all of our assets of, any other corporation or entity other than any transaction in which members of our Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of 12 months following the transaction;
•Any person or group becomes the direct or indirect beneficial owner of 30% or more of our outstanding voting securities;
•Any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the ESG Committee; or
•We effect a complete liquidation of our Company or a sale of all or substantially all of our assets unless, immediately following any such sale or disposition, members of our Board immediately prior to the transaction constitute a majority of the resulting entity for a period of 12 months following the transaction.
Under the change in control arrangements, an executive or employee is not entitled to those benefits unless such person’s employment is terminated during the protected period commencing on or prior to the change in control, as specified by the change in control arrangement and described below, and ending two years after the change in control, for any reason other than:
•death;
•disability;
•cause; or
•resignation without good reason.
The protected period under the change in control agreement commences upon the date when we first have knowledge that any person or group has become a beneficial owner of 30% or more of our voting securities or the date we execute an agreement contemplating a change in control. The protected period under the Change in Control Plan begins sixty days before the change in control.
The first five tables that follow reflect the amount of compensation that would have been payable as of December 31, 2022 to each of the NEOs actively employed on such date as a result of a change in control and termination of that executive’s employment under the terms of the above-described arrangements. The amount that would have been payable to each NEO actively employed as of December 31, 2022 upon voluntary termination for good reason or involuntary not-for-cause termination, termination following a change in control, and termination in the event of death or disability of the executive is shown below. The amounts shown assume that the termination was effective on December 31, 2022 and thus include

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amounts earned through that time and are estimates of the amounts that would have been paid to the executives upon their termination on such date. The amounts do not include compensation to which the NEO was otherwise entitled, such as previously vested equity awards. The value of the equity compensation awards was based on the closing price of our common stock of $4.15 per share on December 31, 2022. The actual amounts to be paid out can only be determined at the time of the executive’s separation from us. In the event of death or disability before the annual cash (short-term incentive) is paid, the Compensation Committee has the authority to pay (in full or on a prorated basis) the amount the employee would have received. We have assumed that the Compensation Committee would have authorized the payment of the full award for purposes of the tables that follow.

Severance Plan
Severance benefits under the Severance Plan are determined based on the officer’s tier of employment as of December 31, 2022. Tier 1 included only Mr. Lanigan, and Tier 2 included each of our other NEOs. Upon a Qualifying Termination, the NEO would be entitled to receive the better of the severance benefits set forth in their employment agreement and the following severance benefits as set forth in the Severance Plan:
a.Cash Severance. A lump sum cash payment equal to two times or one times the sum of the participant’s base salary and target annual bonus as of the date of termination for a Tier 1 or Tier 2 participant, respectively.
b.Pro Rata Bonus. The participant’s target bonus under the Company’s annual bonus plan, pro-rated to reflect the participant’s base salary earned during the year in which the Qualifying Termination occurs.
c.Time-Based Incentives. Any time-based equity or long-term cash award that would have otherwise vested during the year following the termination of employment would vest pro-rata, based on the period the participant remained employed following the most recent vesting date, to the extent such awards would have otherwise vested during the twelve-month period following the date of termination. To the extent a time-based award was granted as an inducement grant, it would vest in full on the date of termination. The exercise period of any stock option, stock appreciation right or similar award would expire on the second anniversary of the date of termination or, if sooner, the original expiration date of the award.
d.Performance-Based Incentives. Any performance-based awards (excluding annual bonus awards) granted to the participant more than one year prior to the date of termination that remain outstanding as of the date of termination will vest based on actual performance results, to the extent they do not exceed the target performance level, and pro-rated to reflect the period the participant remained employed during the performance period. Performance-based incentive awards granted to the participant within one year prior to the termination date would be forfeited.
e.Health Benefits. A lump sum payment equal to eighteen (18) months of the COBRA cost of health and welfare coverage for such participant, based on the level of coverage in effect as of the date of termination.
f.Outplacement Services. Outplacement services with a maximum value of $25,000.

Retirement, Disability and Death
An executive officer who retires will be entitled to pay through the last day worked as well as all vested and unvested 401(k) matching contributions from the Company. An executive officer who becomes disabled will be entitled to pay through the last day worked, disability benefits, all vested and unvested 401(k) matching contributions from the Company and accidental dismemberment benefits, if applicable. The listed beneficiary(ies) of an executive officer who dies will be entitled to pay through the executive’s last day worked, all vested and unvested 401(k) matching contributions from the Company, and life insurance proceeds.
The impact of an employee’s disability or death on outstanding options can vary depending on whether the employee was eligible for retirement at the time of death and the stock option plan under which the grants were made. Under our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”) and our 2015 Plan, upon termination of employment by reason of death or permanent disability, all vested options outstanding may be exercised in full at any time during the 12-month period following termination of employment.
To help us attract and retain more experienced mid to late career talent, the Compensation Committee of the Board maintains a Retirement Policy (as amended, the “Retirement Policy”), applicable to all U.S. employees, including NEOs to provide for a retirement treatment that is advantageous for longer tenured employees who are nearing retirement. Eligibility for retirement under our Retirement Policy is determined based on a combination of metrics, including duration of employment and age. The Retirement Policy helps us better manage succession planning and provide career advancement opportunities for developing talent. If eligible, under our Retirement Policy, time-based restricted stock or restricted stock units and time-based long-term cash awards outstanding at the time of retirement will continue to vest according to the

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vesting schedule. Stock options granted will also continue to vest according to the original vesting schedule. Stock options granted under our 2015 Plan will remain exercisable from the date of retirement until the original expiration date of the option. Stock options granted under any plan prior to the 2015 Plan will remain exercisable for one-year post-retirement, except stock options outstanding for our NEOs that will remain exercisable until the earlier of the second anniversary of the retirement date or the original expiration date of the option. During the continued vesting period or while any stock options remain outstanding, the Company maintains the right to claw back unvested awards or immediately cancel any outstanding stock options in the event of a violation of a non-compete or non-solicitation agreement or other restrictive covenants.
For performance-based restricted stock units and performance-based cash awards, the award will be based on actual performance determined at the end of the performance period. For grants made prior to November 2019, the number of units or amount of cash vesting will be prorated based on the number of full months in which the retiree was employed during the performance period. For grants made on or after November 2019, the number of units or amount of cash vesting will be based on actual performance determined at the end of the performance period.
Retirement eligibility under the Retirement Policy is defined as accumulating 70 or more “points,” calculated by adding the age of the employee to the employee’s full years of service. The minimum age for retirement eligibility under the Retirement Policy is 60 years. This same definition of retirement eligibility will be applied to the 2010 Annual Cash Incentive Plan, which refers to retirement benefits, but did not include, prior to the adoption of the Retirement Policy, a definition of retirement eligibility.
For year 2022, the only NEO that met retirement eligibility requirements under the Retirement Policy was Mr. Howes, who retired as Chief Executive Officer effective February 28, 2022. The last of the six tables that follow reflects the amount of compensation that was payable to Mr. Howes on such date as a result of his retirement under the terms of the Retirement Policy and the Retirement and Restrictive Covenant Agreement and General Release, dated August 17, 2021, between the Company and Mr. Howes.
Potential Payments Upon Termination
Matthew S. Lanigan

Executive Compensation and Benefits	Voluntary Termination for Good Reason or Termination without Cause on 12/31/22	Termination due to Change in Control on 12/31/22	Termination due to Disability on 12/31/22	Termination due to Death on 12/31/22
Compensation:
Base Salary	$2,175,000	$1,450,000	$362,500	$—
Short-term Incentive (100% of Base Salary)	$725,000	$1,450,000	$652,989	$652,989
Long-term Incentives:
Performance-Based Cash Awards	$422,186	$1,842,628	$1,842,628	$1,842,628
Time-Based Cash Awards	$—	$—	$—	$—
Time-Based Restricted Shares	$442,905	$2,079,868	$2,079,868	$2,079,868
Benefits and Perquisites:
Outplacement	$25,000	$25,000	$—	$—
Health & Welfare Benefits	$—	$—	$—	$—
Life Insurance	$—	$8,746	$—	$—
Life Insurance Proceeds	$—	$—	$—	$1,500,000
Disability Benefits per year (1)	$—	$—	$120,000	$—
Total	$3,790,091	$6,856,242	$5,057,985	$6,075,485
(1)   Long-term disability benefits per year until the earlier of no longer disabled or Social Security retirement age.

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Gregg S. Piontek

Executive Compensation and Benefits	Voluntary Termination for Good Reason or Termination without Cause on 12/31/22	Termination due to Change in Control on 12/31/22	Termination due to Disability on 12/31/22	Termination due to Death on 12/31/22
Compensation:
Base Salary	$767,025	$876,600	$219,150	$—
Short-term Incentive (75% of Base Salary)	$328,725	$657,450	$325,462	$325,462
Long-term Incentives:
Performance-Based Cash Awards	$582,582	$1,374,080	$1,374,080	$1,374,080
Time-Based Cash Awards	$500,000	$500,000	$500,000	$500,000
Time-Based Restricted Shares	$295,490	$1,166,839	$1,166,839	$1,166,839
Benefits and Perquisites:
Outplacement	$25,000	$25,000	$—	$—
Health & Welfare Benefits	$19,063	$38,126	$—	$—
Life Insurance	$—	$8,024	$—	$—
Life Insurance Proceeds	$—	$—	$—	$1,315,000
Disability Benefits per year (1)	$—	$—	$120,000	$—
Total	$2,517,885	$4,646,119	$3,705,531	$4,681,381
(1)   Long-term disability benefits per year until the earlier of no longer disabled or Social Security retirement age.

E. Chipman Earle

Executive Compensation and Benefits	Voluntary Termination for Good Reason or Termination without Cause on 12/31/22	Termination due to Change in Control on 12/31/22	Termination due to Disability on 12/31/22	Termination due to Death on 12/31/22
Compensation:
Base Salary	$721,480	$848,800	$212,200	$—
Short-term Incentive (70% of Base Salary)	$297,080	$594,160	$294,134	$294,134
Long-term Incentives:
Performance-Based Cash Awards	$538,461	$1,270,021	$1,270,021	$1,270,021
Time-Based Cash Awards	$250,000	$250,000	$250,000	$250,000
Time-Based Restricted Shares	$273,112	$1,078,473	$1,078,473	$1,078,473
Benefits and Perquisites:
Outplacement	$25,000	$25,000	$—	$—
Health & Welfare Benefits	$15,301	$30,602	$—	$—
Life Insurance	$—	$7,838	$—	$—
Life Insurance Proceeds	$—	$—	$—	$1,274,000
Disability Benefits per year (1)	$—	$—	$120,000	$—
Total	$2,120,434	$4,104,894	$3,224,828	$4,166,628
(1)   Long-term disability benefits per year until the earlier of no longer disabled or Social Security retirement age.

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David A. Paterson

Executive Compensation and Benefits	Voluntary Termination for Good Reason or Termination without Cause on 12/31/22	Termination due to Change in Control on 12/31/22	Termination due to Disability on 12/31/22	Termination due to Death on 12/31/22
Compensation:
Base Salary	$739,500	$870,000	$217,500	$—
Short-term Incentive (70% of Base Salary)	$304,500	$609,000	$309,350	$309,350
Long-term Incentives:
Performance-Based Cash Awards	$407,363	$960,811	$960,811	$960,811
Time-Based Cash Awards	$500,000	$500,000	$500,000	$500,000
Time-Based Restricted Shares	$414,116	$1,023,398	$1,023,398	$1,023,398
Benefits and Perquisites:
Outplacement	$25,000	$25,000	$—	$—
Health & Welfare Benefits	$18,373	$36,746	$—	$—
Life Insurance	$—	$4,346	$—	$—
Life Insurance Proceeds	$—	$—	$—	$750,000
Disability Benefits per year (1)	$—	$—	$120,000	$—
Total	$2,408,852	$4,029,301	$3,131,059	$3,543,559
(1)   Long-term disability benefits per year until the earlier of no longer disabled or 18 months.

Lori A. Briggs

Executive Compensation and Benefits	Voluntary Termination for Good Reason or Termination without Cause on 12/31/22	Termination due to Change in Control on 12/31/22	Termination due to Disability on 12/31/22	Termination due to Death on 12/31/22
Compensation:
Base Salary	$637,500	$750,000	$187,500	$—
Short-term Incentive (70% of Base Salary)	$262,500	$525,000	$309,350	$309,350
Long-term Incentives:
Performance-Based Cash Awards	$—	$290,625	$290,625	$290,625
Time-Based Cash Awards	$—	$—	$—	$—
Time-Based Restricted Shares	$151,608	$657,866	$657,866	$657,866
Benefits and Perquisites:
Outplacement	$25,000	$25,000	$—	$—
Health & Welfare Benefits	$18,373	$36,746	$—	$—
Life Insurance	$—	$4,346	$—	$—
Life Insurance Proceeds	$—	$—	$—	$750,000
Disability Benefits per year (1)	$—	$—	$120,000	$—
Total	$1,094,981	$2,289,583	$1,565,341	$2,007,841
(1)   Long-term disability benefits per year until the earlier of no longer disabled or Social Security retirement age.

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Paul L. Howes (1)

Executive Compensation and Benefits	Termination Due to Retirement on 2/28/2022
Compensation:
Short-term Incentive (70% of Base Salary)	$136,630
Long-term Incentives:
Performance-Based Cash Awards (2)	$2,604,060
Time-Based Restricted Shares	$1,814,928
Benefits and Perquisites:
Life Insurance	$—
Life Insurance Proceeds	$—
Total	$4,555,618
(1)   Effective February 28, 2022, Mr. Howes retired as Chief Executive Officer. Therefore, termination due to Change in Control, Disability, or Death are not applicable.
(2) The Performance-Based Cash Awards continue to vest per the original schedule based on actual performance as determined at the end of the performance period. The payout in the table above is shown at target.

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CEO PAY RATIO
The following information presents the ratio between the total annual compensation paid to our median compensated employee and the total annual compensation paid to our CEO. The ratio was determined based on a reasonable estimate in a manner consistent with applicable SEC rules. Pay ratio disclosures involve a degree of imprecision due to methodologies and compensation practices that may not be consistent across other companies; therefore, the pay ratio disclosed below may not be comparable to the pay ratio reported by other companies.
As noted above, we experienced a transition during 2022 when Mr. Lanigan was promoted from his role as our President and Chief Operating Officer to the role of President and Chief Executive Officer, effective as of March 1, 2022. Consistent with SEC rules, we have determined the CEO pay ratio using the annual total compensation of Mr. Lanigan. Our median employee for 2022 was the same employee identified for purposes of our 2021 pay ratio disclosure, as we did not have material changes in our employee population (excluding the CEO) or compensation arrangements that we believed were likely to result in a significant change to our pay ratio.
The methodology used to determine the median employee for the CEO pay ratio is discussed below.
For 2022, our most recent completed fiscal year:
•The annual total compensation of the median employee identified was $55,048; and
•The annual total compensation of Mr. Lanigan was $3,045,909.
Based on this information, for 2022, our CEO pay ratio is 55:1.
Median Compensated Employee Identification Methodology. To identify our median compensated employee, we used the following methodology, material assumptions and estimates:
•Measurement Date. The date used to identify the median employee was December 1, 2020.
•De Minimis Exception. We considered 1,560 employees in over 20 countries but that number excluded our workforce in the following 9 countries totaling 67 employees (or approximately 4.1% of our global workforce).

Countries Excluded	No. of Employees
Chile	11
Egypt	11
Germany	11
Brazil	8
Congo	8
Hungary	7
Albania	5
Cyprus	5
New Zealand	1
•Consistently Applied Compensation Measure. We use a variety of pay elements to structure compensation of our global workforce. For purposes of measuring the compensation of our employees to identify the median employee, rather than using annual total compensation, we selected base pay, which includes base salary or wages and overtime pay, as our consistently applied compensation measure. The measurement period was January 1, 2020 through November 30, 2020. Foreign salaries were converted to U.S. dollars using the 2020 yearly average exchange rate. We identified our original median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. The original median employee identified for our 2020 pay ratio had a significant change in compensation in 2021 due to a change in their job duties and assignments. Therefore, for our 2021 pay ratio we used the 2020 ranking and selected the next closest applicable employee. This same employee was used for purposes of this 2022 pay ratio.
Median Employee’s Annual Total Compensation. After identifying the median employee for 2022 based on the process described above, we combined all of the elements of that employee’s compensation for 2022 in accordance with Item 402(c)(2)(x) of Regulation S-K.

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PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance for the fiscal years listed below. You should refer to “Compensation Discussion and Analysis” in this proxy statement for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.
When referring to the CEO, the following table presents Mr. Lanigan and Mr. Howes for 2022, and Mr. Howes for 2021 and 2020. Effective February 28, 2022, Mr. Howes retired as Chief Executive Officer, and effective March 1, 2022, Mr. Lanigan was appointed President and Chief Executive Officer. The 2022 amounts shown for Mr. Lanigan represent total compensation for the full year, even though he was CEO for only a portion of the year.

							Value of Initial Fixed $100 Investment Based On:		(in thousands)
Year	Summary Compensation Table Total for CEO - Lanigan (1)	Summary Compensation Table Total for CEO - Howes (1)	Compensation Actually Paid to CEO - Lanigan (2)	Compensation Actually Paid to CEO - Howes (2)	Average Summary Compensation Table Total for Non-CEO NEOs (3)	Average Compensation Actually Paid to Non-CEO NEOs (2)(3)	TSR (4)	Peer Group TSR (5)	Net Income (Loss)	Consolidated EBITDA (6)
2022	$3,045,909	$1,545,166	$3,448,269	$2,504,293	$1,402,178	$1,692,685	$66.18	$107.11	$(20,834)	$66,715
2021	N/A	$3,830,170	N/A	$4,308,180	$1,314,128	$1,501,135	$46.89	$67.34	$(25,526)	$39,352
2020	N/A	$3,174,385	N/A	$1,525,399	$929,862	$186,973	$30.62	$56.62	$(80,696)	$(9,665)
(1)  The dollar amounts shown represent the total compensation reported for our CEO, Mr. Lanigan and Mr. Howes for 2022, and Mr. Howes for 2021 and 2020, in the Summary Compensation Table for fiscal years 2022, 2021 and 2020.
(2)   To calculate “Compensation Actually Paid”, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. “Compensation Actually Paid” does not necessarily represent cash and/or equity value paid to or earned by the applicable NEO, but rather is a value calculated under applicable SEC rules. Since the Company does not provide any qualified or non-qualified defined benefit pension plans or other post-employment defined benefit plans to our executive officers, no adjustments relating to defined benefit and pension plans (as applicable) were made to total compensation for each year to determine “Compensation Actually Paid”. In accordance with SEC requirements, the following adjustments were made to the applicable NEO’s total compensation for each year to determine the “Compensation Actually Paid”:

Year	Executive(s)	Summary Compensation Table Total	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid
2022	CEO - Lanigan	$3,045,909	$(1,339,671)	$1,742,031	$3,448,269
	CEO - Howes	$1,545,166	$—	$959,127	$2,504,293
	Non-CEO NEOs (Average)	$1,402,178	$(435,498)	$726,005	$1,692,685
2021	CEO - Howes	$3,830,170	$(1,470,358)	$1,948,368	$4,308,180
	Non-CEO NEOs (Average)	$1,314,128	$(475,810)	$662,817	$1,501,135
2020	CEO - Howes	$3,174,385	$(855,800)	$(793,186)	$1,525,399
	Non-CEO NEOs (Average)	$929,862	$(245,367)	$(497,522)	$186,973
(A)  Represents the grant date fair value of the equity awards, as reported in the “Stock Awards” column in the Summary Compensation Table for each applicable year.
(B)   Represents the year-over-year change in the fair value of equity awards, as itemized in the tables below. With respect to equity award adjustments for each applicable year as disclosed in the table above, the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. No awards vested in the year they were granted, and no awards were forfeited in any of the covered years. There were no dividends or other earnings paid on stock or option awards in any applicable year.

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Fair Value of Equity Awards for CEO - Lanigan	2022	2021	2020
As of year-end for awards granted during the year	$1,352,709
Year-over-year increase (decrease) of unvested awards granted in prior years	$212,015
Increase (decrease) from prior fiscal year–end to vesting date for awards that vested during the year	$177,307
Total Equity Award Adjustments	$1,742,031

Fair Value of Equity Awards for CEO - Howes	2022	2021	2020
As of year-end for awards granted during the year	$—	$1,317,943	$797,639
Year-over-year increase (decrease) of unvested awards granted in prior years	$529,172	$351,275	$(881,423)
Increase (decrease) from prior fiscal year–end to vesting date for awards that vested during the year	$429,955	$279,150	$(709,402)
Total Equity Award Adjustments	$959,127	$1,948,368	$(793,186)

Fair Value of Equity Awards for Non-CEO NEOs (Average)	2022	2021	2020
As of year-end for awards granted during the year	$439,736	$451,361	$228,691
Year-over-year increase (decrease) of unvested awards granted in prior years	$158,002	$134,845	$(383,671)
Increase (decrease) from prior fiscal year–end to vesting date for awards that vested during the year	$128,267	$76,611	$(342,542)
Total Equity Award Adjustments	$726,005	$662,817	$(497,522)
(3)  Reflects compensation information for our NEOs, other than our CEO, as described in the CD&A of this Proxy Statement. For 2022, reflects compensation information for Mr. Piontek, Mr. Earle, Mr. Paterson, and Ms. Briggs. For 2021 and 2020, reflects compensation information for Mr. Lanigan, Mr. Piontek, Mr. Earle, and Mr. Paterson.
(4)  Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.
(5)  The Peer Group TSR set forth in this table utilizes the Philadelphia Oil Service Index (OSX), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the years ended December 31, 2022, 2021, and 2020. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the OSX, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(6)  See below for a reconciliation of Consolidated EBITDA, as adjusted by the Compensation Committee, to net income (loss), the most directly comparable GAAP financial measure. Included in the table is a reconciliation to Adjusted EBITDA. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	Twelve Months Ended
(In thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Net income (loss) (GAAP)	$(20,834)	$(25,526)	$(80,696)
Interest expense, net	7,040	8,805	10,986
Provision (benefit) for income taxes	4,371	7,293	(11,883)
Depreciation and amortization	38,610	42,225	45,314
EBITDA (non-GAAP)	29,187	32,797	(36,279)
Impairments and other charges	37,322	—	14,727
Gain on divestitures	(3,596)	—	—
Fourchon, Louisiana hurricane-related costs	—	2,596	—
Facility exit costs and other	2,452	2,399	(201)
Severance costs	736	1,898	4,773
Inventory write-downs	—	—	10,345
Gain on legal settlement	—	(1,000)	—
Loss on extinguishment of debt	—	1,000	(419)
Gain on insurance recovery	—	(849)	—
Adjusted EBITDA (non-GAAP)	66,101	38,841	(7,054)
Other adjustments for the Annual Cash Incentive Plan	614	511	(2,611)
Consolidated EBITDA, as adjusted by the Compensation Committee (non-GAAP)	$66,715	$39,352	$(9,665)

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Financial Performance Measures
As described in greater detail under “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a performance-based pay philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders.
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs for 2022 to Company performance. The measures in this table are not ranked.

Most Important Financial Performance Measures
Consolidated Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
Consolidated Return on Net Capital Employed (RONCE)
Income After Capital Charge (IACC)
Relative Total Shareholder Return
Description of Certain Relationships between Information Presented in the Pay Versus Performance Table
As described in greater detail under “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a performance-based pay philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Alignment of Compensation Actually Paid and Total Shareholder Return (TSR)
The following graph sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years. The graph also sets forth a comparison of the Company’s cumulative TSR over the three most recently completed fiscal years and the cumulative TSR of the Company’s peer group over the same period.

Alignment of Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.

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Alignment of Compensation Actually Paid and Consolidated EBITDA, as adjusted by the Compensation Committee
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Consolidated EBITDA, as adjusted by the Compensation Committee, over the three most recently completed fiscal years.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2022, under which our equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	5,812,015	(1)	$7.39	(2)	2,051,939	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	5,812,015		$7.39		2,051,939
(1)Includes 1,432,738 shares subject to outstanding options under our Amended and Restated 2006 Equity Incentive Plan and our 2015 Plan and 4,379,277 unvested time-based restricted stock units under our 2015 Plan. There were no shares subject to outstanding options under the Amended and Restated Employee Stock Purchase Plan as of December 31, 2022.
(2)Weighted-average exercise price calculation excludes outstanding restricted stock units, which do not have an exercise price.
(3)Includes 197,858 shares available for issuance under the Amended and Restated Employee Stock Purchase Plan, 86,188 shares available for issuance under the 2014 Non-Employee Directors’ Restricted Stock Plan and 1,767,893 shares available for issuance under the 2015 Plan.

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DIRECTOR COMPENSATION
The Compensation Committee regularly reviews the compensation of non-employee directors. Pearl Meyer provides the Compensation Committee with industry trends in board compensation and recommends retainers and fees based on the peer Company proxy information as well as national board market data. The Compensation Committee then makes recommendations to the Board of Directors on the setting of Board compensation.
Effective as of January 1, 2023, the Compensation Committee recommended and the Board of Directors approved an approximate 15% reduction to the cash retainer fees and the annual equity retainer payable to our non-employee directors. The Board approved this reduction in furtherance of our numerous cost reduction initiatives and in alignment with a market based study performed by Pearl Meyer which supported the reductions.

	Prior to December 31, 2022	On And After January 1, 2023
Annual Cash Retainer Fee (Board Chair)	$130,000	$110,000
Annual Cash Retainer Fee (other non-employee Directors)	$55,000	$50,000
Committee Chair Cash Retainer - Audit and Compensation Committees	$30,000	$25,000
Committee Chair Cash Retainer - ESG Committee	$20,000	$15,000
Committee Member Cash Retainer - Audit Committee	$15,000	$13,000
Committee Member Cash Retainer - Compensation and ESG Committees	$10,000	$8,500
Annual Equity Retainer (Board Chair)	$170,000	$145,000
Annual Equity Retainer (other non-employee Directors)	$150,000	$125,000
(1)     Number of awards is determined by dividing the pre-determined value by the closing price of our common stock as reported on the NYSE on the date of grant, which is the date of our annual meeting of stockholders. The awards are granted under our 2014 Non-Employee Directors’ Restricted Stock Plan.
The Board occasionally authorizes additional cash payments to non-employee directors for their service beyond Board and committee meetings, but no such payments were made to any non-employee directors in 2022. Each of our non-employee directors is reimbursed for travel expenses incurred in attending Board and committee meetings.
The following table shows the total cash and non-cash compensation attributed to each of our non-employee directors during the fiscal year ended December 31, 2022. The restricted stock awards vest on May 19, 2023.
Compensation for Mr. Lanigan, our CEO and Board member as of March 1, 2022, is disclosed in the “Executive Compensation” section of this Proxy Statement, as he received no additional compensation in 2022 for serving on our Board. Similarly, Mr. Howes did not receive any additional compensation for serving as a member of our Board in January and February of 2022 while also serving as the CEO.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	Total
Anthony J. Best	$128,333	$170,002	$298,335
G. Stephen Finley (4)	$12,115	$—	$12,115
Roderick A. Larson	$90,000	$149,999	$239,999
Michael A. Lewis	$100,000	$149,999	$249,999
Claudia M. Meer	$89,879	$149,999	$239,878
John C. Mingé	$110,000	$149,999	$259,999
Rose M. Robeson	$105,000	$149,999	$254,999
Donald W. Young	$89,879	$149,999	$239,878
(1)The Board members are paid on a quarterly basis in advance, with the exception of Mr. Best, who is paid in advance on a monthly basis.
(2)Represents the aggregate grant date fair value for restricted stock awards granted to the non-employee directors in 2022. The grant date fair value of the restricted stock awarded in 2022, as determined pursuant to ASC Topic 718, was $4.11 per share. See Note 12, “Stock-Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for the relevant assumptions used to determine the valuation of our stock awards.

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(3)At December 31, 2022, Messrs. Larson, Lewis, Mingé, and Young, and Mmes. Meer and Robeson each had 36,496 shares of restricted stock outstanding, which will fully vest May 19, 2023, and Mr. Best had 41,363 shares of restricted stock outstanding, which will fully vest May 19, 2023.
(4)Mr. Finley did not stand for reelection at the annual meeting of stockholders held on May 19, 2022 and retired from the Board as of such date. As such, the cash fees reported for Mr. Finley reflect his service through the date of his retirement from the Board. He also did not receive a grant of restricted stock awards in 2022.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees and Voting
Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of stockholders or until such director’s successor has been duly elected and qualified. The Board of Directors has nominated for election as directors the seven persons named below based on the recommendation of the ESG Committee. All nominees are incumbent directors. Proxies solicited hereby cannot be voted for a greater number of vacancies than the nominees for director set forth below.
Mr. Best is currently serving as Board Chair; however, Mr. Best has elected not to stand for re-election at this Annual Meeting and accordingly will resign from the Board upon the expiration of his term at this Annual Meeting. The resignation of Mr. Best from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. The size of the Board will immediately be reduced from eight directors to seven directors effective as of the Annual Meeting. The Company thanks Mr. Best for his service and dedication to the Company during his tenure.
The Board of Directors recommends that the stockholders vote “FOR” the election of each of the seven nominees. Unless directed otherwise, the persons named in the enclosed proxy intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the persons named in the enclosed proxy will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be further reduced.
Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.
Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term best interests of our stockholders. No family relationships exist among any of our directors or executive officers.
Biographical information for each of the director nominees, including the key qualifications, experience, attributes and skills that led our Board to the conclusion that each of the director nominees should serve as a director, is set forth below.

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Matthew S. Lanigan
EXPERIENCE
Mr. Lanigan joined our Board of Directors in March 2022 when he was promoted to President and Chief Executive Officer of Newpark. Mr. Lanigan joined Newpark in April 2016 in the position of President, Mats & Integrated Services and Vice President, Newpark Resources, Inc. Mr. Lanigan served in this role until September 2021 when he was promoted to President and Chief Operating Officer of Newpark. Mr. Lanigan received his Bachelor's degree in Chemical Engineering from Royal Melbourne Institute of Technology and his MBA from the Melbourne Business School at the University of Melbourne and certification as a Six Sigma Master Black Belt. Mr. Lanigan began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, Mr. Lanigan was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies.

Age 52 Director Since: 2022 Committees: None
QUALIFICATIONS
Mr. Lanigan’s service as our President and Chief Executive Officer, along with his previous tenure as both President and Chief Operating Officer of the Company as well as President of our Industrial Solutions Division, provide in-depth knowledge and expertise regarding our operations, customers, competitors, markets, and strategy. His extensive international experience and knowledge of the industries we serve brings valuable insight and experience which is critical to our business. Mr. Lanigan also has previous experience with leading an executive team, in both domestic and international markets. His business judgment, management experience and leadership skills offer an exceptional perspective with respect to the opportunities, risks and challenges facing our company.

Roderick A. Larson
EXPERIENCE
Mr. Larson joined our Board of Directors in March 2014. Mr. Larson currently serves as a member of our Audit, ESG and Compensation Committees. Mr. Larson previously served as our ESG Committee Chair from May 2018 until April 2022. Beginning in May 2012, Mr. Larson served as Chief Operating Officer of Oceaneering International, Inc. (NYSE: OII), a global provider of engineered services and products, and effective February 2015, was named President of the company. In May 2017, Mr. Larson was appointed to serve as a Director and President and Chief Executive Officer of Oceaneering International, Inc. From August 1998 until May 2012, Mr. Larson held varying positions of increasing responsibility at Baker Hughes, Inc., most recently as President, Latin America. While at Baker Hughes, Inc., Mr. Larson served as Vice President, Operations for the Gulf of Mexico and Deepwater Business Development Manager. From 1990 until 1998, he served as operations manager and field engineer for Western Atlas, Inc. (which was acquired by Baker Hughes) in the United States and Venezuela.

Age 56 Director Since: 2014 Committees: Audit, Compensation and ESG
QUALIFICATIONS
Mr. Larson brings over 28 years of experience in global oilfield services which, in the past, included management responsibility for a drilling fluids business. Based upon his experience and in his current position as President and Chief Executive Officer of Oceaneering, he provides valuable insight into the oil and gas industry, including its risks, opportunities, and challenges. In addition, based on his experience at all levels of various organizations, Mr. Larson offers leadership and understanding of the operations and management of a large, global business.

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Michael A. Lewis
EXPERIENCE
Mr. Lewis joined our Board of Directors in January 2021. Mr. Lewis has served as Chair of the ESG Committee since April 2022 and currently serves as a member of our Audit Committee and Compensation Committee. Mr. Lewis has over 36 years of electric operations experience, having served as both Interim President as well as Senior Vice President, Electric Operations of Pacific Gas & Electric Corporation (“PG&E”), which filed for bankruptcy protection in 2019 and successfully emerged from bankruptcy in 2020. In these roles, Mr. Lewis oversaw all aspects of PG&E’s Electric Operations, including the company’s wildfire prevention and response efforts, longer-term grid resiliency initiatives, system-wide vegetation management work and emergency preparedness and response efforts. Mr. Lewis joined PG&E in 2018 and retired from PG&E in December 2020. Prior to joining PG&E, from 2016 to July 2018, Mr. Lewis served as Duke Energy’s Senior Vice President and Chief Distribution Office, responsible for distribution operations across six states. Mr. Lewis previously served in increasingly more senior roles in electric transmission and distribution, including as Chief Transmission Officer at Duke Energy. He holds a bachelor’s degree in electrical engineering from the University of Florida and an MBA from Nova Southeastern University. He attended both the Advanced Management Program at Duke University and the Finance and Accounting for Non-Financial Management Program at the University of Pennsylvania Wharton School. In January 2021, Mr. Lewis was appointed and currently serves on the Board of Directors of Portland General Electric Company (NYSE: POR) as an independent director, as well as a member of the Board’s Audit Committee and Finance Committee. In October 2021, Mr. Lewis was appointed and currently serves on the Board of Directors of Osmose Utilities Services, Inc., as well a member of its Audit Committee.

Age 61 Director Since: 2021 Committees: Audit, Compensation and ESG (Chair)
QUALIFICATIONS

Mr. Lewis brings over 36 years of electric operations experience, much of which is directly applicable to our industrial services segment. In light of our strategic focus on accelerating growth within electrical utility and industrial end-markets, his extensive career in the electric utility industry and deep knowledge of the industry’s approach to environmental sustainability provides a distinctive perspective to our Board. Mr. Lewis brings valuable insight into the perspectives of our site access and solutions customers. In addition to his knowledge of the electric utility and industrial business, his background has provided Mr. Lewis with valuable experiences in the areas of senior management, human resources, ESG, strategic planning, safety and crisis management.

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Claudia M. Meer
EXPERIENCE
Ms. Meer joined our Board of Directors in March 2022. Ms. Meer currently serves as a member of our Audit, Compensation and ESG Committees. Ms. Meer is the co-founder of CoreMax Consulting (“CoreMax”), a woman-owned consulting firm focusing on clean energy strategic advisory services with expertise in structured finance, project management, analytics, and IT technology. Ms. Meer has served as the Chief Executive Officer of CoreMax since its founding in 2011. She has extensive cleantech and energy transition experience, most recently serving as Chief Investment Officer and Chief Financial Officer from July 2019 to September 2020 of AlphaStruxure, an EaaS joint venture between The Carlyle Group and Schneider Electric, formed to develop and fund clean energy infrastructure. Prior to AlphaStruxure, she served as the Chief Executive Officer and U.S. Country Director from August 2018 to July 2019 of Dalkia U.S., the EDF Group’s U.S.-based building energy efficiency business (“Dalkia”), where she focused on building-centric energy efficiency, smart technologies and clean energy generation to accomplish rapid organic growth and acquisitions. She had previously served as Senior Vice President, Business and Corporate Development of Dalkia from August 2017 to July 2019. From January 2001 to July 2017 she held various positions, including overseeing the public-private partnership and clean energy development and investment groups at Clark Construction Group, LLC. Ms. Meer began her career in investment banking at J.P. Morgan and has significant experience in corporate finance and mergers and acquisitions. She has served since February 2021 as a Board member and Chairman of the Audit Committee of iSun, Inc. (NASDAQ: ISUN), a publicly traded engineering, procurement, and construction company focused on solar, storage and electric vehicle services.

Age 61 Director Since: March 2022 Committees: Audit, Compensation and ESG
QUALIFICATIONS
Ms. Meer brings over 36 years of experience in structured finance, mergers and acquisitions, and strategic planning. She has also served as a seasoned executive in roles such as CEO, CFO, and CIO and as a member of the Board of one publicly traded and several privately held companies focused on renewable and energy development and electrification technology. Ms. Meer has extensive leadership and management experience, domestic and international, and has built new business lines for organizations to help them enter new markets and provide new services to clients. Ms. Meer provides our Board with a unique perspective with her background in infrastructure and the energy transition, including energy efficiency, smart technologies, and clean energy generation.

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John C. Mingé
EXPERIENCE
Mr. Mingé joined our Board of Directors in December 2017. Mr. Mingé has served as Chair of the Compensation Committee since May 2018 and currently serves as a member of our Audit Committee and ESG Committee. Mr. Mingé retired as an employee of BP America, Inc. in December 2019 where he most recently served as chairman of a study by the National Petroleum Council into carbon capture utilization and storage technologies. From February 2013 to May 2018, he served as the Chairman and President of BP America, Inc., a subsidiary of BP plc (NYSE: BP), comprised of BP business units involved in exploration and production, refining, chemicals, supply and trading, pipeline operations, shipping, and alternative energy. During his 37-year career with BP, Mr. Mingé held a variety of executive and engineering posts around the globe, including assignments as head of BP Alaska, head of BP's Asia Pacific Exploration and Production Unit, president of BP Indonesia, and president of exploration and production for BP Vietnam and China. Between July 2019 and July 2022, Mr. Mingé served as a non-executive director for Proserv Group Parent LLC. Mr. Mingé began his career with Standard Oil of Ohio in Cleveland, Ohio as a drilling research engineer and then served in varying positions of increasing responsibility throughout the United States, United Kingdom and Southeast Asia. Mr. Mingé is currently engaged in consulting and advisory services through JC Mingé Energy Services, LLC, and is engaged as an advisor to KKR and a Senior Advisor to McKinsey & Company. Additionally, Mr. Mingé currently serves as a non-executive director for Lynden, Inc. and as Vice Chairman, Executive committee and board member of the Washington State University Foundation.

Age 61 Director Since: 2017 Committees: Audit, Compensation (Chair) and ESG
QUALIFICATIONS

Mr. Mingé brings over 39 years of experience in the oil and gas exploration and production business, with senior level responsibilities at one of the largest companies in the world. He has had extensive management experience at a number of significant business units, both in the United States and internationally. Mr. Mingé brings valuable insight into the perspectives of our domestic and global customers. In addition to his knowledge of the energy business, his background has provided Mr. Mingé with valuable experiences in the areas of organizational structure, talent development, government affairs, and crisis management. In addition, Mr. Mingé brings a global viewpoint to the development and execution of our long-term strategic plan.

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Rose M. Robeson
EXPERIENCE
Ms. Robeson joined our Board of Directors in January 2018. Ms. Robeson has served as Chair of the Audit Committee since March 2021 and currently serves as a member of our Compensation Committee and ESG Committee. Ms. Robeson served as Senior Vice President and Chief Financial Officer of DCP Midstream GP, LLC, the general partner of DCP Midstream GP LP, which is the general partner of DCP Midstream Partners, LP, a publicly-traded limited partnership, from May 2012 until her retirement in March 2014. Ms. Robeson also served as Group Vice President and Chief Financial Officer of DCP Midstream, LLC from January 2002 to May 2012. Prior to her appointment as Chief Financial Officer of DCP Midstream, LLC, Ms. Robeson was the Vice President and Treasurer. Prior to joining DCP Midstream, LLC, Ms. Robeson held a variety of executive finance positions at Total Petroleum and Kinder Morgan. In December 2020, Ms. Robeson was appointed and currently serves on the Williams Company, Inc. (NYSE: WMB) Board of Directors as an independent director, as well as the chair of its Audit Committee, and a member of its Environmental, Health and Safety Committee. Since July 2014, Ms. Robeson has served as a member of the Board of Directors of SM Energy Company (NYSE: SM) and is currently serving as a member of the ESG Committee and Compensation Committee. From May 2017 to March 2019, Ms. Robeson served as a member of the Board of Directors and Audit Committee Chair of AMGP GP LLC, the general partner of Antero Midstream GP LP, (“AMGP”). Ms. Robeson previously served as a member of the Board of Directors of Antero Midstream Corporation (NYSE: AM) as of March 2019 as a result of the merger completed by AMGP until June 2022, and during her tenure on the Antero Midstream board she served as Audit Committee Chair and as a member of the Nominating and Governance Committee and as a member of the Conflicts Committee. From June 2014 until June 2016, Ms. Robeson served as a director of American Midstream GP, LLC, the general partner of American Midstream Partners, LP, a publicly traded limited partnership. From October 2015 until December 2017 (when Nabors Industries Ltd. completed its acquisition of Tesco Corporation), Ms. Robeson served as a director of Tesco Corporation, an upstream oilfield services company.
Age 62 Director Since: 2018 Committees: Audit (Chair), Compensation and ESG
QUALIFICATIONS

Ms. Robeson has over 35 years of experience in various aspects of the energy industry, including exploration and production, midstream and refining, and marketing. In addition to her role as a senior financial professional, with accounting oversight responsibilities, she also has experience as a senior executive, as well as an independent board member of several publicly-traded companies. In addition to her background providing a well-rounded leadership experience, she is particularly knowledgeable in the areas of corporate finance, financial reporting, accounting, corporate governance, risk management and strategic planning.

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Donald W. Young
EXPERIENCE
Mr. Young joined our Board in March 2022. Mr. Young currently serves as a member of our Audit, Compensation and ESG Committees. Mr. Young serves as the Managing Member of Race Rock Group, a private holding company focused on control and non-control investments in private companies, industrial and commercial real estate, hedge funds, private debt, venture capital and other alternative investments that he founded in May 2007. Mr. Young has served as Chairman and Chief Executive Officer of Race Rock Infrastructure, a leading manufacturer of highway and transportation, telecommunications, solar, utility and transmission infrastructure products that operate as Highway Safety LLC, Ohio Galvanizing LLC and Structural and Steel Products LLC. From October 2008 to July 2019, Mr. Young served as Chairman and Chief Executive Officer of Hoover Ferguson (now Hoover Circular Solutions) an international specialty rental, logistics, technology and service provider of tanks and containers, and, from October 2007 to October 2021, as a director of Hoover Ferguson. Prior to joining Hoover in October 2008, Mr. Young held various positions in private equity at Citigroup Venture Capital and Sciens Capital Partners and investment banking at Bank of America and Prudential Securities. Since December 2019, Mr. Young has served on the board of directors of Gulf Capital Bank where he is a member of the Nominating and Governance and Loan Committees. From November 2019 to March 2021, Mr. Young also served as Executive-in-Residence with Warburg Pincus LLC in their Industrial and Business Services Group.

Age 50 Director Since: March 2022 Committees: Audit, Compensation and ESG
QUALIFICATIONS

Mr. Young has extensive and diverse business management experience and expertise. He has executive leadership experience in the industrial services, infrastructure, financial services, energy and manufacturing industries. Mr. Young has a history of management and operational oversight responsibilities for businesses of varying sizes in stable, fast growing and turnaround operating environments which offers valuable insight and knowledge.

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PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Dodd-Frank Act allows our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act and the related rules of the SEC. Based on the stockholder advisory vote on the frequency of conducting an advisory vote on the compensation of our NEOs that took place at our 2017 Annual Meeting, the Board determined to hold the advisory vote on the compensation of our NEOs annually until the next stockholder vote on the frequency of such advisory vote. The Board will consider the results of Proposal No. 3, but currently expects the next advisory vote to approve named executive officer compensation following the 2023 meeting will be held at the 2024 annual meeting.
As discussed in the Compensation Discussion and Analysis, our compensation philosophy and objectives are designed to attract, motivate and retain key executives needed to implement our business strategy. We believe that aligning the Company’s short-term and long-term performance with executive compensation is crucial to the Company’s long-term success. We also believe that our executive compensation program should align the interests of our executive officers with those of our stockholders. We encourage you to read the Compensation Discussion and Analysis, along with the compensation tables and related narrative discussion contained in this Proxy Statement. The Compensation Discussion and Analysis discusses our executive compensation philosophy and programs and explains the compensation decisions relating to the NEOs.
The Compensation Committee and the Board of Directors believe that the policies and programs are effective in implementing our compensation philosophy, are commensurate with the performance and strategic position of the Company and are reflective of the input that executive management and the Compensation Chair received during their stockholder engagement efforts. This advisory vote is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this Proxy Statement. Although this vote is advisory and therefore the outcome of this vote is non-binding on the Company or the Board of Directors, the Compensation Committee of the Board of Directors will consider your decision when setting future compensation for our NEOs.
This advisory stockholder vote, commonly known as “say-on-pay,” gives our stockholders the opportunity to approve or not approve, on an advisory basis, our compensation policies and programs for our NEOs through the following resolution:
“RESOLVED, that the stockholders of Newpark Resources, Inc. APPROVE, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”
The Board of Directors unanimously recommends a vote “FOR” approving the named executive officer compensation, as disclosed in this Proxy Statement.

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PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to vote, on an advisory basis and non-binding, on how frequently we conduct future advisory votes on executive compensation. Stockholders may indicate their preference for an advisory, non-binding, vote on executive compensation to occur every one-year, two-years or three-years or stockholders may abstain from voting.
An annual advisory vote on our executive compensation will allow our stockholders as well as our Compensation Committee to meaningfully evaluate, adjust and approve the compensation strategies as related to our performance. Because this vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
The Board of Directors believes that an annual advisory vote on executive compensation is appropriate.
The Board of Directors unanimously recommends a vote for “ONE YEAR” as the recommended frequency of future advisory votes to approve executive compensation.

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PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected the accounting firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, the “Deloitte Entities”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte has conducted the examination of the Company’s financial statements for each of the past 15 fiscal years. Consistent with the Sarbanes-Oxley Act of 2002 and SEC rules, our lead and concurring audit partners from Deloitte are required to rotate off of our account every five years and then are prohibited from working on our account for the next five years. Other audit partners at Deloitte who are not serving as our lead or concurring audit partners must rotate off of our account after seven years and then are subject to a two-year time out period. One or more representatives of the Deloitte Entities are expected to participate in the Annual Meeting either in person or electronically and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.
The Audit Committee is directly responsible for selecting and retaining our independent registered public accounting firm. Although action by the stockholders is not required for the appointment, given the critical role played by the independent registered public accounting firm, we are providing stockholders the opportunity to express their views on this matter by electing whether to ratify the appointment. If the stockholders fail to ratify the appointment of the Deloitte Entities, the Audit Committee will reconsider the appointment, but the Audit Committee may still elect in its discretion to retain the Deloitte Entities. Conversely, even if the appointment of the Deloitte Entities is ratified by our stockholders, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of our Company and our stockholders.
The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.

Independent Registered Public Accounting Firm Fees
The Deloitte Entities were appointed to serve as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The following table sets forth the fees billed to us for professional services rendered by the Deloitte Entities for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees (1)	$1,585,000	$1,422,000
Audit-Related Fees (2)	15,000	—
Tax Fees	—	—
All Other Fees (3)	2,000	2,000
Total	$1,602,000	$1,424,000
(1)Audit Fees consist primarily of fees for (i) the audit of our annual financial statements, (ii) review of our financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal controls over financial reporting, and (iv) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.
(2)Audit-Related Fees consist of consent fees.
(3)All Other Fees consist of fees for access to an online research tool.

Pre-Approval Policies Regarding Audit and Non-Audit Fees
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Prior to performing any audit services, the independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent registered public accounting firm to perform the audit.
For non-audit services, our management will submit to the Audit Committee for approval the list of non-audit services recommended by management which the Audit Committee should engage the independent registered public accounting firm to provide for the fiscal year. Prior to the performance of any of these services, our management and the independent registered public accounting firm each will confirm to the Audit Committee that each non-audit service on the list is

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permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process and the fees for services performed to date.
As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee to provide for the prompt handling of unexpected matters. The Chair will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.
All services performed by our independent registered public accounting firm in 2022 and 2021 were approved in accordance with the Audit Committee’s pre-approval policies.

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AUDIT COMMITTEE REPORT
This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of six independent directors who satisfy the requirements of independence established by NYSE listing standards and the SEC. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable SEC rules and NYSE listing rules, and that Ms. Robeson and Ms. Meer are “audit committee financial experts” as defined by applicable SEC rules.
The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.newpark.com/governance and is also available in print upon request from our Corporate Secretary.
Management has primary responsibility for our financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Our independent registered public accounting firm, the Deloitte Entities, is responsible for expressing an opinion on whether the Company’s consolidated financial statements present fairly, in all material respects, the financial position of the Company and the results of its operations and its cash flows in accordance with accounting principles generally accepted in the United States. Additionally, the Deloitte Entities are responsible for expressing an opinion regarding the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent registered public accounting firm.
In keeping with that responsibility, the Audit Committee meets regularly with management and the independent registered public accounting firm. Meetings with the independent registered public accounting firm are held both with and without management present, and the independent registered public accounting firm has direct access to the Audit Committee to discuss the scope and results of its work and its comments on the adequacy of internal controls and the quality of financial reporting. The Audit Committee met eight times during the year ended December 31, 2022.
The Audit Committee reviewed, with the independent registered public accounting firm, the overall scope and plans for its audits. The Audit Committee has also reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2022 and internal controls over financial reporting with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm pursuant to the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from our Company and our management. The Audit Committee also reviewed the non-audit services provided by the independent registered public accounting firm and concluded that the provision of those services is compatible with its independence.
We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which we refer to as the 2022 Annual Report, in a timely fashion with the SEC in 2023. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2022 Annual Report. The Audit Committee also engaged the Deloitte Entities as our independent registered public accounting firm for fiscal year 2023. See above under the heading “Ratification of Appointment of Independent Registered Public Accounting Firm” for additional information on the decision to again appoint the Deloitte Entities as our independent registered public accounting firm.

Audit Committee:

Rose M. Robeson (Chair)
Roderick A. Larson
Michael A. Lewis
Claudia M. Meer
John C. Mingé
Donald W. Young

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PROPOSAL NO. 5
APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED 2015 EMPLOYEE EQUITY INCENTIVE PLAN

Amendment and Restatement to the Plan
We are asking our stockholders to approve a second amendment and restatement of the Amended and Restated Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, as amended and restated effective May 23, 2019, and as further amended effective May 20, 2021 and May 19, 2022 (the “2015 Plan”), to increase the number of shares that may be issued thereunder from 15,300,000 shares to 16,500,000 shares and to incorporate amendments made in 2021 and 2022.
Reasons for the Amendment to Increase Shares and Relevant Considerations
Long-term incentives have been critical to our compensation philosophy. The Board of Directors believes that the equity awards available under the 2015 Plan support our compensation philosophy, which includes (i) tying our executives' and employees' pay opportunities to variable compensation in that long-term value depends upon our stock price performance and (ii) stockholder alignment by closely aligning our executives’ and employees’ compensation opportunities with the interests of our stockholders.
During our stockholder engagement efforts over the past eighteen months, our senior management and the Compensation Committee Chair, when requested, discussed with our stockholders long-term incentives generally and share dilution specifically. Each of the stockholders with whom we spoke fully supported the issuance of restricted stock units to management as the best method of aligning management incentives with those of our stockholders. These same stockholders appreciated the dilutive effect that such issuances could have on their holdings, but advised us that they were willing to incur such dilution provided that the amount of restricted stock units being issued were reasonable in amount and being issued at fair market value. The number of restricted stock units granted at any time depends on our stock price with the total value of any grant targeted at median for executives with similar responsibilities within our peer group. Our restricted stock units are issued at fair market value on the date of grant and vest over three years.
The 2015 Plan enables the Compensation Committee to grant to key employees of the Company, including executive officers and other corporate and division employees, a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards, and performance-based awards. For purposes of the upcoming annual awards to be granted in May 2023, the Compensation Committee intends to grant to our senior management a mix of time-based restricted stock units and performance-based cash awards and grant time-based restricted stock units to all other participants.
Our 2015 Plan was initially approved by our stockholders at the 2015 Annual Meeting, and subsequently amended in 2016, 2017, 2019, 2021, and 2022. The maximum number of shares of common stock authorized for issuance under the 2015 Plan is currently set at 15,300,000 shares. Approval of the proposed second amendment and restatement of the 2015 Plan is needed to replenish the pool of shares available for the grant of stock-based compensation. As of December 31, 2022, approximately 1,800,000 shares of our common stock remained available for grants under the 2015 Plan, which (assuming a grant price of $4.25 per share) is fewer than the number of shares of common stock that our Compensation Committee believes will be needed to make the planned long-term incentive grants in May 2023 in order to maintain target level executive, management, and key employee compensation at the median of our peer group.
On April 3, 2023, our Compensation Committee recommended and our Board of Directors authorized, subject to stockholder approval, a second amendment and restatement of the 2015 Plan to increase the number of shares available for issuance under the 2015 Plan by 1,200,000 shares and to incorporate each of the amendment made in 2021 and 2022. If approved by the stockholders, the request to increase the number of shares for future issuance under the 2015 Plan will contribute to an additional potential dilution of approximately 1.4%. This additional potential dilution was calculated by dividing the requested increase of 1,200,000 shares to the shares reserve by the sum of (i) the total number of shares available for issuance under the 2015 Plan prior to its amendment and restatement, (ii) all unvested shares and unexercised stock options previously awarded and outstanding under the 2015 Plan and any prior plan, and (iii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
In considering this proposal, the stockholders should also be aware that the average number of shares granted under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding as of March 27, 2023, is approximately 2.6% (unadjusted and excluding forfeitures). Given market volatility and challenging industry conditions, it is difficult to estimate how many years of grants will be provided by the shares remaining in the event of approval of the second amendment and restatement of the 2015 Plan. We believe that the requested allocation is critical over the next 24 months to

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ensuring our ability to attract and retain key talent and to provide our senior management with competitive reward opportunities that are aligned with our stockholders’ interests.
Summary of Sound Governance Features of the 2015 Plan
The Board of Directors and Compensation Committee believe the 2015 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

✓	No "evergreen" provision. The number of shares of our common stock available for issuance under the 2015 Plan is fixed and will not adjust based upon the number of shares outstanding.
✓
Discounted stock options and stock appreciation rights are prohibited. The 2015 Plan prohibits granting stock options with exercise prices and stock appreciation rights with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

✓
No repricing or exchange of stock options or stock appreciation rights without stockholder approval. The 2015 Plan prohibits the repricing of outstanding stock options or stock appreciation rights, or the cancellation of outstanding stock options or stock appreciation rights for cash or awards with an exercise price less than the canceled award.

✓
Minimum Vesting for Awards to Employees. The 2015 Plan provides that awards are generally subject to a minimum one-year vesting requirement, with a limited exception applicable to no more than five percent of the shares available for awards under the 2015 Plan.

✓	No payment of dividends on unvested awards. The 2015 Plan prohibits the payment of dividends on unvested awards.
As an added measure to help mitigate the dilutive effect of the 2015 Plan, since 2019, when our stockholders approved the first an amendment and restatement of our 2015 plan, we have repurchased approximately 7.8 million shares on the open market, and also acquired a total of 3,138,071 shares from employees, reflecting shares surrendered in lieu of taxes under vesting of restricted stock awards and shares forfeited due to employee resignations and terminations. These actions have been very effective in limiting dilution to our stockholders over the past two years. The Common Shares outstanding at the 2023 Record Date is 86,327,090 reflecting a 7% decrease to the 92,353,104 shares that were outstanding at the 2022 Record Date.
Summary of Proposed Changes
If approved by our stockholders, the 2015 Plan will be amended and restated as set forth in the Second Amended and Restated Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, effective May 18, 2023 (the “Second Amendment and Restatement”), a copy of which is attached hereto as Appendix A. The Second Amendment and Restatement increases the number of shares of our common stock available for awards under the 2015 Plan by 1,200,000 to a total of 16,500,000 shares, with approximately 3,000,000 available for future awards and incorporates amendments made in 2021 and 2022.
Summary of the 2015 Plan
The following description of the 2015 Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to the full text of the Second Amendment and Restatement, a copy of which is attached as Appendix A to this Proxy Statement and filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on May 23, 2019, and the Amendment, a copy of which is attached as Appendix A to this Proxy Statement, which should each be read in conjunction with the following summary.
Purpose
The purpose of the 2015 Plan is to assist the Company in attracting, retaining and motivating designated employees of the Company and its subsidiaries, and to increase their interest in the success of the Company in order to promote the creation of long-term value for our stockholders by closely aligning the interests of such employees with those of our stockholders.
Administration
The 2015 Plan is administered by the Compensation Committee, all of whose members are “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Exchange Act and “independent directors” under the corporate governance rules of the NYSE. Members of the Compensation Committee are not eligible to receive awards under the 2015 Plan. The Compensation Committee has complete authority, subject to the express provisions of the 2015 Plan, to, among other things, (i) approve granting awards to our employees and the employees of our subsidiaries, (ii) determine the number of shares subject to awards to be granted to employees, (iii) set the terms and conditions of the awards, (iv) grant waivers of conditions and remove or adjust any restrictions and conditions upon the awards or otherwise amend or terminate an

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outstanding award, subject, in certain circumstances, to the award holder’s consent, (v) interpret and administer the 2015 Plan, (vi) adopt, amend, modify or rescind rules, regulations, procedures and forms related to the 2015 Plan, (vii) interpret, administer, correct any defect, supply any omission or reconcile any inconsistency in the 2015 Plan or any award agreement or related instrument or agreement thereunder, (viii) determine whether an award has been earned, (ix) authorize any person to execute, on behalf of the Company, any agreement or document required to carry out the purposes of the 2015 Plan, and (x) make all other determinations, deemed necessary or desirable for the administration of the 2015 Plan.
Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated, subject to the provisions of the 2015 Plan and to the extent permitted by applicable law, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company, subject to terms that the Compensation Committee shall determine in any delegating resolutions.
The Compensation Committee will maintain ultimate responsibility for, and control of the operation of the 2015 Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the 2015 Plan to verify that it has been operated and awards have been documented and maintained by our officers in accordance with the directions of the Compensation Committee.
Eligibility
Only our employees and the employees of our subsidiaries are eligible to participate in the 2015 Plan. Non-employee directors and consultants are not eligible to receive awards under the 2015 Plan. In selecting participants in the 2015 Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and supervisor recommendations, for both existing and future employees as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by an agreement in a form (which may be written or electronic) approved by the Compensation Committee. Although we cannot predict the number of future award recipients, we estimate that there will be approximately 175 to 225 employees of our Company (including employees of our subsidiaries) who will be eligible to receive awards under the 2015 Plan.
Shares Available for Awards
Subject to certain adjustments set forth in the 2015 Plan, the maximum number of shares of common stock that may be issued or awarded under the 2015 Plan will be increased by 1,200,000 shares for a total of 16,500,000, if the Second Amendment and Restatement is approved by the stockholders. As of March 25, 2022, grants totaling approximately 4,300,000 unvested time-based restricted stock units were outstanding under the 2015 Plan.
For purposes of implementing the limitation on the maximum number of shares of common stock that may be covered by awards granted under the 2015 Plan, the following shares are considered to have been issued under the 2015 Plan, and may not again be available for grant of an award pursuant to the 2015 Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right; (ii) shares withheld or tendered to the Company in satisfaction of the grant or exercise price or tax withholding requirements pursuant to a stock option or stock appreciation right; or (iii) shares repurchased on the open market with the proceeds of the stock option exercise price. All shares subject to a stock appreciation right, to the extent exercised, are considered issued regardless of the actual number of shares issued to the participant. In addition, shares subject to awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination of the Company or any of our subsidiaries do not reduce the number of shares available for issuance under the 2015 Plan. Shares issued under the 2015 Plan may be either authorized and unissued shares or treasury shares.
To the extent shares cease to be issuable under an award made under the 2015 Plan, other than because of the exercise of the award or the vesting of a restricted stock award or similar award, such shares would become available under the 2015 Plan for the grant of additional awards in the same amount as they were counted against the limit on the date of grant.
Amendment and Termination
Except with respect to awards then outstanding, if not sooner terminated, the 2015 Plan will terminate on, and no further awards may be made, after May 19, 2032. The Board of Directors may at any time suspend, amend or terminate the 2015 Plan. Stockholder approval is required, however, to increase the number of shares of common stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (i) for the 2015 Plan to continue to qualify under Section 422 of the Internal Revenue Code; or (ii) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company. The 2015 Plan authorizes the Compensation Committee to include in awards provisions that permit the acceleration of vesting under certain circumstances.

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Repricing
Except in connection with a corporate transaction (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.
Delivery and Execution of Electronic Documents
To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the 2015 Plan or any award thereunder (including prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit participants to electronically execute applicable plan documents (including award agreements and any required notices under the 2015 Plan) in a manner prescribed by our Compensation Committee.
Types and Maximum Number of Awards
Awards under the 2015 Plan may be in the form of stock options (which may be incentive stock options or non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The 2015 Plan imposes individual limitations on the number of shares that may be covered by awards. The maximum number of shares that may be granted in the form of stock options and stock appreciation rights under the 2015 Plan to any one participant in any calendar year is 1,000,000 shares.
Stock Options
Stock options granted under the 2015 Plan may be either incentive stock options or non-qualified stock options. The exercise price of each stock option must be at least equal to the fair market value of the common stock on the date the stock option is granted. The determination of fair market value of the common stock is based on the closing price for our common stock on the principal exchange or over-the-counter market on which such shares are trading. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.
Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to us, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of common stock owned by the holder of the option, by cashless exercise, or by a combination thereof.
Except as otherwise disclosed below or determined by the Compensation Committee either at the time of grant or thereafter, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in our employ. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by us of any reason for the optionee’s termination for cause and will not be exercisable thereafter.
An employee may receive incentive stock options covering shares of common stock of any value, provided that the value of all such option shares subject to one or more incentive stock options that are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000). In addition, in the case of incentive stock options granted to employees owning more than 10% of the total combined voting power of the Company and its affiliates, the exercise price at which such option shares may be purchased upon the exercise of such incentive stock options shall be equal to 110% of the fair market value per share of common stock at the time of grant, and such incentive stock option may not be exercised later than five years after the date of grant.

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We have not issued options to any employees, including any of our NEOs, since 2016. As of March 27, 2023, we have options outstanding under the 2015 Plan to purchase an aggregate of 1,037,774 shares, which have ten-year terms. The exercise prices of the options range from $4.32 to $9.00 per share. Of the remaining options outstanding under the 2015 Plan, none will expire in 2023. The closing price of our common stock on March 27, 2023, as reported by the NYSE, was $3.88 per share.
Restricted Stock
The Compensation Committee may grant to any participant common stock, which we refer to as restricted stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of restricted stock. Each participant who is awarded restricted stock will be required to enter into an agreement with us, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the 2015 Plan as the Compensation Committee determines appropriate. Generally, the restrictions on restricted stock will lapse over a period of time, which we refer to as the restriction period, as specified by the Compensation Committee and set forth in the award agreement. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting and to otherwise waive or adjust restrictions applicable to awards of restricted stock.
The Compensation Committee will determine the manner in which the restricted stock granted under the 2015 Plan will be evidenced. If certificates representing restricted stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock, that we retain physical possession of the certificates, and that the participant deliver a stock power to us, endorsed in blank, relating to the restricted stock. Any uncertificated shares of restricted stock will be held at the Company’s transfer agent in book-entry form or held for the benefit of the participant by a broker engaged by the Company to provide such services for the 2015 Plan.
Unless otherwise set forth in the award agreement, a participant holding restricted stock shall be entitled to the right to vote and to receive (i) any regular cash distributions declared and paid with respect to shares subject to an award of restricted stock, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to a restricted stock award; provided however, that any such dividends or distributions shall be subject to the same restrictions and forfeiture conditions to the same extent as the restricted stock with respect to which such shares or other securities have been distributed. In the case of restricted stock, such dividends and distributions shall be withheld by us and shall vest and be paid only if and to the extent, and at the time, the underlying shares of restricted stock shall vest. To the extent dividends or distributions are withheld with respect to shares of restricted stock that are forfeited, the dividends and distributions shall also be forfeited.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Restricted Stock Units
The Compensation Committee may make awards of restricted stock units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted restricted stock units shall not have any of the rights of a stockholder with respect to the shares subject to the award of restricted stock units, including any right to vote or to receive other distributions on the shares, until the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.
At the time of grant of each award of restricted stock units, the Compensation Committee will determine the restriction period that will apply to the award and will specify the maturity date applicable to each grant of restricted stock units. During the restriction period, restricted stock units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the restriction period, the restricted stock units subject to the restriction period will become null and void, and the participant will forfeit all rights with respect to the award.
Subject to the terms of the 2015 Plan and award agreement, on the maturity date, we will deliver to the participant one share of common stock for each restricted stock unit scheduled to be issued on that date and not previously forfeited.
If the award agreement so provides, a participant holding restricted stock units shall be entitled to receive, but only if, to the extent, and at the time that the restricted stock units vest and are settled, (i) any regular cash distributions declared and paid with respect to shares subject to a restricted stock unit, and (ii) any shares distributed in connection with a stock split or stock

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dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to an award of restricted stock. In the case of restricted stock units, any such dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the restricted stock units shall vest. Dividends or distributions relating to any forfeited restricted stock units shall also be forfeited.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock units that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Stock Appreciation Rights
The Compensation Committee may make awards of stock appreciation rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A stock appreciation right confers on the participant the right to receive in shares of common stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price for the stock appreciation right, with respect to every share for which the stock appreciation right is granted. We refer to this value as the SAR settlement value. At the time of grant, the stock appreciation right must be designated by the Compensation Committee as either a tandem stock appreciation right or a stand-alone stock appreciation right. If not so designated, it will be deemed to be a stand-alone stock appreciation right. A tandem stock appreciation right is a stock appreciation right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem stock appreciation right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem stock appreciation right for a like number of shares. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, tandem stock appreciation rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, stand-alone stock appreciation rights will be subject to the same terms and conditions generally applicable to non-qualified stock options as set forth in the 2015 Plan.
The exercise price of each stock appreciation right will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date of grant. The term of each stock appreciation right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. The Compensation Committee also determines the circumstances under which a stock appreciation right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each stock appreciation right may be exercised in whole or in part (but not as to fractional shares) by delivering an executed notice of exercise (which maybe in electronic format) to us. The Compensation Committee may provide for stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the stock appreciation right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR settlement value for each share as to which the stock appreciation right has been exercised. We will pay the SAR settlement value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the stock appreciation rights that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Other Stock-Based Awards
The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the 2015 Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (i) involve the transfer of restricted or unrestricted shares of common stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based or service-based vesting requirements, (iii) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of common stock that is specified in the award agreement. In the case of other stock-based awards, if the award agreement provides participants with dividend rights, any dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the other stock-based awards shall vest. Dividends or distributions relating to any forfeited other stock-based awards shall also be forfeited.
Performance-Based Awards
The Compensation Committee may make an award pursuant to the 2015 Plan conditioned upon the attainment of performance goals relating to one or more business criteria. The Compensation Committee will set forth the performance

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criteria based upon our business and financial objectives during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.
The performance criteria, including the level or levels of performance targeted, are determined by the Compensation Committee and relate to one or more of the following performance measures:
•revenues or net sales;
•earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis;
•return on equity, investment, capital or assets;
•margins;
•one or more operating ratios;
•borrowing levels, leverage ratios or credit ratings;
•market share;
•capital expenditures;
•cash flow;
•stock price, growth in stockholder value or total stockholder return;
•budget and expense management;
•working capital turnover and targets;
•sales of particular products or services, market penetration, geographic expansion or new concept development;
•customer acquisition, expansion and retention;
•acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like;
•reorganizations, recapitalizations, restructurings and financings (debt or equity);
•transactions that would constitute a “change in control”;
•any other measure or criteria determined by the Compensation Committee; or
•any combination of the foregoing.
Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any performance criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the award. During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations that are set forth in the 2015 Plan.
Adjustments Upon Certain Events
In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in our common stock without receipt or payment of consideration, affects the common stock, then the Compensation Committee will adjust, as it deems to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made available under the 2015 Plan, any or all of (i) the number and kind of shares of common stock, or other securities, with respect to which an award may be granted under the 2015 Plan; (ii) the number and kind of shares of common stock subject to outstanding awards; (iii) the grant, exercise or other purchase price per share under any outstanding awards; and (iv) the terms and conditions of any outstanding awards. No such adjustments may change the value of the benefits available under a previously granted award (i) if the effect would be to increase the value of the benefits available under such award, without the approval of the stockholders if such is required by the 2015 Plan or applicable laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such awards, without the participant’s consent to that adjustment.

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If a change in control occurs, unless otherwise provided in the award agreement or other employment, severance or change in control agreement approved by the Compensation Committee to which the participant is a party, in which case such agreement shall control, the outstanding awards under the 2015 Plan must be assumed or replaced by the successor entity in connection with the change in control. If the outstanding awards are assumed or replaced, then the vesting schedule will remain the same, subject to full acceleration if the employee’s employment after the change in control is terminated by the successor entity without “cause” or by the employee for “good reason” within 24 months from consummation of the change in control. However, if the outstanding awards under the 2015 Plan are not assumed or replaced by the successor entity in the change in control, then the Compensation Committee has the discretion to either partially or wholly accelerate the vesting of the awards or cancel the awards in exchange for a cash payment to the employee equal to the then fair market value of the award, less any purchase or exercise price, except that for performance-based awards the Compensation Committee only has discretion to accelerate vesting to the extent the performance criteria are actually achieved, and if achievement is not determinable, then at target.
The 2015 Plan contains a provision that limits total benefits payable in connection with a change in control as necessary to mitigate the adverse impact of the golden parachute excise tax under Section 4999 of the Internal Revenue Code on participants.
A change in control in the 2015 Plan is defined to include any of the following:
•any election of directors takes place and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors or its nominating committee immediately preceding such election;
•the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than 12 months following the closing of such transaction;
•one or more occurrences or events as a result of which any “person” becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of our then outstanding securities; or
•a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests of all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than 12 months following the closing of such transaction.
Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Internal Revenue Code and payable upon a change in control, the term “change in control” shall mean any such event described above but only if it also constitutes a “change in control event” within the meaning of the applicable Treasury Regulations promulgated under Section 409A.
For purposes of the above change in control discussion, and pursuant to the 2015 Plan, the terms:
•“Cause" generally means any of the following: (i) the employee’s conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for, an act on the employee’s part constituting a felony, dishonesty, willful misconduct or material neglect by the employee of his or her employment obligations to the Company that results in material injury to the Company; (ii) appropriation (or an overt act attempting to appropriate) of a material business opportunity of the Company by the employee; (iii) theft, embezzlement or other similar misappropriation of funds or property of the Company by the employee; or (iv) the failure of the employee to follow the reasonable and lawful written instructions or policy of the Company with respect to the services to be rendered and the manner of rendering such services by the employee, provided the employee has been given reasonable and specific written notice of such failure and opportunity to cure and no cure has been effected or initiated within a reasonable period of time, but not less than 90 days, after such notice.
•“Good reason” generally means any of the following: (i) the Company (or its successor) adversely changes the employee’s title or changes in any material respect the responsibilities, authority or status of the employee without prior notice and acceptance; (ii) the substantial or material failure of the Company (or its successor) to comply with its obligations under the 2015 Plan or any other agreement that may be in effect that is not remedied within a reasonable time after specific written notice thereof by the employee to the Company; (iii) the diminution of the

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employee’s base salary; and (iv) requiring the employee to relocate more than 50 miles from his or her location of employment immediately prior to the change in control. However, “good reason” shall only exist in the prior (i) through (iv) if the employee has given reasonable and specific written notice to the Chief Executive Officer of such failure, the Company has been given a reasonable opportunity to cure, and no cure has been effected or initiated within a reasonable time after such notice.
Transferability
Except as otherwise provided in the 2015 Plan, no award and no right under the 2015 Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime, an award requiring exercise may be exercised only by such participant (or in the event of a disability, on behalf of such participant). Awards, other than incentive stock options and stock appreciation rights granted in tandem therewith, may be transferred to one or more transferees during the lifetime of the participant, and may be exercised by such transferee, only if and to the extent the transfers are permitted by the Compensation Committee in its sole discretion. Any attempted transfer of an award in violation of the 2015 Plan is prohibited and will be ineffective.
Amended Plan Benefits
The actual amount of awards to be granted under the 2015 Plan is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. In addition, the specific performance criteria and targets are selected each year by the Compensation Committee. There were 792,077 stock options previously granted under the 2015 Plan that were outstanding on December 31, 2022, including 431,107 for Mr. Howes, 69,896 for Mr. Lanigan, 115,535 for Mr. Piontek, 28,043 for other current executive officers and 147,496 for all other current employees.
Registration of Securities
The Company intends to file a registration on Form S-8 to register the additional shares requested pursuant to the Second Amendment and Restatement in May of 2023.
Summary of Federal Income Tax Consequences
The following summary is intended as a general guide to U.S. federal income tax consequences under current law for certain awards under the 2015 Plan, and does not attempt to describe all possible federal or other tax consequences of participation in the 2015 Plan or tax consequences based on particular circumstances.
Tax Consequences to Participants
Incentive Stock Options
Stock options granted under the 2015 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are non-qualified stock options and are not eligible for the tax benefits applicable to incentive stock options.
An optionee recognizes no gross income for federal income tax purposes (“taxable income”) upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in our employ at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled), unless the alternative minimum tax rules apply. Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the option shares at the exercise date over the exercise price may be treated as an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax.
Gain recognized upon a disposition of the option shares generally will be treated as long-term capital gain as long as the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. Unless both of these conditions are satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the option shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares are held more than 12 months; however, if the shares are disposed of for less than their fair market value on the exercise date, the amount treated as ordinary income is generally limited to the excess, if any, of the amount realized on disposition over the optionee's adjusted basis in such shares. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of common stock that were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee did not satisfy certain holding periods.

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Shares of common stock acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option, plus any amount the participant is required to include as ordinary income from a disqualifying disposition of stock. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of common stock.
Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of non-qualified stock options.
Non-Qualified Stock Options
An optionee recognizes no taxable income upon the grant of a non-qualified stock option. In general, upon the exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the exercise date over the exercise price.
Shares of common stock acquired upon the exercise of a non-qualified stock option by the payment of cash will have a basis equal to the exercise price of the stock option plus the amount of ordinary income recognized by the optionee upon exercise. Different rules apply if an optionee exercises a non-qualified stock option by surrendering previously owned shares of common stock.
The optionee will be subject to income tax withholding at the time the optionee recognizes ordinary income (i.e., the exercise date). Generally, we will be entitled to a tax deduction at the same time the optionee recognizes income and in the same amount.
Restricted Stock
The tax consequences of a grant of restricted stock depend upon whether or not the participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.
If no timely election is made under Section 83(b), the participant will not recognize taxable income at the time of the grant of the restricted stock. Instead, if the restrictions on the restricted stock lapse, the participant will recognize compensation taxable as ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the underlying stock as of the same date, less the purchase price, if any, paid by the participant.
If an election is made under Section 83(b) within 30 days after the grant of the restricted stock, the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the fair market value of the underlying stock (determined without regard to any of the restrictions) on the date of the grant, less the purchase price, if any, paid by the participant. The participant will not recognize further ordinary income when and if the restrictions on the restricted stock later lapse. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.
Restricted stock granted under the 2015 Plan may or may not include rights to dividends payable on the underlying shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of their receipt.
The participant will be subject to income tax withholding at the time when ordinary income (including any dividends taxed as ordinary income, other than dividends on restricted stock with respect to which an election was made under Section 83(b)) is recognized. Subject to the restrictions under Section 162(m) of the Internal Revenue Code, discussed below, generally we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount (excluding any dividends on restricted stock with respect to which an election was made under Section 83(b)).
Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. In the case of restricted stock, the holding period begins when the restrictions lapse if the participant did not make an election under Section 83(b) or, if the participant did make such an election, on the date of the grant of restricted stock.
Restricted Stock Units
A participant will not recognize taxable income upon the grant of a restricted stock unit. Instead, if the restrictions under the restricted stock unit lapse, the participant will recognize compensation taxable as ordinary income on the date the underlying shares of stock are issued in settlement of the vested award, and the amount of such ordinary income will be equal to the fair market value of the underlying shares as of the same date.

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The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally the Company will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period for shares from restricted stock units begins upon receipt of the shares after the restrictions on the restricted stock units have lapsed.
Stock Appreciation Rights
A participant does not recognize taxable income upon the grant of a stock appreciation right. When a stock appreciation right is exercised, in general, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.
Any shares of common stock acquired upon the exercise of a stock appreciation right will have a basis equal to the amount of ordinary income recognized by the optionee upon exercise.
The participant will be subject to income tax withholding at the time when ordinary income is recognized. Generally, we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Other Stock-Based Awards
The timing of taxable income to a participant who is granted other stock-based awards depends on the individual award and whether any restrictions or conditions are placed upon the award when granted.
The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally the Company will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Performance-Based Awards
A participant will not recognize taxable income upon the grant of a performance-based award. Rather, taxation will be postponed until the performance-based award becomes payable, generally upon the participant’s attainment of performance criteria. At that time, the participant will recognize compensation taxable as ordinary income in an amount equal to the value of the amount payable.
The participant will be subject to income tax withholding when ordinary income is recognized and, generally, subject to Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and in the amount of the income recognized.
Withholding
A participant will be required to pay to us, or make arrangements satisfactory to us, to satisfy all federal, state and other withholding tax requirements related to awards under the 2015 Plan. We may permit or require a participant to satisfy the tax withholding obligation by paying cash, by withholding an amount from the participant’s cash compensation, by withholding shares from shares of common stock issued or that vest under the award, or by any other method deemed appropriate by the Compensation Committee. The use of our shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined.
Section 409A
Section 409A of the Internal Revenue Code governs the taxation of certain types of compensation, including compensation from certain awards authorized under the 2015 Plan. Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to a participant in the 2015 Plan, including the accelerated recognition and taxation of noncompliant compensation, the imposition of an additional 20 percent tax payable by the participant on such noncompliant compensation, and the imposition of interest on those taxes. The Compensation Committee and Board of Directors have taken steps intended to help ensure compliance with Section 409A and the regulations thereunder.
Minimum Vesting for Awards to Employees; Acceleration of Awards Upon Death or Disability
Except as otherwise provided in the 2015 Plan or an award agreement in connection with a change in control or a participant’s death or disability, (i) no performance-based vesting condition shall be based on performance over a period of less than one year, and (ii) no service-based vesting condition shall lapse more quickly than one year from the date of grant of the award. The 2015 Plan provides for a limited exception to this minimum vesting requirement applicable to no more than five percent of the shares available for awards under the 2015 Plan. The 2015 Plan also provides for an exception to this

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minimum vesting requirement in the event of death or disability, and further, provides for the accelerated vesting of awards in the event of a participant’s death or disability.

Tax Consequences to the Company
Prior to 2018, Section 162(m) of the Internal Revenue Code generally limited the annual tax deduction to $1.0 million for compensation paid by a publicly-held company to its Chief Executive Officer and each of its three other most highly compensated named executive officers other than the Chief Financial Officer, unless certain performance-based compensation requirements are met. Under the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), effective for our taxable year beginning January 1, 2018, the exception under Section 162(m) for performance-based compensation will no longer be available, subject to transition relief for certain grandfathered arrangements in effect as of November 2, 2017. In addition, the “covered employees” subject to Section 162(m) limitations were expanded by the 2017 Tax Act to include our Chief Financial Officer, and once one of our named executive officers is considered a covered employee, the named executive officer will remain a covered employee so long as he or she receives compensation from us. To the extent practicable, we intend to preserve future deductions related to existing compensation arrangements that are eligible for transition relief under the 2017 Tax Act, but we reserve the right to use our judgment to authorize compensation payments that are not deductible under Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders.
In addition, generally, if any award is granted under the 2015 Plan or modified in connection with a change in control, or if the vesting or payment of an award under the 2015 Plan is accelerated, directly or indirectly, by a change in control, all or a portion of the compensation from that award may be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which would cause that compensation to be non-deductible by us.
Interests of Certain Persons in the Proposal
To the extent our executive officers may in the future receive awards under the 2015 Plan, they may be deemed to have an interest in the 2015 Plan.
The Board of Directors unanimously recommends that you vote “FOR” Approval of the Company’s Second Amended and Restated 2015 Employee Equity Incentive Plan

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PROPOSAL NO. 6
APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2014 NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN
Amendment and Restatement of the Plan
We are asking our stockholders to approve an Amendment and Restatement of the Newpark Resources, Inc. 2014 Non-Employee Directors’ Restricted Stock Plan, as amended effective May 20, 2021 and May 19, 2022 (the “2014 Director Plan”) to increase the number of shares that may be issued thereunder from 1,400,000 to 2,000,000 shares and to incorporate amendments made in 2021 and 2022.
Reasons for the Amendment to Increase Shares and Relevant Considerations
The Board of Directors believes that receiving restricted stock under the 2014 Director Plan links the personal interests of our non-employee directors to the interests of our stockholders by providing such directors with an incentive to make significant and extraordinary contributions to the long-term performance and growth of our Company.
The maximum number of shares of common stock currently authorized for issuance under the 2014 Director Plan is set at 1,400,000 shares. Approval of the proposed amendment and restatement of the 2014 Director Plan is needed to replenish the pool of shares available for the grant of restricted shares. As of December 31, 2022, approximately 86,000 shares of our common stock remained available for grants under the 2014 Director Plan, which (assuming a grant price of $4.25 per share) is fewer than the number of shares of common stock that our Compensation Committee believes will be needed to make the planned long-term incentive grants to our non-employee directors in May 2022 in order to maintain target level director compensation at the median of our peer group.
On April 3, 2023, our Compensation Committee recommended and our Board of Directors authorized, subject to stockholder approval, an amendment and restatement of the 2014 Director Plan to increase the number of shares available for issuance under the 2014 Director Plan by 600,000 shares and to incorporate the amendment made in 2021 and 2022. If approved by the stockholders, the request to increase the number of shares for future issuance under the 2014 Director Plan will contribute to an additional potential dilution of approximately 1%. This additional potential dilution was calculated by dividing the requested increase of 600,000 shares to the share reserve by the sum of (i) the total number of shares available for issuance under the 2014 Director Plan prior to its amendment and restatement, (ii) all unvested shares previously awarded and outstanding under the 2014 Director Plan and any prior plan, and (iii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
In considering this proposal, the stockholders should also be aware that the average number of shares granted under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding as of March 27, 2023, is approximately 2.6% (unadjusted and excluding forfeitures). Given market volatility and challenging industry conditions, it is difficult to estimate how many years of grants will be provided by the shares remaining in the event of approval of the amendment and restatement of the 2014 Director Plan. We believe that the requested allocation is critical over the next 24 months to ensuring our ability to attract and retain key talent on our Board of Directors and to provide competitive reward opportunities that are aligned with our stockholders’ interests.
The 2014 Director Plan was adopted by the Compensation Committee of the Board of Directors on April 10, 2014, subject to approval by the stockholders at the 2014 Annual Meeting, and was further amended effective May 20, 2021 and May 19, 2022.
Summary of Proposed Changes
If approved by our stockholders, the 2014 Director Plan will be amended and restated as set forth in the Newpark Resources, Inc. Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan, effective May 18, 2023 (the “Amendment and Restatement”), a copy of which is attached as Appendix B to this Proxy Statement. The Amendment and Restatement increases the number of shares of our common stock available for awards under the 2014 Director Plan by 600,000 to a total of 2,00,000 shares, with approximately 686,000 shares of our common stock available for future awards and incorporates amendments made in 2021 and 2022.
Principal Features of the 2014 Director Plan
The following summary of the principal features of the 2014 Director Plan is qualified in its entirety by reference to the complete text of the Amendment and Restatement, a copy of which is attached hereto as Appendix B to this Proxy Statement, which should each be read in conjunction with the following summary.

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Administration
The 2014 Director Plan will be administered by our Board of Directors or a duly authorized committee of our Board of Directors. The Board of Directors or its committee has complete authority, subject to the express provisions of the 2014 Director Plan: to approve awards of restricted shares to non-employee directors; to determine the number of restricted shares to be granted; to determine the time or times which restricted shares will be granted and become vested; to remove or adjust any restrictions and conditions upon the awards; to specify, at the time of grant, provisions relating to the vesting of restricted shares and to accelerate or otherwise modify the vesting of restricted shares; to interpret the 2014 Director Plan and any instrument or agreement related thereto; and to adopt such rules and regulations and to make all other determinations that it deems necessary or desirable for the administration of the 2014 Director Plan. Unless otherwise expressly provided, all designations, determinations, interpretations, and other decisions under or with respect to the 2014 Director Plan or any restricted shares shall be within the sole discretion of the Board of Directors or its committee, may be made at any time and shall be final, conclusive, and binding upon all persons.
Eligibility
Each member of the Board of Directors who is not an employee or executive officer of the Company or any of its subsidiaries will be eligible to receive shares under the 2014 Director Plan, currently eight individuals.
Grants
Each non-employee director will receive restricted shares based on a pre-determined dollar amount on the date of each annual meeting of stockholders at which such non-employee director is elected commencing with the 2014 Annual Meeting of Stockholders. If no annual meeting of stockholders (or stockholder action in lieu thereof by which the Board of Directors is elected) occurs in any calendar year, and the non-employee director continues in office as a non-employee director at the end of such calendar year, then the non-employee director automatically shall be granted, on the last business day of such calendar year, restricted shares based on a pre-determined dollar amount subject to the terms and conditions of the 2014 Director Plan. However, a non-employee director shall not receive a grant of restricted shares pursuant to the 2014 Director Plan if he or she received a grant upon his or her initial election as a director within six months before the date on which that non-employee director would have otherwise become entitled to receive an automatic grant thereafter. The pre-determined dollar amount for determining the numbers of restricted shares granted is subject to change by the Board of Directors or its committee but is initially set at $125,000 for each non-employee director, except for the Board Chair who will receive an annual grant of restricted shares equal to $145,000.
The periodic grant of restricted shares under the 2014 Director Plan is an award of nontransferable shares of common stock that remain forfeitable until vested. Subject to the discretion of the Board of Directors or its committee, a non-employee director who has served as a director of the Company for at least 60 consecutive months may retain all shares subject to an award upon the voluntary termination of service.
In addition to the automatic grants of restricted shares describe above, the Board of Directors or its committee has authority, subject to the express provisions of the 2014 Director Plan, to award restricted shares to one or more non-employee directors and to determine the number and vesting of such restricted shares.
Awards of stock options are not authorized and have not been granted under the 2014 Director Plan.
Shares Subject to the 2014 Director Plan
Subject to certain adjustments set forth in the 2014 Director Plan, the maximum number of shares of common stock that may be issued or awarded under the 2014 Director Plan will be increased by 600,000 shares for a total of 2,000,000 if the Amendment and Restatement is approved by stockholders. If the shares subject to an award are forfeited or the award terminates without delivery of the shares, the shares not received under that award are available for future grants. No non-employee director may be granted during any calendar year restricted shares having an aggregate fair market value, determined on the date of grant for the applicable award, in excess of $500,000.
Price Paid for Restricted Shares
Each award of restricted shares made to a non-employee director under the 2014 Director Plan will be granted for no consideration other than the provision of services (or a minimum payment if required under applicable law) or for other consideration as the Board of Directors or the committee may determine.
Vesting of Restricted Shares

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Each restricted share granted to a non-employee director vests in full on the earlier of (i) the day prior to the annual meeting of stockholders next following the date of grant or (ii) the one-year anniversary of its date of grant; provided the non-employee director continues to serve as a director through such applicable date.
Voting of Restricted Shares
All voting rights appurtenant to the restricted shares will be exercisable by the non-employee director, unless provided otherwise in the applicable award agreement.
Dividends on Restricted Shares
Unless otherwise set forth in the applicable award agreement, a non-employee director holding restricted shares will be entitled to receive cash distributions and stock dividends on such restricted shares; provided that, any such dividends or distributions will be subject to the same restrictions and forfeiture conditions to the same extent as the underlying restricted shares with respect to which such dividends and distributions have been distributed. To the extent dividends or distributions are withheld with respect to restricted shares that are forfeited, the dividends and distributions will also be forfeited.
Termination of Restrictions Relating to Restricted Shares
Unless otherwise determined by the Board of Directors or its committee, in its sole discretion, upon the voluntary termination of the directorship of a non-employee director who has served as our director for at least 60 consecutive months, the transfer and forfeiture restrictions shall terminate with respect to restricted shares held by that non-employee director, and the non-employee director may retain all restricted shares held by him or her, subject to any agreement with us governing the transfer of the restricted shares.
Restrictions on Transfer
If a restricted share has not vested, the non-employee director cannot sell, assign, exchange, transfer, pledge, hypothecate or otherwise dispose of that share and any interest therein during the applicable restriction period. Neither the right to receive restricted shares nor any interest under the 2014 Director Plan may be assigned by a non-employee director.
Acceleration of Awards; Change in Control; Death
Upon a change in control of the Company or in the event of a participant’s death, the vesting of all outstanding awards under the 2014 Director Plan will fully accelerate and all restricted shares will become vested. For this purpose, a change in control is defined to include certain changes in the majority of the Board, an acquisition by an individual of 30% or more of the combined voting power of the then outstanding securities, a merger, consolidation or sale of all or substantially all assets, or the approval of a plan of complete liquidation or dissolution.
Termination of or Changes in the Director Plan
The Board of Directors may at any time suspend, amend or terminate the 2014 Director Plan. Stockholder approval is only necessary when required by federal or state law or regulation or the rules of any stock exchange or notional quotation system on which the common stock is then listed. If the Amendment is approved by stockholders, no restricted shares may be granted under the 2014 Director Plan after May 19, 2032, which is 10 years from the date of the stockholders’ approval of the Amendment.
Federal Income Tax Treatment of Awards under the 2014 Director Plan
The following discussion is a brief summary of federal income tax consequences relating to the awards under the 2014 Director Plan. This summary is not intended to be exhaustive and, among other considerations, is only provided for general information.
The tax consequences of a grant of restricted stock depend upon whether or not the participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.
If no timely election is made under Section 83(b), the participant will not recognize taxable income at the time of the grant of the restricted stock. Instead, if the restrictions on the restricted stock lapse, the participant will recognize compensation taxable as ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the underlying stock as of the same date, less the purchase price, if any, paid by the participant.
If an election is made under Section 83(b) within 30 days after the grant of the restricted stock, the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the fair market value of the underlying stock (determined without regard to any of the restrictions) on the date of the grant, less the purchase price, if any, paid by the participant. The participant will not recognize further ordinary income when and if the restrictions on the

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restricted stock later lapse. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.
Restricted stock granted under the 2014 Director Plan may or may not include rights to dividends payable on the underlying shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of their receipt.
The participant will be subject to income tax withholding at the time when ordinary income (including any dividends taxed as ordinary income, other than dividends on restricted stock with respect to which an election was made under Section 83(b)) is recognized. Generally we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount (excluding any dividends on restricted stock with respect to which an election was made under Section 83(b)).
Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. In the case of restricted stock, the holding period begins when the restrictions lapse if the participant did not make an election under Section 83(b) or, if the participant did make such an election, on the date of the grant of restricted stock.
Amended Plan Benefits
Each of the current non-employee directors have been granted the following numbers of restricted shares since the inception of the 2014 Director Plan: Rose Robeson, 135,745; Roderick A. Larson, 219,708; Michael A. Lewis, 70,795; Claudia M. Meer, 36,496; John C. Mingé, 135,745; and Donald W. Young, 36,496. No employees have ever been granted any awards under the 2014 Director Plan.
The following table sets forth the combined value of the restricted cash and restricted share awards that the Compensation Committee intends to grant to non-employee directors under the 2014 Director Plan during the fiscal year 2023, if the Amendment and Restatement is approved by our stockholders.

Name	Dollar Value	Number of Shares Covered by Awards (1)
Rose Robeson (anticipated Board Chair)	$145,000	-
Roderick A. Larson	$125,000	-
Michael A. Lewis	$125,000	-
Claudia M. Meer	$125,000	-
John C. Mingé	$125,000	-
Donald W. Young	$125,000	-
(1) The number of restricted shares will be determined based upon the fair market value of our common stock on the date of grant.
Registration of Securities
The Company intends to file a registration on Form S-8 to register the additional shares requested pursuant to the Amendment and Restatement in May of 2023.
The Board of Directors unanimously recommends that you vote “FOR” approval of the Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan.

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PROPOSAL NO. 7
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Amendment to the Plan
We are asking our stockholders to approve an amendment to the Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan (the "ESPP") which would increase the number of shares that may be issued thereunder from 2,000,000 shares to 3,500,000 shares.
Reasons for the Amendment to Increase Shares and Relevant Consideration
The Board believes that the ESPP is an important but underutilized part of our compensation mix. We believe that it is in the best interests of our stockholders to encourage broad-based stock ownership by our employees which provides an incentive to contribute to the success of our company. Employees' continuing economic interest, as stockholders, in our performance and success enhances the entrepreneurial spirit of the company, which greatly contributes to our long-term growth and profitability. Additionally, the ESPP is intended to benefit the Company as a tool for recruiting, retaining and rewarding high quality employees.
The ESPP provides a means for eligible employees of the company and its designated subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our common stock at a 15% discount to its fair market value. The ESPP uses the lower of the fair market value of our common stock on (i) the grant date for the offering period or (ii) the last trading day of the offering period. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code for employees subject to U.S. taxation; provided, the Company may establish one or more sub-plans of the ESPP which do not qualify as a Internal Revenue Code Section 423 employee stock purchase plan for employees of designated subsidiaries located and established in countries outside of the United States.
The number of shares of common stock reserved for issuance under the ESPP is currently set at 2,000,000 shares. As of March 27, 2023, approximately 197,000 shares of our common stock remained available for issuance under the ESPP. Approval of the proposed amendment of the ESPP will replenish the pool of shares available for issuance under the ESPP for offering periods on or after June 15, 2023, enable us continue to offer this important incentive and retention program to our employees and will encourage greater participation amongst eligible employees of the company and its subsidiaries, including our global employees who contribute to our success.
On April 3, 2023, our Board of Directors authorized, subject to stockholder approval, an amendment to the ESPP to increase the number of shares available for issuance under the ESPP by 1,500,000 shares. As of March 27, 2023, approximately 197,000 shares of common stock remained available for issuance under the ESPP. If approved by the stockholders, the request to increase the number of shares for future issuance under the ESPP will contribute to an additional potential dilution of approximately 1.7%. This additional potential dilution was calculated by dividing the requested increase to the share reserve of 1,500,000 by: (i) the total number of shares available for issuance under the ESPP prior to its amendment and (ii) the total number of shares of outstanding common stock of the Company as of March 27, 2023.
Summary of the Proposed Amendment to the ESPP

If approved by our stockholders, the ESPP, as amended by the proposed amendment, will be set forth in the amendment to the Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan (the "Amendment"). The full text of the Amendment is attached hereto as Appendix C. The amendment increases the number of shares of common stock authorized for issuance under the ESPP by 1,500,000 shares to a total of 3,500,000 shares.
Summary of the ESPP

The following summary of the principal provisions of the ESPP is set forth below and is qualified in its entirety by reference to the ESPP, the complete text of which is set forth in Appendix C-1 hereto, the Amendment, the complete text of which is set forth in Appendix C.

Administration. The ESPP is administered, at our expense, by an administrator, which is our Compensation Committee (or another committee appointed by the Board) comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and which is otherwise constituted to comply with applicable law, unless the Board otherwise assumes, or delegates, authority for administration of the ESPP. All questions of interpretation or application of the plan and any rights granted pursuant to the plan are determined by the administrator, whose decisions are final and binding upon all participants. The administrator of the plan has final authority to interpret any provision of the plan. The administrator also has the power to establish sub-plans of the ESPP for purposes of effectuating the

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participation of eligible employees employed by subsidiaries of the Company located and established in countries outside of the United States that are designated for participation in the ESPP.

Eligibility. All employees of the Company and certain subsidiaries designated from time to time by the Administrator are eligible to participate in the ESPP unless they are excluded as one of the following: (i) an employee who, immediately after rights under the Amended ESPP are granted, owns stock possessing 5% or more of the total combined voting power of all classes of stock; (ii) an employee whose customary employment is less than 20 hours per week; (iii) an employee whose customary employment is for five (5) months or less in any calendar year; (iv) an employee who has been employed by the Company or any designated subsidiary less than ninety days at the beginning of an offering period; and (v) if expressly designated by the Compensation Committee, employees who are highly compensated employees.
No employee may purchase more than $25,000 worth of the Company's common stock (determined based on the fair market value of the shares at the time such rights are granted) under all of the Company's employee stock purchase plans and any employee stock purchase plans of the Company's subsidiaries for each calendar year during which such rights are outstanding. Employees who choose not to participate or are not eligible to participate at the start of an offering period but who become eligible thereafter may enroll in any subsequent offering period. As of March 27, 2023, we and our subsidiaries had approximately 1,300 employees worldwide.

Shares Subject to the ESPP. If the Amendment is approved by stockholders, the aggregate number of shares of common stock available for sale under the plan will be increased by 1,500,000 shares for a total of 3,500,000 shares (subject to adjustment in the event of stock splits and certain other corporate events, as described below under “Adjustments”). Such shares may be authorized and unissued or reacquired shares or shares bought on the market for purposes of the ESPP. To the extent shares are set aside for purchase by employees at the beginning of an offering period but are not purchased by such employees, those shares will again be available for purchase under the ESPP. The ESPP is perpetual and can be terminated as described under “Amendment, Modification and Termination of the ESPP” below. Any shares that are not subject to purchase upon termination of the plan will cease to be subject to the plan. The ESPP had approximately 197,000 shares available for issuance as of March 27, 2023.
Purchase Rights and Offering Periods. Under the ESPP, each eligible employee is granted a nontransferable right to purchase shares of common stock at the end of each offering period. The ESPP generally provides for two six-month purchase periods each year beginning on June 15 and December 15. Unless and until the plan administrator changes the duration of the offering periods under the ESPP in accordance with the terms of the plan, each offering period will be a six-month period. Once the participant has enrolled in the plan, the payroll deductions will continue until he or she notifies the company otherwise. On the last trading day of each offering period, the participant’s purchase right will be deemed to have been exercised in full at which time he or she will purchase the number of shares subject to the purchase right for that offering period, subject to the limitations of the plan.
Enrollment in the ESPP. An eligible employee may enroll in the ESPP for any offering period by completing the online enrollment process through the Company's designated broker prior to the enrollment date for the offering period with respect to which his or her participation is to commence. In general, the first day of an offering period will be June 15 or December 15. The payroll deduction authorization will remain in effect for successive offering periods unless it is revised or revoked by the participant or the participant becomes ineligible to participate in the plan.

Participant Contributions. A participant may contribute through payroll deductions not less than 1% nor more than 10% of his or her eligible compensation per pay period (subject to applicable restrictions). For this purpose, eligible compensation means cash compensation a participant receives for services rendered to the Company, including, among other things, commissions and payments for overtime. We will take such deductions from the participant’s paycheck each pay period during the offering period. Participants may not reduce or increase payroll deductions during an offering period with respect to that offering period, except in the event of a withdrawal from the plan. The participant will not receive any interest on the amounts of his or her compensation that we accumulate for the purchase of shares under the plan. We may use all funds held by the company under the plan for any corporate purpose.

Purchase Price of the Common Stock. Under the ESPP, the purchase price will be 85% of the fair market value of a share of our common stock as of the first day of the offering period or the last day of the offering period, whichever is lower. For purposes of the ESPP, provided that our common stock continues to be traded on the NYSE or another exchange, the “fair market value” of a share of our common stock as of a given date will be the closing price of a share of stock on such date, or if no trading occurred on that date, the last preceding date on which a sale was reported.

Withdrawal from the ESPP. A participant may withdraw from the ESPP by completing the online withdrawal process through the Company's plan broker. The payroll deductions will stop, and the balance in the participant’s account (without interest) will be paid to such participant within a reasonable time period. If the participant does withdraw from the plan, he or she cannot rejoin until the next offering period.

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Shares Purchased under the ESPP. As soon as practicable after each purchase date, our transfer agent will make an entry on its books and records indicating that the shares of common stock purchased by the participant on that purchase date have been duly issued and transferred or recorded to a brokerage account established in the participant’s name in connection with the plan. Individual accounts will be maintained for each participant in the ESPP.

Termination of Employment. Upon termination of a participant’s employment for any reason the payroll deductions credited to such participant’s account will be returned to the participant.

No Rights as Employee. Nothing in the ESPP will give any person, including any eligible employee or participant, any right to remain an employee of the company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any person, including any eligible employee or participant, at any time.

Transferability. Neither the payroll deductions credited to a participant’s account nor any rights with respect to a purchase right granted under the ESPP may be assigned, transferred, pledged, or otherwise disposed of by the participant. Any such attempted assignment, transfer, pledge, or other disposition will be ineffective and we may treat any such act as an election to withdraw from participation in the ESPP.

Adjustments. In the event of any increase or decrease in the number of shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or any other similar corporate event affecting our common stock, the number of shares reserved under the ESPP, the maximum number of shares that a participant may purchase in an offering period or a purchase period, and the price per share and number of shares of common stock covered by each outstanding purchase right will be adjusted proportionately. Such adjustments will be made by the Board of Directors whose determination in that respect will be final, binding and conclusive.

In the event of the company’s proposed dissolution or liquidation, the offering period then in progress will be shortened by setting a new purchase date immediately prior to the proposed dissolution or liquidation, unless otherwise provided by the plan administrator. In the event of our company’s merger with or into another corporation, or the sale of all or substantially all of our company’s assets, outstanding purchase rights may be assumed or an equivalent purchase right may be substituted by the successor corporation (or a parent or subsidiary of such successor corporation). In the event that the successor corporation does not agree to assume or substitute the outstanding purchase rights, the offering period then in progress will be shortened by setting a new purchase date for outstanding purchase rights and the offering period then in progress will end on the new purchase date. This new purchase date will be prior to the date of consummation of the merger or sale.

Amendment, Modification and Termination of the ESPP. Our Board of Directors or the administrator may terminate or amend the ESPP. No termination may affect outstanding purchase rights and generally no amendment may impair the rights of any participant under an outstanding purchase right without the participant’s consent, except that our Board of Directors or the administrator may terminate an offering period if the Board or the administrator determines that the termination of the offering period or the plan is in the best interests of the company and our stockholders. We will seek stockholder approval for any amendment to the extent necessary and desirable to comply with Section 423 of the Internal Revenue Code or any other applicable law, regulation or stock exchange rule.

The ESPP will continue in effect until terminated by the Board.

U.S. Federal Income Tax Consequences

The federal income tax consequences of the ESPP under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the ESPP and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the ESPP. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws and estate, gift and employment tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

The following summary assumes that the ESPP qualifies as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code. Although the plan is intended to be an “employee stock purchase plan,” no assurance is given that the plan will qualify as an “employee stock purchase plan.”

Grant of Purchase Right; Exercise of Purchase Right. A participant will not recognize taxable income upon the grant of a purchase right on the date of grant. In addition, the participant will not recognize taxable income upon the exercise of a purchase right on the date of exercise.

Sale of Common Stock After the Holding Period. The tax treatment resulting from the sale or other disposition of the shares of common stock that a participant purchased upon the exercise of a purchase right under the ESPP will depend on whether such sale or disposition occurs before or after the later of: (1) two years after the date of grant of the purchase right, or (2) one year after the date such shares are transferred to the participant (the “Holding Period”). If the participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the ESPP after the Holding Period, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of

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common stock, as follows: The participant will recognize ordinary income in an amount equal to the lesser of: (i) the excess, if any, of the amount realized upon the disposition of such shares, over the purchase price he or she paid for such shares of common stock; or (ii) 15% of the fair market value of the shares of common stock on the date of grant of the purchase right; and any remaining gain (or any loss) from the disposition will be treated as capital gain (or loss). We (or our designated subsidiary) will not be entitled to any deduction as a result of the participant’s sale or other disposition of the shares of common stock after the expiration of the Holding Period for such shares.

Sale of Common Stock During the Holding Period. If a participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the ESPP before the Holding Period expires, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of common stock, as follows:

•The participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares of common stock on the date of the exercise of the purchase rights, over the purchase price the participant paid for such shares of common stock; and

•The participant will recognize capital gain if and to the extent the amount he or she realizes from the sale or other disposition of the shares of Common Stock is more than their fair market value on the date such shares were transferred to him or her, or capital loss if and to the extent the amount he or she realizes from the sale or disposition of the shares of common stock is less than their fair market value on the date such shares were transferred to the participant.

We (or our designated subsidiary) will be entitled to a deduction equal to the amount of ordinary income that is recognized by the participant as a result of his or her sale or disposition of the shares of common stock before the Holding Period expires for such shares. The ESPP is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

New Plan Benefits

The benefits that will be received by all eligible employees under the ESPP are not determinable in advance because the number of shares of common stock that a participant may receive under the ESPP is based on the amount of payroll deductions elected by the participant. Our non-employee directors will not receive any benefits under the ESPP.

The Board of Directors unanimously recommends that you vote “FOR” Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan

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STOCKHOLDER PROPOSALS
Stockholder proposals intended to be considered for inclusion in our proxy materials pursuant to Rule 14a-8 of the Exchange Act for the 2024 Annual Meeting of Stockholders must be received by us by 5:00 pm Eastern Time on December 8, 2023. Such proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. Any such proposals will be subject to the requirements of the proxy rules (including Rule 14a-8) adopted under the Exchange Act. SEC rules and regulations provide that if the date of our 2024 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2023 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2024 Annual Meeting. Upon determination by us that the date of the 2024 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2023 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.
For proposals not intended to be included in next year’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, but sought to be presented at our 2024 Annual Meeting of Stockholders, our Bylaws provide that stockholder proposals, including director nominations, must be delivered to or mailed to and received at our principal executive offices not earlier than 5:00 pm Eastern Time on the day that is 120 days prior to the first anniversary of the preceding year’s annual meeting date or later than 5:00 pm Eastern Time on the date that is 90 days prior to such date; provided, that if the date of the meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, such notice will be considered timely if properly delivered not earlier than the 120th day prior to the meeting and not later than 5:00 pm Eastern Time on the later of the 90th day prior to the meeting or the 10th day following the day on which public announcement regarding the date of the meeting is first made by the Company. Accordingly, for the 2024 Annual Meeting of Stockholders, unless the date of the meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2023 Annual Meeting, such notice must be delivered to or mailed to and received at our principal executive offices not earlier than 5:00 p.m. Eastern Time on January 19, 2024 and no later than 5:00 p.m. Eastern Time on February 18, 2024. Any such proposal must be a proper matter for stockholder action and must comply with the procedures, terms and conditions set forth in our Bylaws (which include timing and information required under Rule 14a-19 of the Exchange Act). If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote any such proposal as we determine appropriate. A copy of our Bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. (In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 of the Exchange Act to the Company no later than March 19, 2024.)
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
OTHER MATTERS
We do not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

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APPENDICES

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Appendix A

SECOND AMENDED AND RESTATED
NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN
(Effective May 18, 2023)

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TABLE OF CONTENTS

1	Purpose.	1
2	Definitions.	1
3	Administration of the Plan.	1
4	Number of Shares Issuable in Connection with Awards.	4
5	Eligibility and Participation.	5
6	Award Agreements.	5
7	Options.	6
8	Restricted Stock.	9
9	Restricted Stock Units.	11
10	Stock Appreciation Rights.	12
11	Other Stock‑Based Awards.	13
12	Performance Based Awards.	14
13	Restrictions on Transfer.	15
14	Withholding and Other Tax Provisions.	16
15	Effect of Certain Corporate Changes and Changes in Control.	17
16	Regulatory Compliance.	19
17	Amendment or Termination of the Plan.	21
18	Term of the Plan.	21
19	No Right to Awards or Continued Employment.	21
20	Effect of Plan Upon Other Awards and Compensation Plans.	21
21	General Provisions.	22

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SECOND AMENDED AND RESTATED
NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN
(Effective May 18, 2023)

1.Purpose.
This Second Amended and Restated Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, effective May 18, 2023, is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the creation of long‑term value for the Company’s stockholders by closely aligning the interests of Employees with those of the Company’s stockholders. The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long‑term growth, profitability and financial success of the Company.
2. Definitions.
In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defined terms used in the Plan and sets forth certain operational rules related to those terms.
3. Administration of the Plan.
3.1. General. The Plan shall be administered by the Compensation Committee. Each member of the Compensation Committee shall be a “non‑employee director” as that term is defined in Rule 16b‑3 and an “independent director” under the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Compensation Committee shall be invalid if this requirement is not met. The Compensation Committee shall select one of its members as chair and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall be governed by the provisions of the Company’s bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors. The Compensation Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.
3.2. Authority of the Compensation Committee. The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan. Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:
(a) interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
(b) adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;
(c) select, subject to the limitations set forth in this Plan, persons to receive Awards;
(d) determine the number of Shares subject to Awards, the Fair Market Value of a Share of Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting requirements, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;
(e) determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;
(f) grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date or conditions upon which any Award becomes vested, exercisable or transferable and extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including extending the period following the termination of a Participant’s employment during which any Award may continue to vest, remain outstanding or be exercised (but not beyond the original maximum term of such Award);
(g) amend any outstanding Award Agreement, including for the purpose of modifying the time, manner or conditions of vesting, exercise or settlement; provided, however, that if any provision of any such amendment would materially and adversely affect the rights of the Participant under the affected Award, the amendment shall not be effective without the Participant’s consent to that provision; and provided further that no Option or Stock

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Appreciation Right may be amended or terminated to reduce the exercise price of such Option or Stock Appreciation Right except in accordance with Section 21.4;
(h) interpret, administer, correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Award, any Award Agreement or any related instrument or agreement;
(i) determine whether an Award has been earned;
(j) to authorize any person to execute, on behalf of the Company, any agreement or document required to carry out the purposes of the Plan; and
(k) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.
All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
3.3. Delegation of Authority. Any of the powers and responsibilities of the Compensation Committee may be delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder. In addition, the Compensation Committee may, subject to the following provisions and to the extent permitted by Applicable Law, delegate some or all of its authority and powers under the Plan, including the authority to grant Awards under the Plan, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company; provided, however, that (a) the Committee may not delegate its authority to (i) make awards to any Employee who is, or is expected to become, a Section 16 Insider, (ii) interpret the Plan or any Award, or (iii) amend any Award or accelerate the vesting or lapse of any restrictions on any Award, and (b) any delegation of authority to an officer of the Company shall be subject to the provisions of Section 157 of the Delaware General Corporation Law. Any action taken by any such subcommittee, committee of the Board of Directors or officer within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, to the extent consistent with the terms and limitations of such delegation, references in the Plan to the Compensation Committee shall include any such officer or Employee. In addition, the Compensation Committee may delegate to one or more officers or Employees, subject to such terms as the Compensation Committee may determine, the authority to perform such administrative functions as determined necessary or appropriate by the Compensation Committee. Any delegation hereunder shall be subject to such other restrictions and limitations that the Compensation Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Compensation Committee to delegate authority as herein provided and the Compensation Committee may at any time rescind the authority delegated hereunder.
3.4. Monitoring Awards. Notwithstanding any delegation of authority by the Compensation Committee pursuant to Section 3.3, it shall maintain ultimate responsibility for, and control of, the operation of the Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee. Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the final Award Agreements are consistent with the Awards made by the Compensation Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.
3.5. Limitation on Liability.
3.5.1. The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons.
In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.
3.5.2. No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other

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pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan.
4. Number of Shares Issuable in Connection with Awards.
4.1. Shares Subject to the Plan. The maximum number of Shares that may be issued in connection with Awards granted under the Plan is 16,500,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The maximum number of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is 16,500,000. The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares issued under the Plan may be either authorized and unissued shares or treasury shares.
4.2. Share Counting Rules. For purposes of Section 4.1, if any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of such forfeiture, settlement or termination, shall again be available for the grant of additional Awards under the Plan; provided, that, in the case of an Award granted prior to May 23, 2019, the forfeited, cash-settled or terminated Shares subject to such Award shall again be available in the same amount as the Shares applicable to such Award were counted against the limit set forth in Section 4.1 upon grant. Shares that (a) are issued or delivered upon the settlement of an Award, (b) cease to be Restricted Stock upon the vesting of an Award of Restricted Stock, or (c) are withheld for taxes in excess of the minimum statutory tax withholding rate under Section 14.1 from an Award of Restricted Stock, Restricted Stock Units or Other Stock-Based Award, shall no longer be subject to any further grant under the Plan. Notwithstanding the immediately preceding sentence, the following Shares shall be considered to have been issued under the Plan and may not again be made available for issuance as Awards under the Plan: (x) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (y) Shares withheld by the Company from Shares that would otherwise have been delivered upon exercise of an Option or Stock Appreciation Right, or Shares tendered to the Company, in each case, in satisfaction of the grant or exercise price or tax withholding requirements of an Option or a Stock Appreciation Right; or (z) Shares repurchased on the open market with the proceeds of the Option exercise price. With respect to Stock Appreciation Rights, when a Stock Appreciation Right is exercised, the full number of Shares exercised pursuant to such Stock Appreciation Right shall be counted against the Shares available for issuance under the Plan notwithstanding that the number of Shares issued to settle the Stock Appreciation Right upon exercise is less than the number of Shares exercised. To the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.
4.3. Individual Award Limits. The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000.
4.4. Adjustments. The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.
5. Eligibility and Participation.
The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long‑term performance and growth of the Company and its Subsidiaries. In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long‑term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced. An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee. Directors of the Company and its Subsidiaries who are not also Employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.
6. Award Agreements.
Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee. Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed or approved by the Participant and an officer of the Company or other person designated by the Compensation Committee. An Award Agreement and any required signatures thereon or authorization or acceptance thereof may be in electronic format.

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7. Options.
7.1. Grant of Options. The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Non‑Qualified Stock Option.
7.2. Option Price. The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.
7.3. Option Period. The Award Agreement shall specify the term of each Option. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Compensation Committee in its discretion may determine. The vesting provisions for Options granted under the Plan need not be uniform. Unless the Compensation Committee specifies otherwise in the applicable Award Agreement, if an Option is subject to vesting and becomes exercisable in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares as to which the Option has become exercisable at any time prior to the expiration or other termination of the Option.
7.4. Exercise of Options. Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed notice (“Notice of Exercise”) in the form prescribed from time to time by the Compensation Committee, which may be in written or electronic form, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14. If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.
7.5. Payment of Exercise Price. The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price due for the number of Shares being acquired, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.
7.6. Employment Requirements. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains continuously in the employ of the Company. The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company. Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee).
7.7. Exercise of Options on Termination of Employment.
7.7.1. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

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7.7.2. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7.1 or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90‑day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90‑day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
7.7.3. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, in the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter. If a Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.
7.8. Incentive Stock Options. Incentive Stock Options shall be subject to the following additional provisions:
7.8.1. The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). To the extent any Incentive Stock Option would exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non‑Qualified Stock Option for all purposes. The provisions of this Section 7.8.1 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.
7.8.2. No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (b) the Incentive Stock Option is not exercisable after the expiration of five (5) years from the Date of Grant.
7.8.3. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two (2) years after the Date of Grant of the Incentive Stock Option, and (b) the date one (1) year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company, either in writing or electronically, of the Disqualifying Disposition within ten (10) days of the date thereof. In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.
7.8.4. If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non‑Qualified Stock Option for all purposes. For purposes of this Section 7.8.4, a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.
7.8.5. Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non‑Qualified Stock Option.
7.9. Additional Terms and Conditions. Each Option, and any Shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy approved by the Compensation Committee.
8. Restricted Stock.
8.1. Grant of Restricted Stock. The Compensation Committee may grant Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.

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8.2. Award Agreement; Acceptance by Participant. Promptly following the grant of each Award of Restricted Stock, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award. The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement (which may be in electronic format).
8.3. Restrictions. At the time of grant of each Award of Restricted Stock, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.
8.4. Forfeiture. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
8.5. Evidence of Stock Ownership. Unless otherwise determined by the Compensation Committee, until such time as all conditions or restrictions applicable to Shares of Restricted Stock have been satisfied or lapse, (a) all certificates representing Shares of Restricted Stock, together with duly endorsed stock powers in blank, will be held in custody by the Company or its transfer agent, (b) any uncertificated Shares of Restricted Stock will be held at the Company’s transfer agent in book entry form in the name of the Participant or (c) such Shares of Restricted Stock will be held for the benefit of the Participant in nominee name by the broker engaged by the Company to provide such services for the Plan, in each case with appropriate restrictions relating to the transfer of such Shares of Restricted Stock.
8.6. Dividend Rights. Unless otherwise set forth in the Award Agreement, a Participant holding Restricted Stock shall be entitled to receive (a) any regular cash distributions declared and paid with respect to Shares subject to an Award of Restricted Stock, and (b) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock; provided, however, that such dividends and distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the underlying Shares of Restricted Stock shall vest. To the extent dividends or distributions are withheld with respect to Shares of Restricted Stock that are forfeited, the dividends and distributions shall also be forfeited.
8.7. Voting Rights. Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to an Award of Restricted Stock shall be exercised by the Participant.
8.8. Termination of the Restriction Period. Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.5 removed from his or her Shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Shares of Restricted Stock are evidenced by physical certificates and the Company has retained possession of the certificates representing the Shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant. If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement.
8.9. Additional Terms and Conditions. Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.
9. Restricted Stock Units.
9.1. Grant of Restricted Stock Units. The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. Unless the Award Agreement provides otherwise with respect to the right to receive dividends or other distributions, a Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any

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right to vote, until the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.
9.2. Vesting and Other Terms. At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award. During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the Award Agreement have not been satisfied by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.
9.3. Termination of Employment. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.
9.4. Settlement. On the vesting date or dates of the Award, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be issued on such date and not previously forfeited.
9.5. Additional Terms and Conditions. Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.
9.6. Dividend Rights. If the Award Agreement so provides, a Participant holding Restricted Stock Units shall be entitled to receive, but only if, to the extent, and at the time that the Restricted Stock Units vest and are settled, (i) any regular cash distributions declared and paid with respect to Shares subject to a Restricted Stock Unit, and (ii) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock; provided, however, that any such dividends or distributions (if provided for in the Award Agreement) shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Restricted Stock Units shall vest. Dividends or distributions relating to any forfeited Restricted Stock Units shall also be forfeited.
10. Stock Appreciation Rights.
10.1. Grant of Stock Appreciation Rights. The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe‑harbor exemption from short‑swing profit liability provided by Rule 16b‑3.
10.2. General Terms. A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”). At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand‑alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand‑alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares. Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option. Stand‑alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions generally applicable to Non‑Qualified Stock Options as set forth in Section 7.
10.3. Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

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10.4. Other Terms. The Compensation Committee shall determine the term of each Stock Appreciation Right. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.
10.5. Exercise. Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise (which may be in electronic format) in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14. If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Stock Appreciation Right has the right to do so. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date, in cash or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement.
10.6. Additional Terms and Conditions. Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.
11. Other Stock‑Based Awards.
The Compensation Committee may grant to Employees equity‑based or equity‑related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock‑Based Awards”). Without limiting the generality of the foregoing, Other Stock‑Based Awards may (a) involve the transfer of restricted or unrestricted Shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares of Common Stock, (b) be subject to performance‑based or service‑based vesting requirements, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, and (d) be designed to comply with Applicable Laws of jurisdictions other than the United States; provided, that each Other Stock‑Based Award shall be denominated in, or shall have a value determined by reference to, a number of Shares that is specified in the Award Agreement. In the case of Other Stock‑Based Awards, if the Award Agreement provides Participants with dividend rights, any dividends or distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Other Stock‑Based Awards shall vest. Dividends or distributions relating to any forfeited Other Stock‑Based Awards shall also be forfeited.
12. Performance Based Awards.
12.1. Performance Criteria. Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”). The Performance Criteria shall be determined by the Compensation Committee and relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin‑offs, split‑ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; (xviii) such other measures or criteria as determined by the Compensation Committee; or (xix) any combination of the foregoing. Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.
12.2. Additional Provisions Applicable to Performance Criteria. Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively

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over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award.
12.3. Adjustments to Performance Criteria. The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write‑downs or write‑ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non‑recurring item.
12.4. Performance Periods. The attainment of Performance Criteria shall be measured over performance periods of one (1) year or more (“Performance Periods”), as may be established by the Compensation Committee.
12.5. Right of Recapture. If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.
13. Restrictions on Transfer.
13.1. Restrictions on Transfer. Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Compensation Committee may impose thereon. If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon notice in writing or electronically to the Company given in such form and manner as may be prescribed by the Compensation Committee. Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.
13.2. Designation and Change of Beneficiary. Each Participant may file in writing or electronically with the Compensation Committee a designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.
13.3. Provisions Applicable to Transferees. A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee. The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
14. Withholding and Other Tax Provisions.
14.1. Withholding. The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award and, where applicable, the payment of dividends or other distributions with respect to Shares subject to an Award. The Company shall not be required to issue any Shares under the Plan until such

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obligations are satisfied in full. The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such other arrangement as is acceptable to the Compensation Committee in its sole discretion. The value of any Shares withheld or surrendered may not exceed the amount determined for applicable federal, state, foreign, local or other taxes using the maximum statutory marginal rate that could be applicable to the Participant and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.
14.2. Required Consent to and Notification of Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Compensation Committee in writing prior to the making of such election. In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.
14.3. No Guarantee of Tax Consequences. None of the Board of Directors, the Company nor the Compensation Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
15. Effect of Certain Corporate Changes and Changes in Control.
15.1. Basic Adjustment Provisions. In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin‑off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:
(a) The number and kind of Shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of Shares which may be issued under the Plan, and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);
(b) The number and kind of Shares of Common Stock (or other securities or property) subject to outstanding Awards;
(c) The grant, exercise or other purchase price per Share under any outstanding Awards; and
(d) The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).
Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (y) the Compensation Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may change the value of benefits available to a Participant under a previously granted Award, (i) if the effect would be to increase the value of the benefits available under such Award, without the approval of the stockholders if such is required by the Plan or Applicable Laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such Award, without the Participant’s consent to that adjustment.
15.2. Change in Control. Effective upon the consummation of a Change in Control of the Company, and except as otherwise provided in an individual Award Agreement, all outstanding Awards under the Plan shall terminate to the extent they are not assumed or replaced in connection with the Change in Control.

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(a) For each portion of an Award that is assumed or replaced, then such portion shall become fully vested, exercisable and payable, and be released from any forfeiture rights, immediately upon termination of the Participant’s employment with the Company (or its successor) within 24 months after the Change in Control, but only if such termination of employment is triggered by the Company (or its successor) without Cause or by the Participant for Good Reason.
(b) For each portion of an Award that is neither assumed nor replaced, the Compensation Committee has the discretion to effectuate either of the following immediately prior to consummation of the Change in Control, provided that the Participant’s employment has not terminated prior to such date: (x) such outstanding Awards (or portion thereof) shall become partially or fully vested and exercisable (and partially or fully released from any forfeiture rights), with performance-based Awards under Section 12 of the Plan vesting based upon actual performance or, if the Compensation Committee determines that actual performance is not determinable, then at target; or (y) such outstanding Awards (or portion thereof) shall be cancelled and terminated for an amount of cash, securities or other property equal to the excess, if any, of the Fair Market Value of the vested and/or unvested (as determined by the Committee in its sole discretion) shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control over the aggregate exercise or other purchase price (if any) of such shares. For performance-based Awards under Section 12 of the Plan, the number of shares of Common Stock subject to subsection 15.2(b)(y) shall be calculated based upon actual performance or, if the Compensation Committee determines that actual performance is not determinable, then at target. For avoidance of doubt, if an Award is an Option or Stock Appreciation Right and no positive spread exists pursuant to the foregoing, then (y) may be unilaterally effectuated by the Company with no cash payment to the Participant holding such an Award.
Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance goals shall not be considered "assumed" or "replaced" if the Company (or its successor) modifies any of the performance goals without the Participant’s consent; provided, however, that a modification to the performance goals only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid assumption or replacement of an Award.
This Section 15.2 of the Plan was amended effective May 19, 2016. As a result, the terms of Award Agreements that were in effect prior to such date shall prevail to the extent such terms are more favorable to a Participant.
15.3. Determination of Adjustments. All determinations of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.
15.4. No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.
16. Regulatory Compliance.
16.1. Conditions to Obligations of the Company. The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:
(a) The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;
(b) The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and
(c) The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable.
The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole

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discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award. Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop‑transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.
16.2. Limitation on Company Obligations. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained. Nothing contained herein shall be construed to impose on the Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.
16.3. Provisions Applicable to a Change in Control. Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.
16.4. Exchange Act. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.
17. Amendment or Termination of the Plan.
The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of Shares that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate a change for which stockholder approval is required: (a) in order for the Plan to continue to qualify under Section 422 of the Code; or (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company. In addition, no termination or amendment of the Plan shall materially and adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.
18. Term of the Plan.
The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination. Unless earlier terminated, the Plan shall terminate May 19, 2032 (provided that Awards granted before termination shall continue in accordance with their terms).
19. No Right to Awards or Continued Employment.
No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason. The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant. No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.
20. Effect of Plan Upon Other Awards and Compensation Plans.
Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity‑based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of

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limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business. Except as provided below, the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
21. General Provisions.
21.1. Other Documents. All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.
21.2. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).
21.3. Payments in the Event of Forfeitures. Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within ten (10) days of the date of forfeiture or as soon thereafter as practicable.
21.4. Limitation on Repricing. The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is defined in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split‑up, spin‑off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.
21.5. Minimum Vesting for Awards to Employees.Acceleration of Awards Upon Death or Disability.Acceleration of Awards Upon Death or Disability. Acceleration of Awards Upon Death or Disability. Subject to Sections 3.2(f) and 15.2 of the Plan, or as otherwise provided herein or in the related Award Agreement in connection with a Change in Control or a Participant’s death or Disability, (i) no condition on vesting of an Award granted to an Employee that is based solely upon the achievement of Performance Criteria shall be based on performance over a period of less than one year, and (ii) no condition on vesting of an Award granted to an Employee that is based solely upon continued employment or service shall provide for vesting of any portion of such Award more quickly than one year from the Date of Grant of the Award. Notwithstanding the foregoing, Awards with respect to up to 5% of the Shares of Common Stock reserved for issuance pursuant to Section 4.1 (subject to adjustment as provided in Section 15) may be granted without regard to the limitations set forth in this Section 21.5. Notwithstanding anything to the contrary in the Plan, in the event of a Participant’s death or Disability, all restrictions remaining on such Participant’s Awards, shall terminate automatically and the Awards shall become fully vested and nonforfeitable.
21.6. Misconduct of a Participant. Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.
21.7. Restrictive Legends. Any certificates for Shares, any uncertificated Shares issued in book entry form, and any Shares deposited with any broker that the Company has engaged to provide services for the Plan on behalf of a Participant may be subject to such restrictions, legends and stop‑transfer instructions as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.
21.8. Uncertificated Shares. To the extent that this Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated or book entry basis or in nominee name, to the extent permitted by Applicable Law or the rules of any applicable stock exchange.

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21.9. Successors in Interest. The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.
21.10. Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
21.11. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.
21.12. Governing Law. To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.
21.13. Compliance With Section 162(m). Determinations with respect to any Award that remains eligible for and subject to the performance-based compensation exception under Section 162(m) shall be made in accordance with the procedures and requirements as provided in the Plan prior to the Effective Date.
21.14. Compliance With Section 409A. Awards under the Plan are intended either to provide compensation that is exempt from Section 409A of the Code, or that satisfies the requirements of Section 409A of the Code so that Participants will not be liable for the payment of additional tax or interest thereunder, and the Plan and all Awards shall be construed accordingly. If and to the extent any amount of compensation under an Award is determined by the Compensation Committee to constitute deferred compensation that is not exempt from Section 409A of the Code and that is to be paid, settled or provided by reason of a Participant’s termination of employment, then (a) such compensation shall be paid, settled or provided by reason of a Participant’s termination of employment only if that termination also constitutes a “separation from service” within the meaning of that term under Section 409A of the Code, and (b) if the Participant is determined by the Compensation Committee to be a “specified employee” within the meaning of Section 409A of Code, all payments or provisions compensation that would otherwise be paid, settled or provided before the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death) shall be withheld and accumulated and paid or provided without interest on or as soon as practicable after the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death). Each payment or provision of compensation under an Award shall be treated as a separate payment for purposes of Section 409A of the Code. References to termination of employment and similar concepts in the Plan and Awards Agreements shall be interpreted and applied in accordance with the foregoing provisions. To the extent necessary to comply with Section 409A of the Code, no Award that is a Non‑Qualified Stock Option or a Stock Appreciation Right shall contain or be amended to contain a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the administrative guidance thereunder.
21.15. Code Section 280G. Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of a Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, but determined without regard to any reduction (if any) required under this Section 21.15 (the “Payment”), would be subject to the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax (“Excise Tax”), then the Company shall automatically reduce (the “Reduction”) such Participant’s Payment to the minimum extent necessary to prevent the Payment (after the Reduction) from being subject to the Excise Tax, but only if, by reason of the Reduction, the after-tax benefit of the reduced Payment exceeds the after-tax benefit if such Reduction was not made. If the after-tax benefit of the reduced Payment does not exceed the after-tax benefit if the Payment is not reduced, then the Reduction shall not apply. If the Reduction is applicable, the Payment shall be reduced in such a manner that provides the applicable Participant with the best economic benefit and, to the extent any portions of the Payment are economically equivalent with each other, each shall be reduced pro rata. All determinations to be made under this Section 21.15 shall be made by an independent public accounting firm selected by the Company and the fees and expenses of the accounting firm will be paid by the Company.
21.16. Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is

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required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including Award Agreements and any required notices under the Plan) in a manner prescribed by the Committee.
21.17. Administration of the Plan in Foreign Countries. The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub‑plans to the Plan.
21.18. Effective Date. The Plan shall become effective subject to approval by the stockholders of the Company at the 2023 annual meeting of the stockholders on May 18, 2023 (the “Effective Date”). If the stockholders shall fail to approve the Plan at such annual meeting, the Plan as amended and restated herein shall not become effective, and the Plan as in effect immediately prior to the Effective Date shall remain in full force and effect.
21.18. Clawback/Recoupment Policy. Notwithstanding any provisions in the Plan or any Award Agreement to the contrary, all Awards and/or amounts payable thereunder, whether in the form of cash or otherwise, shall be subject to potential cancellation, rescission, clawback and recoupment (i) to the extent necessary to comply with the requirements of Section 954 of the Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, and/or (ii) as may be required in accordance with the terms of any clawback/recoupment policy as may be adopted by the Company to comply with Section 954 of the Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, as such policy may be amended from time to time.

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Exhibit A
DEFINITIONS
The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:
“Audit Committee” means the Audit Committee of the Board of Directors.
“Award” means an award containing any one or more of the following: Option(s), Restricted Stock, Restricted Stock Unit(s) or Stock Appreciation Right(s) granted to a Participant pursuant to the Plan.
“Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non‑paper Award Agreements, and the use of electronic, Internet, or other non‑paper means for the acceptance thereof and actions thereunder by a Participant.
“Applicable Laws” means the requirements relating to the administration, enforcement and taxation of Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country, as determined in accordance with Section 21.12.
“Board of Directors” means the Board of Directors of the Company.
“Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).
“Cause” means, with respect to any Participant, any of the following: (i) the Participant’s conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for, an act on the Participant’s part constituting a felony, dishonesty, willful misconduct or material neglect by the Participant of his or her employment obligations to the Company that results in material injury to the Company; (ii) appropriation (or an overt act attempting to appropriate) of a material business opportunity of the Company by the Participant; (iii) theft, embezzlement or other similar misappropriation of funds or property of the Company by the Participant; or (iv) the failure of the Participant to follow the reasonable and lawful written instructions or policy of the Company with respect to the services to be rendered and the manner of rendering such services by the Participant, provided the Participant has been given reasonable and specific written notice of such failure and opportunity to cure and no cure has been effected or initiated within a reasonable period of time, but not less than 90 days, after such notice.
“Change in Control” shall mean the occurrence of any one of the following: (i) a “Takeover Transaction” (as defined below); or (ii) any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in the office following such election are individuals who were not nominated by a vote of two‑thirds of the members of the Board of Directors or its nominating committee immediately preceding such election; or (iii) the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction. A “Takeover Transaction” shall mean (i) a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests or all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction, or (ii) one or more occurrences or events as a result of which any individual, entity or group (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities.

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Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change in Control, the term “Change in Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. 1.409A‑3(i)(5).
“Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.
“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.
“Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.
“Compensation Committee” means the Compensation Committee of the Board of Directors.
“Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.
“Disqualifying Disposition” has the meaning set forth in Section 7.8.3.
“Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12‑month period, established by medical evidence reasonably satisfactory to the Compensation Committee; provided, however, that in the case of any Award that provides for compensation that is exempt from, or compliant with, Section 409A of the Code, or would be so exempt or compliant if the term “Disability” met the requirements of Treas. Reg. §1.409A‑3(i)(4), the term “Disability” shall mean a condition in which the Participant, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is: (a) unable to engage in any substantial gainful activity; or (b) is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Subsidiaries.
“Effective Date” has the meaning set forth in Section 21.18.
“Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term “Employee” does not include a non‑employee director of the Company or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively. An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:
(a) If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;
(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or
(c) In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).
“Good Reason” means any of the following: (i) the Company (or its successor) adversely changes the Participant’s title or changes in any material respect the responsibilities, authority or status of the Participant without prior notice and acceptance; (ii) the substantial or material failure of the Company (or its successor) to comply with its obligations under the Plan or any other agreement that may be in effect that is not remedied within a reasonable time after specific written notice thereof by

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the Participant to the Company; (iii) the diminution of the Participant’s base salary; and (iv) requiring the Participant to relocate more than 50 miles from his or her location of employment immediately prior to the Change in Control. However, Good Reason shall only exist in the prior (i) through (iv) if the Participant has given reasonable and specific written notice to the Chief Executive Officer of such failure, the Company has been given a reasonable opportunity to cure, and no cure has been effected or initiated within a reasonable time after such notice.
“Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee. For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.
“Non‑Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is not designated as an Incentive Stock Option by the Compensation Committee.
“Option” means a right to purchase Shares upon payment of the Option Price.
“Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.
“Other Stock‑Based Awards” has the meaning set forth in Section 11.
“Participant” means any Employee who has been granted an Award.
“Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.
“Performance Period” has the meaning set forth in Section 12.4 of the Plan.
“Plan” means the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, as originally adopted by the Board of Directors on April 6, 2015, subject to the approval by the Company’s stockholders at the Company’s annual meeting on May 22, 2015 (which approval was obtained), as amended from time to time thereafter, and as amended and restated herein as of the Effective Date.
“Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.
“Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.
“Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.
“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.
“SAR Settlement Value” has the meaning set forth in Section 10.2.
“Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Section 15, and any successor security.
“Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.
“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code, and for purposes of Awards of Non‑Qualified Stock Options, “Subsidiary” means a corporation or other entity in an chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. 1.414(c)‑2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

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Appendix B

NEWPARK RESOURCES, INC.
AMENDED AND RESTATED 2014 NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN

1.PURPOSE.

This Newpark Resources, Inc. Amended and Restated 2014 Non-Employee Directors’ Restricted Stock Plan (this “Plan”) is intended to promote the best interests of Newpark Resources, Inc., a Delaware corporation (“Newpark”), and its stockholders by providing to each member of Newpark’s Board of Directors (the “Board”) who is a Non-Employee Director (as defined in paragraph 3 herein) with an opportunity to acquire a proprietary interest in Newpark by receiving restricted shares (“Restricted Shares”) of Newpark’s common stock, $0.01 par value per share (“Common Stock”), as herein provided. It is intended that this Plan will promote an increased incentive and personal interest in the welfare of Newpark by those individuals who are primarily responsible for shaping the long-range plans of Newpark. In addition, Newpark seeks both to attract and retain on its Board persons of exceptional competence and to provide a further incentive to serve as a director of Newpark. The awards of Restricted Shares made pursuant to this Plan are intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), as a plan which provides for the transfer of restricted property as described in Reg. § 1.409A-1(b)(6), and this Plan is to be construed in accordance with this intent.

2. ADMINISTRATION.

2.1 This Plan shall be administered by the Board or by a duly authorized committee of the Board. When the Board is administering this Plan, all references in this Plan to the “Committee” shall mean the Board.

2.2 In addition to the automatic grants of Restricted Shares provided for in paragraph 4 of this Plan, the Committee shall have full and complete authority, in its discretion: to award Restricted Shares to one or more Non-Employee Directors; to determine the number of Restricted Shares to be granted to a Non-Employee Director; to determine the time or times at which Restricted Shares will be granted and become Vested Shares (as described below); to remove or adjust any restrictions and conditions upon Restricted Shares; to specify, at the time of grant, provisions relating to the vesting of Restricted Shares and to accelerate or otherwise modify the vesting of Restricted Shares; interpret the Plan and any instrument or agreement relating to Restricted Shares; and to adopt such rules and regulations and to make all other determinations that it deems necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee and all of its actions hereunder shall be binding and conclusive on all persons for all purposes. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Restricted Shares shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons.

2.3 Newpark shall indemnify and hold harmless each Committee member and each director of Newpark, and the estate and heirs of such Committee member or director, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or director, his or her estate or his or her heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items.

3. ELIGIBILITY.

Each member of the Board who is not an employee or executive officer of Newpark or any of its Subsidiaries or of any parent corporation of Newpark (a “Non-Employee Director”) shall be eligible to be granted Restricted Shares under this Plan. Eligibility shall be determined: (a) with respect to each director serving on the Board on the Effective Date (as defined in paragraph 18 herein), on that date; and (b) with respect to each director elected after the Effective Date, on the date such director is so elected. A Restricted Share, once granted to a Non-Employee Director, shall not be forfeited just because the Non-Employee Director later enters the employ of Newpark or a Subsidiary or parent. “Subsidiary” shall mean each corporation which is a “subsidiary corporation” of Newpark within the definition contained in Section 424(f) of the Code.

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4. GRANTS.

4.1 Subject to stockholder approval of this Plan, each Non-Employee Director who is first elected or appointed a director on or after the annual meeting of stockholders in 2014 will be granted the Applicable Number (as defined below) of Restricted Shares automatically on the date of such election or appointment (each, the “Original Grant”). For purposes of determining the Applicable Number, the date of such election or appointment shall be the date of grant (“Date of Grant”).

4.2 (a) Subject to stockholder approval of this Plan, each Non-Employee Director (whether in office on the Effective Date or subsequently elected or appointed) shall be granted the Applicable Number of Restricted Shares automatically on the date of each annual meeting of stockholders (or stockholder action in lieu thereof by which the Board is elected) at which such Non-Employee Director is elected, commencing with the annual meeting of stockholders in 2014. For purposes of determining the Applicable Number, the date of each annual meeting at which the Non-Employee Director is elected (or stockholder action in lieu thereof by which the Board is elected) shall be the Date of Grant. If following the annual meeting of stockholders in 2014 no annual meeting of stockholders (or stockholder action in lieu thereof by which the Board is elected) occurs in a calendar year, and such Non-Employee Director continues in office as a Non-Employee Director at the end of such calendar year, then such Non-Employee Director automatically shall be granted the Applicable Number of Restricted Shares pursuant to this paragraph 4.2 on the last Business Day of such calendar year (which, for purposes of determining the Applicable Number, shall be the Date of Grant), subject to the terms and conditions of this Plan. Notwithstanding the foregoing, a Non-Employee Director shall not receive a grant of Restricted Shares pursuant to this paragraph 4.2 if such Non-Employee Director received an Original Grant within six months before the date on which such Non-Employee Director would have become entitled to receive a grant pursuant to this paragraph 4.2. For purposes of this Plan, the term “Business Day” shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity. Until changed by the Committee by resolution or otherwise, the term “Applicable Number” shall mean for grants of Restricted Shares occurring automatically under paragraph 4.1 or this paragraph 4.2 on or after the annual meeting of stockholders in 2014, as follows: for all Non-Employee Directors, excluding the Board Chair, a number derived by dividing (x) $125,000 by (y) the Fair Market Value (as defined below) of a Restricted Share determined as of the Date of Grant; and, for the Board Chair, a number derived by dividing (x) $145,000 by (y) the Fair Market Value of a Restricted Share determined as of the Date of Grant. No Non-Employee Director may be granted during any calendar year Restricted Shares having an aggregate Fair Market Value, determined on the Date of Grant, in excess of $500,000.

(b) The term “Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:

(i) if the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;

(ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or

(iii) in all other cases, the “fair market value” as determined by the Committee in good faith and using such financial sources as it deems relevant and reliable.

4.3 Each award of Restricted Shares made to a Non-Employee Director under this Plan shall be granted for no consideration other than the provision of services (or such minimum payment as may be required under applicable law) or for such other consideration as the Committee may determine.

4.4 Subject to the provisions of paragraph 7 of this Plan, the number of Restricted Shares issued and issuable under this Plan, collectively, shall not exceed 2,000,000. If any Restricted Shares granted under this Plan are forfeited or the award of such Restricted Shares terminates without delivery of the Restricted Shares, such Restricted Shares, to the extent of such forfeiture or termination, shall again be available for grant under this Plan. Restricted Shares that become Vested Shares (as defined in paragraph 5.2) shall no longer be subject to any further grant under this Plan. If the number of shares of Common Stock available is insufficient to permit Newpark to deliver to all Non-Employee Directors the full number of Restricted Shares to be issued as of any date as of which an award is made, the available shares of Common Stock shall be divided, on a pro rata

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basis, among the Non-Employee Directors on such date, and Newpark shall take appropriate action to increase the number of shares of Common Stock authorized, subject to stockholder approval.

4.5 Each award under this Plan shall be evidenced by either (i) a written award agreement in a form approved by the Committee and executed by Newpark by an officer duly authorized to act on its behalf or (ii) an electronic notice of award grant in a form approved by the Committee and recorded by Newpark (or its designee) in an electronic recordkeeping system used for the purpose of tracking awards under this Plan (in each case, an “award agreement”), as the Committee may provide and, in each case if required by the Committee, executed or electronically accepted by the Non-Employee Director receiving such award in the form and manner as required by the Committee. Each award agreement shall set forth the material terms and conditions of the award as established by the Committee consistent with the provisions of this Plan.

5. VESTING AND FORFEITURE PROVISIONS OF RESTRICTED SHARES.

5.1 Each Restricted Share granted pursuant to paragraph 4 shall be initially a “Non-Vested Share” and shall be subject to transfer and forfeiture restrictions as set forth herein during the period (the “Restriction Period”) commencing on the Date of Grant of such Restricted Share and ending when such Restricted Share becomes a Vested Share, as provided herein.

5.2 Subject to the provisions of this Plan, the Restriction Period shall terminate with respect to Restricted Shares, whether issued pursuant to paragraph 4.1 or paragraph 4.2, and such Restricted Shares shall become “Vested Shares” in full on the earlier of (i) the day prior to annual meeting of stockholders of Newpark that next follows the Date of Grant or (ii) the one-year anniversary of the applicable Date of Grant of such Restricted Shares (the “Vesting Date”), provided that in each case the Non-Employee Director continues to serve as a director through and until the Vesting Date.

5.3 Unless otherwise determined by the Committee, in its sole discretion, upon the voluntary termination prior to the Vesting Date of the directorship of a Non-Employee Director who has served as a director of the Corporation for at least 60 consecutive months, the Restriction Period shall terminate with respect to Restricted Shares held by such Non-Employee Director, and such Non-Employee Director may retain all such Restricted Shares, subject to any agreement between Newpark and such Non-Employee Director governing the transfer of such Restricted Shares.

5.4 Unless otherwise determined by the Committee, in its sole discretion, upon the termination of the directorship of a Non-Employee Director other than as set forth in paragraph 5.3 above, the Non-Employee Director may retain all Vested Shares held by such Non-Employee Director subject to any agreement between Newpark and such Non-Employee Director governing the transfer of such shares, and all Non-Vested Shares shall be immediately forfeited by the Non-Employee Director and reacquired by Newpark without any payment or other consideration, and the Non-Employee Director shall have no further rights with respect to such forfeited shares.

5.5 Restricted Shares granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Non-Employee Director, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, that Newpark retain physical possession of the certificates, and that the Non-Employee Director deliver a stock power to Newpark, endorsed in blank, relating to the Restricted Shares.

5.6 In addition to the transfer restrictions set forth in this Plan and any agreement between Newpark and a Non-Employee Director, which may apply to Vested Shares and Non-Vested Shares alike, Non-Vested Shares shall be subject to the following restrictions during the Restriction Period:

(a) Non-Vested Shares shall be subject to forfeiture to Newpark as provided in paragraph 5.4 of this Plan.

(b) None of the Non-Vested Shares (or any interest therein) may be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such Non-Vested Shares. The right to receive Restricted Shares and any other interests under this Plan may not be assigned by a Non-Employee Director, and any attempted disposition in violation of these restrictions shall be null and void.

(c) Any additional Common Stock or other securities or property (other than cash) that may be issued with respect to Restricted Shares as a result of any stock dividend, stock split, business combination or other event, shall be subject to the restrictions and other provisions of this Plan and any applicable award agreement between Newpark and a Non-Employee Director.

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(d) The issuance of any Restricted Shares shall be subject to and contingent upon (i) completion of any registration or qualification of the Restricted Shares under any federal or state law or government rule or regulation that Newpark, in its sole discretion, determines to be necessary or advisable; and (ii) the delivery by the Non-Employee Director to Newpark of (A) any award agreement reasonably required by Newpark, and (B) the stock power referred to in paragraph 5.5.

5.7 Unless otherwise set forth in the award agreement evidencing the award of Restricted Shares, a Non-Employee Director holding Restricted Shares shall be entitled to receive (i) any regular cash distributions declared and paid with respect to the Restricted Shares, and (ii) any Common Stock distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of Newpark and other issuers) distributed as a dividend, with respect the Restricted Shares; provided that, any such dividends or distributions shall be subject to the same restrictions and forfeiture conditions to the same extent as the underlying Restricted Shares with respect to which such dividends and distributions have been distributed. To the extent dividends or distributions are withheld with respect to Restricted Shares that are forfeited, the dividends and distributions shall also be forfeited.

5.8 Unless otherwise set forth in the award agreement evidencing the award of Restricted Shares, all voting rights appurtenant to the Restricted Shares shall be exercisable by the Non-Employee Director.

5.9 Upon satisfaction of the terms and conditions specified in the award agreement evidencing the award of Restricted Shares that apply during a Restriction Period, (a) the Non-Employee Director shall be entitled to have the legend referred to in paragraph 5.5 removed from any certificate representing the Restricted Shares after the last day of the Restriction Period, and (b) if Newpark has retained possession of the certificates representing the Restricted Shares, Newpark shall promptly deliver such certificates to the Non-Employee Director. If the terms and conditions specified in the award agreement that apply during a Restriction Period have not been satisfied, the Restricted Shares subject to the award shall be forfeited and reacquired by Newpark in accordance with paragraph 5.4.

5.10 Each award of Restricted Shares, and all Restricted Shares granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with this Plan as are prescribed by the Committee and set forth in the applicable award agreement.

6. SECURITIES LAW RESTRICTIONS.

6.1 Each Non-Employee Director acquiring Restricted Shares pursuant to an award under this Plan shall represent and agree with Newpark that: (a) such Non-Employee Director is acquiring Restricted Shares for investment purposes and not with a view to the distribution thereof; (b) no Restricted Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable federal or state securities laws; (c) each Restricted Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions; (d) Newpark may issue “stop transfer” instructions to its Transfer Agent and Registrar to comply with said securities law restrictions without liability; (e) each Non-Employee Director will furnish to Newpark a copy of each Form 4 or Form 5 filed by said Non-Employee Director under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will timely file all reports required under federal securities laws; and (f) each Non-Employee Director will report all sales of Restricted Shares to Newpark in writing on a form prescribed by Newpark.

6.2 No Restricted Shares shall be resold by a Non-Employee Director unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. Newpark will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Restricted Shares hereunder, but there may be times when no such Registration Statement will be currently effective. The resale of Restricted Shares may be temporarily suspended without liability to Newpark during times when no such Registration Statement is currently effective or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over Newpark. Newpark shall have no obligation to file any Registration Statement covering resales of Restricted Shares.

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7. ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.

7.1 The maximum number of Restricted Shares that may be granted under this Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of 2.5% for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms) or a combination of shares of Common Stock or other like capital adjustment (a “Capital Adjustment”). Restricted Shares that are outstanding, whether Vested Shares or Non-Vested Shares, shall participate in the Capital Adjustment on the same terms as all other outstanding shares of the same class and series. If any Capital Adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, Newpark shall pay the holder of such award an amount in cash determined by multiplying (x) the fraction of such security (rounded to the nearest hundredth) by (y) the Fair Market Value thereof (determined in the manner prescribed by paragraph 4.2(b)) on the date of such Capital Adjustment.

7.2 In the event of a Change in Control of Newpark, all outstanding Restricted Shares shall immediately become Vested Shares. The term “Change in Control” means the occurrence of any one of the following:

(a) any election of directors of Newpark takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election;

(b) one or more occurrences or events as a result of which any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of Newpark’s then outstanding securities;

(c) a merger or consolidation of Newpark with, or an acquisition of Newpark or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of Newpark immediately prior to such transaction continue to constitute a majority of the Board of Directors of the surviving corporation (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors of the holding company) for a period of not less than 12 months following the closing of such transaction; or

(d) the stockholders of Newpark approve a plan of complete liquidation or dissolution of Newpark.

7A. ACCELERATED VESTING UPON DEATH.

Notwithstanding anything to the contrary in this Plan, in the event of a Non-Employee Director’s death, all restrictions remaining on such Non-Employee Director’s awards of Restricted Shares, shall terminate automatically and the awards shall become fully vested and non-forfeitable.

8. WITHHOLDING TAXES.

Newpark shall have the right at the time of grant or vesting of any Restricted Share to make adequate provision for any federal, state, local or foreign taxes which it reasonably believes are or may be required by law to be withheld with respect to such grant or vesting (“Tax Liability”), to ensure the payment of any such Tax Liability. Newpark may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (a) by requiring the Non-Employee Director to tender a cash payment to Newpark, (b) by withholding from the Non-Employee Director’s cash compensation, or (c) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Non-Employee Director may be made upon satisfaction of such additional conditions as the Committee shall deem in its sole and absolute discretion as appropriate in order for such withholding of Restricted Shares to qualify for the exemption provided for in Section 16b-3 of the Exchange Act.

9. SECTION 16(B) OF THE EXCHANGE ACT.

This Plan is intended to comply in all respects with Section 16(b) of the Exchange Act. Notwithstanding anything contained in this Plan to the contrary, if the consummation of any transaction under this Plan, or the taking of any action by

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the Committee in connection with a Change in Control of Newpark, would result in the possible imposition of liability on a Non-Employee Director pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but not the obligation, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

10. UNFUNDED PLAN.

This Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the delivery of Restricted Shares in connection with an award, nothing contained herein shall give any Non-Employee Director any rights that are greater than those of a general unsecured creditor of Newpark. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Restricted Shares with respect to awards hereunder.

11. SECTION 409A OF THE CODE.

The Plan, the awards of Restricted Shares and rights related thereto are intended either to be exempt from or to comply with Section 409A of the Code and shall be construed, interpreted and administered in accordance with such intent. If any provision of this Plan contravenes any regulations or Department of Treasury guidance promulgated under Section 409A of the Code or could cause an award made hereunder to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan shall be modified to maintain, to the maximum extent practicable, the original intent of applicable provision without violating provisions of Section 409A of the Code.

12. NO GUARANTEE OF TAX CONSEQUENCES.

Newpark makes no commitment or guarantee to any Non-Employee Director or any person claiming through or on behalf of such individual that any federal, state, local or other tax treatment will (or will not) apply or be available to any person under this Plan or with respect to Restricted Shares or other amounts due or payable hereunder and assumes no liability whatsoever for the tax consequences to any Non-Employee Director or any person claiming through or on behalf of such individual.

13. AMENDMENTS AND TERMINATION.

The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority under this Plan without the consent of stockholders or Non-Employee Directors, except that any amendment or alteration to this Plan shall be subject to the approval of Newpark’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided, that, without the consent of an affected Non-Employee Director, no such Board action may materially and adversely affect the rights of such Non-Employee Director under any previously granted and outstanding award of Restricted Shares. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award of Restricted Shares theretofore granted and any award agreement relating thereto, except as otherwise provided in this Plan; provided, however, that, without the consent of an affected Non-Employee Director, no such Committee action may materially and adversely affect the rights of such Non-Employee Director under such award. For purposes of clarity, any adjustments made to Restricted Shares pursuant to paragraph 7 of this Plan will be deemed not to materially and adversely affect the rights of any Non-Employee Director under any previously granted and outstanding Restricted Shares and therefore may be made without the consent of affected Non-Employee Directors.

14. SUCCESSORS IN INTEREST.

The provisions of this Plan, the terms and conditions of any award of Restricted Shares, and the actions of the Committee shall be binding upon all heirs, successors and assigns of Newpark and of Non-Employee Directors.

15. OTHER DOCUMENTS.

All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the

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terms of any such document and this Plan, the provisions of this Plan shall prevail. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on Newpark’s intranet (or other electronic medium controlled by Newpark to which the Non-Employee Director has access).

16. NO RETENTION RIGHTS.

Neither the establishment of this Plan nor the awarding of Restricted Shares to a Non-Employee Director shall be considered to give the Non-Employee Director the right to be retained on, or nominated for reelection to, the Board, or to any benefits or awards not specifically provided for by this Plan.

17. MISCONDUCT OF A NON-EMPLOYEE DIRECTOR.

Notwithstanding any other provision of this Plan, all Non-Vested Shares held by a Non-Employee Director shall automatically be forfeited as of the date his or her directorship is terminated, if such directorship is terminated on account of any act of fraud, embezzlement, misappropriation or conversion of assets or opportunities of Newpark, or if the Non-Employee Director takes any other action materially inimical to the best interests of Newpark, as determined by the Committee in its sole and absolute discretion. Upon forfeiture of Restricted Shares, such Non-Employee Director shall have no further rights or benefits under this Plan.

18. TERM OF PLAN.

This Plan shall become effective subject to approval by the stockholders of the Company at the 2023 annual meeting of stockholders on May 18, 2023 (the “Effective Date”). No Restricted Shares may be granted under this Plan after May 19, 2032.

19. GOVERNING LAW.

This Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware without regard to conflict of law principles.

20. STOCKHOLDER APPROVAL OF PLAN.

No Restricted Shares shall be granted pursuant to this Plan unless and until the stockholders of Newpark have approved this Plan, and all other applicable legal requirements have been fully complied with.

21. SEVERABILITY.

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any paragraph or part thereof so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such paragraph or part thereof to the fullest extent possible while remaining lawful and valid.

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Appendix C
AMENDMENT NO. 1 TO NEWPARK RESOURCES, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

THIS AMENDMENT NO. 1 (this “Amendment”) to the Amended and Restated Employee Stock Purchase Plan (the “Plan”) is made by Newpark Resources, Inc. (the “Company”) pursuant to the Plan, as follows:
WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;
WHEREAS, pursuant to Article XIII of the Plan, the Board of Directors (the “Board”) has the power and authority to amend the terms of the Plan; and
WHEREAS, the Board desires to increase the number of shares of common stock of the Company (“Shares”) that may be issued pursuant to rights granted under the Plan from 2,000,000 to 3,500,000 Shares.
NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:
1.Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended to increase the number of Shares that may be issued pursuant to right granted under the Plan from 2,000,000 to 3,500,000.
2.Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.
3.Effectiveness Subject to Stockholder Approval. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in 1 above, and if approved, then this Amendment shall become effective as of such meeting.
IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on April 3, 2023.

NEWPARK RESOURCES, INC.

    By: /s/ E. Chipman Earle
    Name: E. Chipman Earle
Title: Vice President, General Counsel, Chief
                                     Compliance Officer and Corporate Secretary

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Appendix C-1

NEWPARK RESOURCES, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

The purpose of this Plan is to assist Eligible Employees of the Company, and its Subsidiaries to acquire a stock ownership interest in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutual interest between employees and the Company’s stockholders. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, although the Company makes no undertaking or representation to maintain such qualification. Notwithstanding the foregoing, the Company may establish one or more sub-plans of the Plan (and separate Offerings thereunder) which do not qualify as a Code Section 423 employee stock purchase plan for Eligible Employees of Designated Subsidiaries located and established in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the Plan with the laws and requirements of such countries in order to allow such Eligible Employees to purchase shares of Stock in a manner similar to the Plan.

2. DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Account” shall mean a bookkeeping account maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Stock under the Plan.

2.2    “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in ARTICLE III.

2.3    “Board” shall mean the Board of Directors of the Company.

2.4    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.5    “Committee” means the committee of the Board described in ARTICLE III.

2.6    “Company” shall mean Newpark Resources, Inc., a Delaware corporation.

2.7    “Compensation” shall mean a cash compensation a Participant receives for services rendered to the Company or any Designated Subsidiary, including hourly wages, salary, overtime pay, variable pay, sales commissions, bereavement pay, payments for jury duty service, sick pay and vacation pay, referral pay, retroactive pay, training pay and other amounts paid in cash to a Participant through the Company’s or any Designated Subsidiary’s payroll system, to the extent that the amounts are includible in gross income. Compensation shall not include the following:

a.Contributions made by the Company or any Designated Subsidiary to a plan of deferred compensation or any benefit plan (including any 401(k), welfare or retirement plan). In addition, any distributions from a plan of deferred compensation (whether or not qualified) or other benefit plan (including long term or short term disability payments and workmen’s compensation payments) are excluded from Compensation under the Plan, regardless of whether such amounts are includible in the gross income of the Employee when distributed.
b.Amounts received as incentive bonus compensation (other than sales commissions), bonuses or other similar     compensation paid on a discretionary basis.
c.Amounts realized from the exercise of a stock option, stock appreciation rights, release of restricted stock, or performance awards, including amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

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d.Any other amounts that receive special tax benefits, such as premiums for group-term life insurance or amounts that would have been received and includible in gross income but for an election under Section 125(a) of the Code.
e.Amounts reimbursed for relocation and tuition expenses (whether or not such amounts are includible in gross income of the Employee when reimbursed).
f.Amounts paid in a form other than cash, fringe benefits (including auto allowances and relocation payments), employee discounts, expense reimbursement or allowances, and other forms of imputed income.

2.8    “Contributions” shall mean the amount of Compensation contributed by a Participant through payroll deductions or such other mode(s) of contribution approved by the Administrator where payroll deductions are prohibited under local law or administratively unfeasible to fund the purchase of Stock pursuant to an Option.

2.9    “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(d).

2.10    “Eligible Employee” shall mean every Employee of the Company or a Designated Subsidiary except the following:

a.who, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code);
b.whose customary employment is less than twenty hours per week;
c.whose customary employment is for five months or less in any calendar year;
d.who has been continuously employed by the Company or a Designated Subsidiary less than ninety days; and
e.Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, and/or Employees who have not satisfied a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); provided however, that the limitation contained in this Section 2.10(e) shall only apply to the extent the Administrator expressly provides for such limitation, and then, such limitation shall only apply to such Offering Period.
For purposes of clause (a) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).

2.11    “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code or, for individuals performing services outside of the United States, as defined in accordance with applicable local law) of the Company or any Designated Subsidiary. For purposes of the Plan, an individual shall cease to be an Employee either upon an actual termination of employment with the Company or a Designated Subsidiary, or upon the Designated Subsidiary employing such individual ceasing to be a Subsidiary. For purposes of the Plan, an individual shall not cease to be an Employee while such individual is on any military leave, sick leave, statutory leave (as determined under local law) or other bona fide leave of absence (as determined under local law). The Administrator shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the administrator's determination, all such determinations by the Administrator shall be final, binding and conclusive, notwithstanding that any governmental agency subsequently makes a contrary determination.

2.12    “Enrollment Date” shall mean the first day of each Offering Period.

2.13    “Enrollment Period” shall mean that period of time prescribed by the Administrator, which period shall conclude prior to the Offering Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

2.14    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

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2.15    “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be as follows:

a.If Stock is traded on any established national securities exchange including the New York Stock Exchange, the closing price (in regular trading) of a share of Stock quoted on such exchange on that date, or, if no sales of Common Stock were reported on that date, the closing price (in regular trading) on the last preceding date on which sales were reported;
b.If Stock is not traded on an exchange but is quoted on a national market or other quotation system, the closing price of a share of Stock on the automated quotation system on that date, or, if no sales of Common Stock were reported on that date, the closing price on the last preceding date on which such sale was reported;
c.If none of the above is applicable, such amount as may be determined by the Administrator in good faith, to be the fair market value per share of Common Stock.
2.16    “Non-Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of this Plan, pursuant to which Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan.

2.17    “Offering” shall mean a Section 423 Offering or a Non-Section 423 Offering of a right to purchase Stock under the Plan during an Offering Period as further described in ARTICLE V.

2.18    “Offering Period” shall mean a period with respect to which the right to purchase Stock may be granted under the Plan, which may include a Non-Section 423 Offering, as determined pursuant to ARTICLE V.

2.19    “Option” shall mean the right to purchase Stock granted to a Participant pursuant to an Offering made under this Plan.

2.20    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Parent” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(e) of the Code.

2.21    “Participant” means any Eligible Employee who has elected to participate in the Plan.

2.22    “Plan” shall mean this Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan, as it may be amended from time to time. The Plan is an amendment and restatement of the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan.

2.23    “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.24    “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price for a Section 423 Offering shall not be less than 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator, the purchase price for each Offering Period shall be 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to ARTICLE XII; and provided, and further, that the Purchase Price shall not be less than the par value of a share of Stock.
2.25    “Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of this Plan, pursuant to which Options that satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan.

2.26    “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

2.27    “Stock” means the common stock, $0.01 par value, of the Company.

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2.28    “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Subsidiary” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(f) of the Code.

2.29    “Trading Day” shall mean any day on which the Stock is actually traded.

3. ADMINISTRATION

3.1    Administrator. Unless otherwise delegated by the Board, the Compensation Committee of the Board shall be both the Committee and the Administrator. The Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

3.2    Action by the Administrator. A majority of the Committee shall constitute a quorum for purposes of any actions taken as the Administrator. The acts of a majority of the Committee members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Administrator. When acting as the Administrator, each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the operation, administration and interpretation of the Plan.

3.3    Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
a.To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical), including establishing the timing and length of Offering Periods and establishing minimum and maximum contribution rates.
b.To establish new or changing limits on the number of shares of Stock an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected.
c.To establish, in its sole discretion, sub-plans of the Plan (and separate Offerings thereunder) which do not satisfy the requirements of Code Section 423 for purposes of effectuating the participation of Eligible Employees employed by a Designated Subsidiary established in a country outside of the United States. For purposes of the foregoing, the Administrator may establish one or more sub-plans (and separate Offerings thereunder) to: (i) amend or vary the terms of the Plan in order to conform such terms with the laws, rules and regulations of each country outside of the United States where the Designated Subsidiary is located and established; (ii) amend or vary the terms of the Plan in each country where the Designated Subsidiary is located and established as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Designated Subsidiary, or (iii) amend or vary the terms of the Plan in each country outside of the United States where the Designated Subsidiary is located and established as it considers necessary or desirable to meet the goals and objectives of the Plan. Each sub-plan established hereunder shall be reflected in a written appendix to the Plan for each Designated Subsidiary in such country, and shall be treated as being separate and independent from the Plan; provided, the total number of shares of Stock authorized to be issued under the Plan shall include any shares of Stock issued under such non-Code Section 423 sub-plans. To the extent permitted under applicable law, the Administrator may delegate its authority and responsibilities hereunder to an appropriate sub-committee consisting of one or more officers of the Company.
d.To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company. The Administrator may provide that the non-U.S. Eligible Employees of any Designated Subsidiary shall only be eligible to participate in the Non-Section 423 Offering.
e.To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission

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or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
f.To amend the Plan as provided in ARTICLE XIII.
g.Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
The Administrator shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Administrator deems appropriate.
3.4    Decisions Binding. The Administrator’s interpretation of the Plan, any Options granted pursuant to the Plan, and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

4. SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to ARTICLE XII, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 2,000,000 shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such Option shall again become available for the Plan. For avoidance of doubt, the limitation set forth in this paragraph may be used to satisfy purchases of Shares under either a Section 423 Offering or a NonSection 423 Offering

4.2 Individual Share Limit. Notwithstanding anything herein to the contrary, and in addition to the limitation set forth in Section 8.4, below, the maximum shares of Stock that may be acquired by a Participant pursuant to an Option for each Offering Period is two thousand (2,000) shares of Common Stock. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock an Eligible Employee may purchase on the Purchase Date of each Offering Period.

4.3 Stock Distributed. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

5. OFFERING PERIODS

The Administrator may from time to time grant Options to purchase Stock of the Company under the Plan to Eligible Employees during one or more Offering Periods selected by the Administrator commencing on an Enrollment Date. For purposes of the Plan, the Administrator may establish separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Designated Subsidiaries may participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. In the event an Offering Period is not designated by the Administrator, the right to purchase Stock of the Company under the Plan shall be granted twice each year on February 15 and August 15 of each calendar year and the term of the Offering Period shall be six months; provided however, that the first Offering Period shall commence on July 1, 2017 and end on August 14, 2017.

6. PARTICIPATION

6.1    Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this ARTICLE VI and the limitations imposed by Section 423(b) of the Code.

6.2    Enrollment. Except as otherwise designated by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period during the Enrollment Period prior to the beginning of the Offering Period to which it relates. An election to participate in the Plan shall be made by completing the online enrollment process through the Company’s designated Plan broker (or such other enrollment procedures that the Administrator may establish in its sole discretion). A payroll deduction authorization will be effective for the first Offering Period following the completion of the enrollment process and all subsequent Offering Periods thereafter until (i) the Participant has elected to withdraw from the Plan in accordance with Section 10.1, (ii) the authorization is modified by completing a subsequent online enrollment process in accordance with this ARTICLE VI, (iii) the Participant’s employment is terminated or (iv) the Participant is otherwise ineligible to participate in the Plan. An Eligible Employee may not initiate, increase or decrease Contributions as of any date other than during an Enrollment Period.

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6.3    Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under ARTICLE VII, unless (i) the Participant has elected to withdraw from the Plan in accordance with Section 10.1, (ii) the Participant’s employment has terminated, or (iii) the Participant is ineligible to participate in the next Offering Period.

6.4    Non-U.S. Employees. An Eligible Employee who is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States, for tax purposes or otherwise) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is prohibited under applicable law, or is not advisable or practicable for any reason.

7. PAYROLL DEDUCTIONS

7.1    Payroll Deductions. During the online enrollment process, an Eligible Employee shall authorize a Contribution amount to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during an Offering Period as payroll deductions under the Plan. The Contribution shall be designated in a whole percentage between one percent (1%) and ten percent (10%) of the Eligible Employee’s Compensation to be deducted on each payday during an Offering Period and credited to the Participant’s Account for the purchase of Stock pursuant to the Offering. A Participant may elect to have Contributions completely discontinued at any time, but an election to discontinue Contributions during an Offering Period shall be deemed to be an election to withdraw pursuant to Section 10.1. No change in Contributions other than complete discontinuance can be made during an Offering Period, and, specifically, once an Offering Period has commenced, a Participant may not alter the rate of his or her Contribution for such offering. Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through Contributions to his or her Account in a format and pursuant to a process acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a separate Offering under the Plan, unless the Administrator otherwise expressly provides.

7.2    Frequency of Payroll Deductions. Except as otherwise designated by the Administrator, payroll deductions for a Participant shall commence on the first payroll on or following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in ARTICLE X.

7.3    Insufficient Payroll Deductions. If in any payroll period a Participant’s Compensation is insufficient (after other authorized deductions) to permit a Contribution, no Contribution shall be made on the effected payroll date. Deduction of the full amount originally elected by the Participant will recommence as soon as his or her Compensation is sufficient to permit such Contribution; provided, however, no additional amounts will be deducted on any future payroll date to satisfy missed Contributions which occurred during insufficient payroll periods.

7.4    Decrease of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 8.4, a Participant’s Contributions may be suspended by the Administrator at any time during an Offering Period.

8. GRANTS AND EXERCISE OF RIGHTS

8.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall, subject to the maximum number of shares of Stock specified under Section 4.2 and the provisions of Section 8.4, be granted an Option to purchase that number of shares of Stock equal to the quotient of (i) the aggregate Contributions authorized to be withheld by such Participant in accordance with Section 7.1 for such Offering Period and held in the Participant’s Account, divided by (ii) the Purchase Price of the Stock as of the Enrollment Date.

8.2    Exercise of Rights. Subject to the limitations set forth in Section 8.4, each Participant in the Plan automatically and without any further action will be deemed to have exercised the Participant’s Option on each Purchase Date, to the extent that the balance then in the Participant’s Account under the Plan is sufficient to purchase at the Purchase Price the whole number of shares of Stock subject to the Option granted to such Participant under this Plan for such Offering Period. No fractional shares shall be issued on the exercise of rights granted under this Plan.

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8.3    Excess Account Balances. Any amounts remaining in a Participant’s Account as of any Purchase Date after the purchase of Stock shall be distributed to the Participant, without interest, as soon as practicable after the Purchase Date; provided, however, that any amounts attributable to any fractional share that was not purchased on the Purchase Date shall be carried over to the next Offering Period unless the Participant has elected to withdraw from the Plan in accordance with Section 10.1. Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish alternative means for treating amounts remaining in Participant Accounts following any Purchase Date to the extent consistent with applicable law.

8.4    Limitation on Purchase of Stock. In addition to the limitations set forth in Section 4.2, above, an Eligible Employee may not be granted an Option under the Plan if such Option, (together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code), excluding Options granted pursuant to any Non-Section 423 Offering, permits such Eligible Employee to purchase Stock of the Company or any Parent or Subsidiary at a rate which exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such Option is granted) for each calendar year in which such Option is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

8.5    Five Percent Limit. An Eligible Employee may not be granted an Option to purchase Stock under this Plan if such Participant (directly or through attribution), immediately after such Option is granted, would own or hold options to purchase Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

8.6    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to Options are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom Options to purchase Stock are to be exercised pursuant to this ARTICLE VIII on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to ARTICLE XII. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Participant in one lump sum in cash, without interest, as soon as reasonably practicable after the Purchase Date.

8.7    Withholding. At the time a Participant’s Option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant shall make adequate provision for the Company’s federal, state, local, non-U.S. or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock in accordance with such procedures and withholding methods that may be established by the Administrator in its sole discretion. At any time, the Company or a Designated Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation or other amounts payable to the Participant the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company or a Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.

9. ISSUANCE OF STOCK

9.1    Brokerage Account or Plan Share Account. By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm. Stock purchased by a Participant pursuant to the Plan shall be held in the Participant’s brokerage or Plan share account. Participants may be required to enter into agreements and authorizations (the terms of which may include, without limitation, conditions or restrictions on the transfer of shares of Stock from Participants’ brokerage accounts) with the Plan broker selected by the Administrator and the Company as the Company may prescribe.

9.2    Conditions upon Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
a.The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;

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b.The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
c.The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
d.The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
e.The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
10. WITHDRAWAL
10.1    Withdrawal. A Participant may withdraw all, but not less than all, of the Contributions credited such Participant’s Account and not yet used to exercise such Participant’s Option under the Plan at any time by completing the appropriate online withdrawal process through the Company’s designated Plan broker or contacting the Company. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date. Upon receipt of such notice, Contributions on behalf of the Participant shall be discontinued and such Participant may not again be eligible to participate in the Plan until the next Enrollment Period. All of the Participant’s Contributions credited to such Participant’s Account during the Offering Period shall be paid to such Participant, without interest, as soon as reasonably practicable.
10.2    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
TERMINATION OF EMPLOYMENT ELIGIBILITY
11.1    General. If the employment of a Participant terminates prior to the Purchase Date relating to a particular Offering Period for any reason, including retirement, death or failure of a Participant to remain an Eligible Employee of the Company or of a Designated Subsidiary, participation in the Plan immediately and without any act on the part of the Participant shall terminate. Following the Participant’s termination of employment as described above, the Company will refund to the Participant or, in the case of the death of the Participant, the person or persons entitled thereto, any unused Contributions credited to the Participant’s Account during the Offering Period, without interest, and thereupon the Participant’s Option shall terminate.
11.2    Transfer of Employment. A Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or any Designated Subsidiary (including transfers between Designated Subsidiaries) participating in a Section 423 Offering will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, if a Participant transfers from a Section 423 Offering to a Non-Section 423 Offering (or vice versa) or between Non-Section 423 Offerings, the Participant will be treated as having withdrawn from the Offering Period in accordance with ARTICLE X, unless otherwise determined by the Administrator in its sole decision.
11.3    Leave of Absence.
a.During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421‑1(h)(2), a Participant’s elected Contributions shall continue.
b.If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421‑1(h)(2), then Contributions on behalf of the Participant shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator or required by applicable law). Any amounts credited to the Participant’s Account may be used to purchase Stock on the next applicable Purchase Date.
c.If a Participant takes a leave of absence that is not described in Section 11.3(a) or 11.3(b), then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof.
Further, notwithstanding the preceding provisions of this Section 11.3, if a Participant takes a leave of absence and such leave of absence exceeds 90 days, then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof on the 91st day of such leave of absence; provided, however, that if the Participant’s right to employment is guaranteed either by statute or contract, then such 90-day period shall be extended until the last day upon which such reemployment rights are so guaranteed.

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12. ADJUSTMENTS UPON CHANGES IN STOCK
12.1    Changes in Capitalization; Other Adjustments.
a.Subject to Section 12.3, whenever any change is made in the Stock by reason of any stock dividend or by reason of subdivision, stock split, reverse stock split, combination or exchange of shares, recapitalization, reorganization, reclassification of shares, or any other similar corporate event affecting the Stock, appropriate action will be taken by the Board to make such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations established pursuant to Section 4.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding Options; and (iii) the Purchase Price with respect to any outstanding Options.
b.If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all Options then outstanding under this Plan, (i) the Purchase Date for all Options then outstanding under this Plan shall be accelerated to dates fixed by the Administrator or the Board prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised Options shall expire.
12.2    No Adjustment under Certain Circumstances. No adjustment or action described in this ARTICLE XII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
12.3    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator or the Board under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an outstanding Option or the Purchase Price of the Stock subject to an outstanding Option.
13. AMENDMENT, MODIFICATION, AND TERMINATION
13.1    Amendment, Modification and Termination. The Administrator or the Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that if stockholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the New York Stock Exchange (or any other securities exchange on which the Common Stock is listed or traded), then no such amendment shall be effective unless approved by the Company’s stockholders within such time period and manner as may be required. Upon termination of the Plan, all Contributions shall cease and all amounts then credited to a Participant’s Account shall be refunded, without interest, to each Participant.
13.2    Rights Previously Granted. Except as provided in ARTICLE XII or this ARTICLE XIII, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.
13.3    Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution authorizations, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
14. CODE SECTION 409A; TAX QUALIFICATION
14.1 Code Section 409A. Options to purchase Stock granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any

2023 Proxy Statement | 127

provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Option to purchase Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the right to purchase Stock under the Plan is compliant with Section 409A of the Code.
14.2 Tax Qualification. Although the Company may endeavor to (i) qualify an Option to purchase Stock for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 14.1 above. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant’s under the Plan.
15. MISCELLANEOUS
15.1    Restriction upon Assignment. An Option granted under the Plan shall not be transferable and is exercisable during the Participant’s lifetime only by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, and the Company will treat such act as an election to withdraw Participant’s entire Account in accordance with ARTICLE X.
15.2    Rights as a Stockholder. With respect to shares of Stock subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein. Unless otherwise determined by the Administrator or required by applicable law, the Company shall not deliver to any Participant any certificates evidencing Stock issued in connection with any purchase under the Plan.
15.3    Participant Accounts. No interest shall accrue on any amounts credited to a Participant Account. All payroll deductions or lump sum contributions of a Participant under the Plan will be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deduction amounts.
15.4    Currency Conversion. Eligible Employees who are paid in currency other than U.S. dollars, and who contribute such currency to the Plan through contributions or payroll deductions will have such amounts converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Administrator for each Offering and as may be specified pursuant to any sub-plan established under the Plan. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering result in the acquisition of shares of Stock below the Purchase Price. Each Eligible Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Eligible Employee amounts are converted to U.S. dollars and the Purchase Date.
15.5    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
15.6    Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
15.7    No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
15.8    Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, the provisions shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

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15.9    Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Texas without regard to otherwise governing principles of conflicts of law.

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NEWPARK

NEWPARK RESOURCES, INC.
ATTN: E. CHIPMAN EARLE
9320 LAKESIDE BLVD., SUITE 100
THE WOODLANDS, TEXAS 77381

SCAN TO
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V04357-P90091

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEWPARK RESOURCES, INC. (the "Company")

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Matthew S. Lanigan	☐	☐	☐
1b. Roderick A. Larson	☐	☐	☐
1c. Michael A. Lewis	☐	☐	☐
1d. Claudia M. Meer	☐	☐	☐
1e. John C. Mingé	☐	☐	☐
1f. Rose M. Robeson	☐	☐	☐
1g. Donald W. Young	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 Year on proposal 3:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Advisory vote on the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 through 7:	**For**	**Against**	**Abstain**
4. Ratification of appointment of independent registered public accounting firm.	☐	☐	☐
5. Approval of the Company's Second Amended and Restated 2015 Employee Equity Incentive Plan.	☐	☐	☐
6. Approval of the Company's Amended and Restated 2014 Non-Employee Directors' Restricted Stock Plan.	☐	☐	☐
7. Approval of an amendment to the Company's Amended and Restated Employee Stock Purchase Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V04358-P90091

NEWPARK RESOURCES, INC.
Annual Meeting of Stockholders
May 18, 2023 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Gregg S. Piontek and E. Chipman Earle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWPARK RESOURCES, INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM CDT on May 18, 2023, at the Newpark Technology Center located at 21920 Merchants Way, Katy, TX 77449, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If the proxy is properly executed, but no such direction is made, the shares represented by this proxy will be voted in accordance with the Board of Directors' recommendations. In the event that any of the nominees named on the reverse side of this ballot are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Continued and to be signed on reverse side